UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-07917

Wilshire Variable Insurance Trust
(Exact name of registrant as specified in charter)

Wilshire Associates Incorporated 1299 Ocean Avenue, Suite 700 Santa Monica, CA 90401-1085
(Address of principal executive offices) (Zip code)

Jamie B. Ohl, President 1299 Ocean Avenue, Suite 700 Santa Monica, CA 90401-1085
(Name and address of agent for service)

Registrant’s telephone number, including area code: 310-260-6639

Date of fiscal year end: December 31

Date of reporting period: June 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

Wilshire Variable Insurance Trust
SEMI-ANNUAL REPORT (Unaudited) Equity Fund Balanced Fund Income Fund Small Cap Growth Fund International Equity Fund Socially Responsible Fund
June 30, 2012

Wilshire Variable Insurance Trust Table of Contents

Shareholder Letter	2
Fund Commentaries	3
Disclosure of Fund Expenses	15
Schedules of Investments	17
Statements of Assets and Liabilities	45
Statements of Operations	46
Statements of Changes in Net Assets	47
Financial Highlights	49
Notes to the Financial Statements	55
Additional Fund Information	65

Shares of the Equity Fund, Balanced Fund, Income Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund are sold only as the underlying investment for variable annuity contracts issued by insurance companies. This report is authorized for use in connection with any offering of a Fund’s shares only if accompanied or preceded by the Fund’s current prospectus.

Shares of the Wilshire Variable Insurance Trust are distributed by SEI Investments Distribution Co.

Wilshire Variable Insurance Trust Shareholder Letter

Dear Wilshire Variable Insurance Trust Shareholder:

We are pleased to present this first half report to all shareholders of the Wilshire Variable Insurance Trust. This report covers the period from January 1, 2012 to June 30, 2012 for the Equity Fund, Balanced Fund, Income Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund (the “Funds”).

MARKET ENVIRONMENT

The U.S. stock market sold off in the second quarter after a strong first quarter performance, but still held on to gains as the Wilshire 5000 Total Market IndexSM returned 9.22% in the first half of the year. In the first quarter, large and small capitalization stocks posted similar results with the Wilshire U.S. Large Cap IndexSM and Wilshire U.S. Small-Cap IndexSM returning 9.15% and 9.55%, respectively. In the second quarter, total returns were comparable across size segments with the Wilshire U.S. Large Cap, Wilshire U.S. Small-Cap and Wilshire U.S. Microcap Indexes down 3.12%, 3.33% and 2.85%, respectively.

Global stock markets experienced increased volatility in the first half of the year, but the MSCI EAFE still gained 2.96%. In the first quarter, markets were upbeat as the MSCI EAFE increased by 10.86%. However, sentiment turned negative during the second quarter, with events in continental Europe again taking center stage as the MSCI EAFE lost -7.13%. Greece’s ongoing fiscal woes were not the only news story affecting stocks as Spain’s banking sector entered crisis mode. Although a €100 million bailout to stabilize the nation’s banks failed to calm investors’ nerves, promises of increased fiscal integration among eurozone nations spurred a dramatic rally in European stocks at the end of the second quarter.

The U.S. bond market finished higher in the first half of the year as the Barclays Aggregate Bond Index gained 2.37%. During the first quarter, the massive liquidity injections provided by the Bank of Japan, European Central Bank and the Federal Reserve led to a rally in global equities and a move out of the safety of the bond market as the Barclays Capital U.S. Aggregate Bond Index gained 0.30%. In the second quarter, bond investors searching for yield found another challenging marketplace as the volatility of global stock markets fueled a rotation into the safety of U.S. Treasuries, sending yields for this sector broadly lower.

FUND PERFORMANCE REVIEW

The Funds turned in mixed performance in the first half of 2012. The Equity Fund returned 8.28%, underperforming the S&P 500 Index’s return of 9.49% by -1.21%. The Balanced Fund returned 5.71%, underperforming its benchmark return of 6.17% by -0.46%.The Income Fund returned 3.68%, outperforming the Barclays Capital U.S. Aggregate Bond Index of 2.37% by 1.31%. The Small Cap Growth Fund returned 6.21%, underperforming the Russell 2000 Growth Index’s return of 8.81% by -2.60%. The International Equity Fund returned 3.99%, outperforming the MSCI EAFE Index’s return of 2.96% by 1.03%. The Socially Responsible Fund returned 9.33%, performing relatively in line with the S&P 500 Index’s return of 9.49%.

As always, we sincerely appreciate your continued support and confidence in Wilshire Associates.

Sincerely,

Jamie Ohl
President
Wilshire Variable Insurance Trust

Wilshire Variable Insurance Trust Equity Fund Commentary

EQUITY FUND
Average Annual Total Return

Six Months Ended 06/30/12*	8.28%
One Year Ended 06/30/12	0.56%
Five Years Ended 06/30/12	(3.67)%
Ten Years Ended 06/30/12	3.21%

S&P 500 INDEX(1)
Average Annual Total Return

Six Months Ended 06/30/12*	9.49%
One Year Ended 06/30/12	5.45%
Five Years Ended 06/30/12	0.22%
Ten Years Ended 06/30/12	5.33%

*	Not annualized.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns. Recent performance can be found at your particular insurance company.

(1)	The S&P 500 Index is an unmanaged index consisting of 500 stocks. An individual cannot invest directly in any index. Index performance is presented for general comparative purposes.

During certain periods, certain fees and expenses were waived and reimbursed. Without waivers and reimbursements, total returns for the periods would have been lower. For the six months ended June 30, 2012, there were no waivers.

Wilshire Variable Insurance Trust Equity Fund Commentary - (Continued)

PORTFOLIO SECTOR WEIGHTING*
(As of June 30, 2012)

The first half of 2012 saw the U.S. stock market post another strong return as the S&P 500 Index rose 9.49%. The market got off to a fast start in the first quarter with the S&P 500 Index returning 12.59%. Several positive macroeconomic developments in the first quarter, including the European Central Bank’s announced $1.2 trillion long-term refinancing program and the Bank of Japan’s pledged 10 trillion yen in asset purchases, helped fuel positive investor sentiment. However, the second quarter saw the market reverse, and the S&P 500 Index was on track for a dismal second quarter before returning 2.3% on the last trading day and ending down -2.75% for the quarter. Investor sentiment worsened in the second quarter due in large part to continued uncertainty in the euro region and a stronger than expected slowdown in Chinese economic growth. Furthermore, uncertainty around the newly elected Greek government caused investor anxiety. France’s new government leadership also caused worries, while the nationalization of Spanish Bankia SA and the Spanish bailout funds request tempered investor sentiment. Large cap stocks posted strong gains for the first six months of the year, with the Russell 1000 Index posting a 9.38% gain, slightly edging out small cap. Both growth and value styles performed well, with value stocks modestly trailing their growth counterparts. All sectors, with the exception of Energy (-2.28%), were positive year to date – Telecom Services (16.48%), Financials (13.67%), and Information Technology (13.32%) posted the strongest returns, while Utilities (4.90%) and Energy (-2.28%) logged the worst returns.

The Equity Fund returned 8.28% for the first six months of 2012, underperforming the S&P 500 Index return of 9.49% by 1.21%. The Fund benefited from positive stock selection in Health Care and Energy; performance was partially offset by poor stock selection in Financials and Information Technology.

Despite the Fund’s underperformance versus its benchmark, we believe the Fund is well positioned going into the second half of 2012 as the market deals with ongoing macroeconomic and geopolitical issues.

*
Based on percent of the Fund’s total investments in securities and affiliated funds, at value. Includes investments held as collateral for securities on loan (See Note 6 in Notes to Financial Statements).

Wilshire Variable Insurance Trust Balanced Fund Commentary

BALANCED FUND
Average Annual Total Return

Six Months Ended 06/30/12*	5.71%
One Year Ended 06/30/12	0.31%
Five Years Ended 06/30/12	(0.03)%
Ten Years Ended 06/30/12	4.18%

STOCK/BOND COMPOSITE INDEX(1)
Average Annual Total Return

Six Months Ended 06/30/12*	6.17%
One Year Ended 06/30/12	3.51%
Five Years Ended 06/30/12	2.00%
Ten Years Ended 06/30/12	5.79%

*	Not annualized.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns. Recent performance can be found at your particular insurance company.

(1)
Stock/Bond Composite Index is a blend of 50% S&P 500 Index and 35% Barclays Capital U.S. Aggregate Bond Index and 15% of the MSCI EAFE Index. The S&P 500 Index is an unmanaged index consisting of 500 stocks. The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index of investment grade fixed-rated debt issues, including government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more. The MSCI EAFE Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australasia and the Far East. An individual cannot invest directly in any index. Index performance is presented for general comparative purposes.

During certain periods, certain fees and expenses were waived and reimbursed. Without waivers and reimbursements, total returns for the periods would have been lower. For the six months ended June 30, 2012, there were no waivers.

Wilshire Variable Insurance Trust Balanced Fund Commentary - (Continued)

PORTFOLIO SECTOR WEIGHTING*
(As of June 30, 2012)

The first half of 2012 saw the U.S. stock market post another strong return as the S&P 500 Index rose 9.49%. The market got off to a fast start in the first quarter with the S&P 500 Index returning 12.59%. Several positive macroeconomic developments in the first quarter, including the European Central Bank’s announced $1.2 trillion long-term refinancing program and the Bank of Japan’s pledged 10 trillion yen in asset purchases, helped fuel positive investor sentiment. However, the second quarter saw the market reverse, and the S&P 500 Index was on track for a dismal second quarter before returning 2.29% on the last trading day and ending down -2.75% for the quarter. Investor sentiment worsened in the second quarter due in large part to continued uncertainty in the euro region and a stronger than expected slowdown in Chinese economic growth. Furthermore, uncertainty around the newly elected Greek government caused investor anxiety. France’s new government leadership also caused worries, while the nationalization of Spanish Bankia SA and the Spanish bailout funds request tempered investor sentiment. Foreign stock markets also posted positive returns as the MSCI EAFE Index rose 2.96% in US dollar terms, and in local currency terms, the index was up 4.24%. While Germany was the top performing country in Europe during the first quarter, Belgium was the lone European country posting a positive gain in the second quarter. After a positive start for the year, Emerging Markets slid during the second quarter as more evidence of a global economic slowdown, driven by the China’s weaker-than-expected growth, served as a drag on performance. Through June, the MSCI Emerging Markets Index rose 3.93%.

The Balanced Fund returned 5.71% for the first six months of 2012, underperforming the custom benchmark return of 6.17% by 0.46%. The Fund benefited from positive stock selection in Consumer Staples and Energy; performance was partially offset by poor stock selection in Financials and Industrials. On the fixed income side, the Fund benefited from its exposure to Non-Agency mortgage-backed securities (MBS).

Despite the Fund’s underperformance versus its benchmark, we believe the Fund is well positioned going into the second half of 2012 as the market deals with ongoing macroeconomic and geopolitical issues.

The Balanced Fund attempts to achieve its objective by investing in other funds. You may invest in the underlying funds directly. By investing in the underlying funds indirectly through the Balanced Fund, you will incur not only the expenses of the underlying funds, but also the expenses of the Balanced Fund. The Balanced Fund is subject to the risks of the underlying funds it holds. The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Annuity contract fees are not reflected in returns.

*	Based on percent of the Fund’s total investments and investments in affiliated funds, at value.

Wilshire Variable Insurance Trust Income Fund Commentary

INCOME FUND
Average Annual Total Return

Six Months Ended 06/30/12*	3.68%
One Year Ended 06/30/12	7.50%
Five Years Ended 06/30/12	5.96%
Ten Years Ended 06/30/12	5.44%

BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX(1)
Average Annual Total Return

Six Months Ended 06/30/12*	2.37%
One Year Ended 06/30/12	7.47%
Five Years Ended 06/30/12	6.79%
Ten Years Ended 06/30/12	5.63%

*	Not annualized.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns. Recent performance can be found at your particular insurance company.

(1)
The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index of investment grade fixed-rated debt issues, including government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more. An individual cannot invest directly in any index. Index performance is presented for general comparative purposes.

During certain periods, certain fees and expenses were waived and reimbursed. Without waivers and reimbursements, total returns for the periods would have been lower. For the six months ended June 30, 2012, there were no waivers.

Wilshire Variable Insurance Trust Income Fund Commentary - (Continued)

PORTFOLIO SECTOR WEIGHTING*
(As of June 30, 2012)

Fixed income performed well in the first half of the year, with investment grade U.S. bonds (the Barclays Capital U.S. Aggregate Bond Index) returning 2.37%. High yield bonds outperformed their higher quality counterparts, with the Bank of American Merrill Lynch High Yield Master II Index returning 7.1%.

The Income Fund returned 3.68% for the first six months of 2012, outperforming the Barclays Capital U.S. Aggregate Bond Index return of 2.37% by 1.31%. The Fund benefited from its exposure to Non-Agency mortgage-backed securities as well as from its exposures in both Investment Grade and High Yield Credit exposures.

We are pleased with the Fund’s outperformance for the year-to-date period and believe the Fund is well positioned going into the second half of 2012 as the market deals with ongoing macroeconomic and geopolitical uncertainties.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Annuity contract fees are not reflected in returns.

*	Based on percent of the Fund’s total investments in securities, at value. Includes investments held as collateral for securities on loan (See Note 6 in Notes to Financial Statements).

Wilshire Variable Insurance Trust Small Cap Growth Fund Commentary

SMALL CAP GROWTH FUND
Average Annual Total Return

Six Months Ended 06/30/12*	6.21%
One Year Ended 06/30/12	(4.31)%
Five Years Ended 06/30/12	(1.49)%
Ten Years Ended 06/30/12	5.05%

RUSSELL 2000 GROWTH INDEX(1)
Average Annual Total Return

Six Months Ended 06/30/12*	8.81%
One Year Ended 06/30/12	(2.71)%
Five Years Ended 06/30/12	1.99%
Ten Years Ended 06/30/12	7.39%

*	Not annualized.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns. Recent performance can be found at your particular insurance company.

(1)
The Russell 2000 Growth Index is an unmanaged index comprised of the Russell 2000 Growth securities with a greater-than-average growth orientation. An individual cannot invest directly in any index. Index performance is presented for general comparative purposes.

During certain periods, certain fees and expenses were waived and reimbursed. Without waivers and reimbursements, total returns for the periods would have been lower. For the six months ended June 30, 2012, fees totaling 0.20% of average net assets were waived.

Wilshire Variable Insurance Trust Small Cap Growth Fund Commentary - (Continued)

PORTFOLIO SECTOR WEIGHTING*
(As of June 30, 2012)

The first half of 2012 saw the U.S. stock market post another strong return as the S&P 500 Index rose 9.49%. The market got off to a fast start in the first quarter with the S&P 500 Index returning 12.59%. Several positive macroeconomic developments in the first quarter, including the European Central Bank’s announced $1.2 trillion long-term refinancing program and the Bank of Japan’s pledged 10 trillion yen in asset purchases, helped fuel positive investor sentiment. However, the second quarter saw the market reverse, and the S&P 500 Index was on track for a dismal second quarter before returning 2.29% on the last trading day and ending down -2.75% for the quarter. Investor sentiment worsened in the second quarter due in large part to continued uncertainty in the euro region and a stronger than expected slowdown in Chinese economic growth. Furthermore, uncertainty around the newly elected Greek government caused investor anxiety. France’s new government leadership also caused worries, while the nationalization of Spanish Bankia SA and the Spanish bailout funds request tempered investor sentiment. Large cap stocks posted strong gains for the first six months of the year, with the Russell 1000 Index posting a 9.38% gain, slightly edging out small cap. Both growth and value styles performed well, with value stocks modestly trailing their growth counterparts. All sectors, with the exception of Energy (-2.28%) , were positive year to date – Telecom Services (16.48%), Financials (13.67%), and Information Technology (13.32%) posted the strongest returns, while Utilities (4.90%) and Energy (-2.28%) logged the worst returns.

The Small Cap Growth Fund returned 6.21% for the first six months of 2012, underperforming the Russell 2000 Growth Index return of 8.81% by 2.60%. The Fund benefited from positive stock selection in Materials and Industrials; performance was partially offset by poor stock selection in Consumer Discretionary and Health Care.

Despite the Fund’s underperformance versus its benchmark, we believe the Fund is well positioned going into the second half of 2012 as the market deals with ongoing macroeconomic and geopolitical issues.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Annuity contract fees are not reflected in returns. Small company stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.

*	Based on percent of the Fund’s total investments in securities, at value. Includes investments held as collateral for securities on loan (See Note 6 in Notes to Financial Statements).

Wilshire Variable Insurance Trust International Equity Fund Commentary

INTERNATIONAL EQUITY FUND
Average Annual Total Return

Six Months Ended 06/30/12*	3.99%
One Year Ended 06/30/12	(13.64)%
Five Years Ended 06/30/12	(6.33)%
Ten Years Ended 06/30/12	2.67%

MSCI EAFE INDEX(1)
Average Annual Total Return

Six Months Ended 06/30/12*	2.96%
One Year Ended 06/30/12	(13.83)%
Five Years Ended 06/30/12	(6.10)%
Ten Years Ended 06/30/12	5.14%

*	Not annualized.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns. Recent performance can be found at your particular insurance company.

(1)
The MSCI EAFE Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australasia and the Far East. An individual cannot invest directly in any index. Index performance is presented for general comparative purposes.

During certain periods, certain fees and expenses were waived and reimbursed. Without waivers and reimbursements, total returns for the periods would have been lower. For the six months ended June 30, 2012, fees totaling 0.20% of average net assets were waived.

Wilshire Variable Insurance Trust International Equity Fund Commentary - (Continued)

PORTFOLIO SECTOR WEIGHTING*
(As of June 30, 2012)

The first half of 2012 saw the foreign stock market post positive returns as the MSCI EAFE Index rose 2.96% in US dollar terms, and in local currency terms, the index was up 4.24%. While Germany was the top performing country in Europe during the first quarter, Belgium was the lone European country posting a positive gain in the second quarter. After a positive start for the year, Emerging Markets slid during the second quarter as more evidence of a global economic slowdown, driven by the China’s weaker-than-expected growth, served as a drag on performance. Through June, the MSCI Emerging Markets Index rose 3.93%.

The International Equity Fund returned 3.99% for the first six months of 2012, outperforming the MSCI EAFE return of 2.96% by 1.03%.The Fund benefited from positive stock selection in Financials and Industrials; performance was partially offset by poor stock selection in Consumer Staples and Health Care.

We are pleased with the Fund’s outperformance for the year-to-date period and believe the Fund is well positioned going into the second half of 2012 as the market deals with ongoing macroeconomic and geopolitical uncertainties.

Foreign securities may be subject to a higher degree of market risk due to currency fluctuations, lack of liquidity, and political and economic instability. The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Annuity contract fees are not reflected in returns.

*	Based on percent of the Fund’s total investments in securities, at value. Includes investments held as collateral for securities on loan (See Note 6 in Notes to Financial Statements).

Wilshire Variable Insurance Trust Socially Responsible Fund Commentary

SOCIALLY RESPONSIBLE FUND
Average Annual Total Return

Six Months Ended 06/30/12*	9.33%
One Year Ended 06/30/12	4.45%
Five Years Ended 06/30/12	(4.40)%
Ten Years Ended 06/30/12	3.53%

S&P 500 INDEX(1)
Average Annual Total Return

Six Months Ended 06/30/12*	9.49%
One Year Ended 06/30/12	5.45%
Five Years Ended 06/30/12	0.22%
Ten Years Ended 06/30/12	5.33%

*	Not annualized.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns. Recent performance can be found at your particular insurance company.

(1)	The S&P 500 Index is an unmanaged index consisting of 500 stocks. An individual cannot invest directly in any index. Index performance is presented for general comparative purposes.

During certain periods since inception, certain fees and expenses were waived and reimbursed. Without waivers and reimbursements, total returns since inception would have been lower. For the six months ended June 30, 2012, there were no waivers.

Wilshire Variable Insurance Trust Socially Responsible Fund Commentary - (Continued)

PORTFOLIO SECTOR WEIGHTING*
(As of June 30, 2012)

The first half of 2012 saw the U.S. stock market post another strong return as the S&P 500 Index rose 9.49%. The market got off to a fast start in the first quarter with the S&P 500 Index returning 12.59%. Several positive macroeconomic developments in the first quarter, including the European Central Bank’s announced $1.2 trillion long-term refinancing program and the Bank of Japan’s pledged 10 trillion yen in asset purchases, helped fuel positive investor sentiment. However, the second quarter saw the market reverse, and the S&P 500 Index was on track for a dismal second quarter before returning 2.29% on the last trading day and ending down -2.75% for the quarter. Investor sentiment worsened in the second quarter due in large part to continued uncertainty in the euro region and a stronger than expected slowdown in Chinese economic growth. Furthermore, uncertainty around the newly elected Greek government caused investor anxiety. France’s new government leadership also caused worries, while the nationalization of Spanish Bankia SA and the Spanish bailout funds request tempered investor sentiment. Large cap stocks posted strong gains for the first six months of the year, with the Russell 1000 Index posting a 9.38% gain, slightly edging out small cap. Both growth and value styles performed well, with value stocks modestly trailing their growth counterparts. All sectors, with the exception of Energy (-2.28%) , were positive year to date – Telecom Services (16.48%), Financials (13.67%), and Information Technology (13.32%) posted the strongest returns, while Utilities (4.90%) and Energy (-2.28%) logged the worst returns.

The Socially Responsible Fund returned 9.33% for the first six months of 2012, underperforming the S&P 500 return of 9.49% by 0.16%. The Fund benefited from positive stock selection in Consumer Discretionary and Information Technology; performance was partially offset by poor stock selection in Energy and Health Care.

Despite the Fund’s underperformance versus its benchmark, we believe the Fund is well positioned going into the second half of 2012 as the market deals with ongoing macroeconomic and geopolitical issues.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Annuity contract fees are not reflected in returns.

*	Based on percent of the Fund’s total investments in securities, at value. Includes investments held as collateral for securities on loan (See Note 6 in Notes to Financial Statements).

Wilshire Variable Insurance Trust Disclosure of Fund Expenses For the Six Months Ended June 30, 2012 (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for investment advisory, administrative services, distribution and/or shareholder services and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return for the period, the “Expense Ratio” column shows the period’s annualized expense ratio, and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. The “Ending Account Value” shown is derived from hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. Wilshire Variable Insurance Trust has no such charges or fees, but they may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds.

Wilshire Variable Insurance Trust Disclosure of Fund Expenses - (Continued) For the Six Months Ended June 30, 2012 (Unaudited)

	Beginning Account Value 01/01/12	Ending Account Value 06/30/12	Expense Ratio(1)	Expenses Paid During Period 01/01/12-06/30/12(2)(3)
Equity Fund(4)
Actual Fund Return	$1,000.00	$1,082.80	0.80%	$4.14
Hypothetical 5% Return	$1,000.00	$1,020.89	0.80%	$4.02
Balanced Fund(4)
Actual Fund Return	$1,000.00	$1,057.10	0.19%	$0.97
Hypothetical 5% Return	$1,000.00	$1,023.92	0.19%	$0.96
Income Fund
Actual Fund Return	$1,000.00	$1,036.80	1.12%	$5.67
Hypothetical 5% Return	$1,000.00	$1,019.29	1.12%	$5.62
Small Cap Growth Fund
Actual Fund Return	$1,000.00	$1,062.10	1.45%	$7.43
Hypothetical 5% Return	$1,000.00	$1,017.65	1.45%	$7.27
International Equity Fund
Actual Fund Return	$1,000.00	$1,039.90	1.41%	$7.15
Hypothetical 5% Return	$1,000.00	$1,017.85	1.41%	$7.07
Socially Responsible Fund
Actual Fund Return	$1,000.00	$1,093.30	1.33%	$6.92
Hypothetical 5% Return	$1,000.00	$1,018.25	1.33%	$6.67

(1)	Annualized, based on the Fund’s most recent fiscal half-year expenses.
(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period, then divided by 366.
(3)	Expenses shown do not include annuity contract fees.
(4)	The expense ratio does not include the expenses of the underlying funds.

Wilshire Variable Insurance Trust Equity Fund Schedule of Investments	June 30, 2012 (Unaudited)

Shares		Value
COMMON STOCK — 49.3%
Consumer Discretionary — 6.8%
32,039	Apollo Group, Inc., Class A †	$1,159,491
17,963	Burberry Group PLC ADR (a)	748,159
35,133	CBS Corp., Class B	1,151,660
11,082	Coach, Inc.	648,075
9,200	Delphi Automotive PLC †	234,600
6,554	Dick's Sporting Goods, Inc. (a)	314,592
17,906	Dollar General Corp. †	973,907
30,800	Foot Locker, Inc.	941,864
7,900	Home Depot, Inc. (The)	418,621
56,692	Johnson Controls, Inc. (a)	1,570,935
28,650	Macy's, Inc.	984,128
21,050	News Corp., Class A (a)	469,204
2,800	PVH Corp.	217,812
4,228	Tiffany & Co.	223,873
10,052	VF Corp.	1,341,440
18,824	Walt Disney Co. (The)	912,964
9,150	Wyndham Worldwide Corp.	482,571
		12,793,896
Consumer Staples — 3.6%
11,100	Anheuser-Busch InBev NV ADR (a)	884,115
10,150	Archer-Daniels-Midland Co.	299,628
15,944	British American Tobacco PLC ADR	1,628,201
23,750	CVS Caremark Corp.	1,109,838
17,878	Diageo PLC (a)	1,842,685
5,000	Herbalife, Ltd. (a)	241,650
21,400	Kraft Foods, Inc., Class A	826,468
		6,832,585
Energy — 5.6%
18,315	Anadarko Petroleum Corp.	1,212,453
6,450	Apache Corp.	566,891
13,550	Chevron Corp. (a)	1,429,525
71,255	Cobalt International Energy, Inc. †	1,674,493
10,175	ConocoPhillips	568,579
4,600	Devon Energy Corp. (a)	266,754
14,614	Hess Corp.	634,978
12,250	HollyFrontier Corp. (a)	434,017
14,050	Marathon Petroleum Corp.	631,126
22,500	Nabors Industries, Ltd. †	324,000
8,925	National Oilwell Varco, Inc.	575,127
14,171	Schlumberger, Ltd.	919,839
15,100	Suncor Energy, Inc. (a)	437,145
4,800	Transocean, Ltd.	214,704
49,103	Weatherford International, Ltd. †	620,171
		10,509,802
Financials — 7.2%
9,200	Aflac, Inc.	391,828
22,800	Allstate Corp. (The)	800,052
26,200	American International Group, Inc. †	840,758
80,000	Bank of America Corp.	654,400
7,050	BB&T Corp.	217,493
14,100	Capital One Financial Corp.	770,706
22,950	Citigroup, Inc.	629,060
8,650	Comerica, Inc.	265,641
45,700	Discover Financial Services	1,580,306
54,200	Fifth Third Bancorp	726,280
8,050	Goldman Sachs Group, Inc. (The)	771,673
32,000	JPMorgan Chase & Co.	1,143,360
26,700	KeyCorp	206,658
19,800	Lincoln National Corp.	433,026

Shares	Value
Financials (continued)
30,300	MetLife, Inc.	$934,755
23,100	PNC Financial Services Group, Inc.	1,411,641
39,600	Regions Financial Corp.	267,300
25,900	SLM Corp.	406,889
9,361	Visa, Inc., Class A	1,157,300
		13,609,126
Health Care — 6.1%
10,450	Aetna, Inc.	405,147
7,600	Amgen, Inc.	555,104
16,900	Bristol-Myers Squibb Co (a)	607,555
14,239	Celgene Corp. †	913,574
11,200	Eli Lilly & Co.	480,592
25,231	Gilead Sciences, Inc. †	1,293,846
38,714	Hologic, Inc. †	698,401
16,516	Illumina, Inc. † (a)	667,081
7,052	Johnson & Johnson	476,433
6,575	McKesson Corp.	616,406
22,200	Merck & Co., Inc.	926,850
11,440	NuVasive, Inc. †	290,118
68,700	Pfizer, Inc.	1,580,100
18,100	UnitedHealth Group, Inc.	1,058,850
15,301	WellPoint, Inc.	976,051
		11,546,108
Industrials — 4.9%
52,297	CSX Corp.	1,169,361
19,700	Delta Air Lines, Inc. †	215,715
15,900	Eaton Corp. (a)	630,117
30,047	Fluor Corp.	1,482,519
82,300	General Electric Co.	1,715,132
28,725	Hertz Global Holdings, Inc. † (a)	367,680
19,369	Joy Global, Inc.	1,098,803
5,700	KBR, Inc.	140,847
13,432	Rockwell Automation, Inc.	887,318
17,758	Textron, Inc.	441,641
8,700	Timken Co.	398,373
5,550	Tyco International, Ltd.	293,318
13,200	United Rentals, Inc. † (a)	449,328
		9,290,152
Information Technology — 9.9%
42,856	Acme Packet, Inc. †	799,264
8,850	Adobe Systems, Inc. †	286,474
7,899	Apple, Inc. †	4,613,016
13,140	Baidu, Inc. †	1,510,837
18,750	Broadcom Corp., Class A	633,750
54,450	Cisco Systems, Inc.	934,907
6,739	Citrix Systems, Inc. †	565,672
21,208	eBay, Inc. †	890,948
20,350	EMC Corp. †	521,570
10,516	Facebook, Inc., Class A † (a)	327,258
2,299	Google, Inc., Class A †	1,333,581
8,400	Lam Research Corp. † (a)	317,016
7,900	Microsoft Corp.	241,661
9,180	NetApp, Inc. †	292,108
19,956	OpenTable, Inc. †	898,220
40,249	QUALCOMM, Inc.	2,241,064
11,700	Skyworks Solutions, Inc. †	320,229
23,383	Texas Instruments, Inc.	670,859
69,563	Western Union Co. (The) (a)	1,171,441
		18,569,875

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Equity Fund Schedule of Investments - (Continued)	June 30, 2012 (Unaudited)

Shares	Value
Materials — 2.8%
3,750	Agrium, Inc. † (a)	$331,763
7,100	Ashland, Inc.	492,101
1,400	CF Industries Holdings, Inc.	271,236
50,571	Freeport-McMoRan Copper & Gold, Inc.	1,722,954
17,600	LyondellBasell Industries NV, Class A	708,752
24,391	Mosaic Co.	1,335,651
3,125	PPG Industries, Inc.	331,625
		5,194,082
Telecommunication Services — 1.0%
36,500	AT&T, Inc.	1,301,590
11,050	Verizon Communications, Inc.	491,062
		1,792,652
Utilities — 1.4%
7,300	Energen Corp.	329,449
24,150	NiSource, Inc. (a)	597,713
40,150	PPL Corp.	1,116,571
11,400	Southern Co.	527,820
		2,571,553
Total Common Stock (Cost $86,642,223)		92,709,831

INVESTMENT IN UNDERLYING FUNDS — 49.7%
11,344,062	Wilshire Large Cap Core Plus Fund*	93,588,514

Total Investment in Underlying Funds (Cost $80,969,270)		93,588,514

SHORT-TERM INVESTMENTS — 8.1%
13,071,785	Northern Trust Institutional Liquid Asset Portfolio, 0.01% (b)(c)	13,071,785
2,110,231	Northern Trust Institutional Government Select Portfolio, 0.01% (b)	2,110,232

Total Short-Term Investments (Cost $15,182,017)		15,182,017

Total Investments — 107.1% (Cost $182,793,510)		201,480,362

Other Assets & Liabilities, Net — (7.1)%		(13,441,696)

NET ASSETS — 100.0%		$188,038,666

ADR — American Depositary Receipt
PLC — Public Limited Company

*	Affiliated Fund
†	Non-income producing security
(a)	This security or a partial position of this security is on loan at June 30, 2012. The total market value of securities on loan at June 30, 2012 was $13,158,480 (Note 6).
(b)	Rate shown is 7-day effective yield as of June 30, 2012.
(c)	The security was purchased with cash collateral held from securities on loan. The total value of such security as of June 30, 2012 was $13,071,785 (Note 6).

As of June 30, 2012, all of the Fund’s investments in securities were considered Level 1. For the six months ended June 30, 2012, there have been no transfers between Level 1 and Level 2 assets and liabilities. For the six months ended June 30, 2012, there were no Level 3 securities. Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Balanced Fund Schedule of Investments	June 30, 2012 (Unaudited)

Shares		Value
INVESTMENT IN UNDERLYING FUNDS — 100.0%
9,526,357	Wilshire Large Cap Core Plus Fund*	$78,020,860
4,061,956	Wilshire Variable Insurance Trust Income Fund*	49,230,911
1,961,952	Wilshire Variable Insurance Trust International Equity Fund*	22,013,103

Total Investments in Underlying Funds — 100.0% (Cost $139,961,248)		149,264,874

SHORT-TERM INVESTMENT — 0.2%
221,322	Northern Trust Institutional Government Select Portfolio, 0.01% (Cost $221,322) (a)	221,322

Total Investments — 100.2% Cost ($140,182,570)		149,486,196

Other Assets & Liabilities, Net — (0.2)%		(225,069)

NET ASSETS - 100.0%		$149,261,127

*	Affiliated Fund
(a)	Rate shown is the 7-day effective yield as of June 30, 2012.

As of June 30, 2012, all of the Fund’s investments in securities were considered Level 1. For the six months ended June 30, 2012, there have been no transfers between Level 1 and Level 2 assets and liabilities. For the six months ended June 30, 2012, there were no Level 3 securities. Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Income Fund Schedule of Investments	June 30, 2012 (Unaudited)

	Maturity Date	Par	Value
ASSET-BACKED SECURITIES — 2.5%
Ameriquest Mortgage Securities, Inc.
0.590% (a)	04/25/34	$85,524	$71,279
Amortizing Residential Collateral Trust
0.525% (a)	01/01/32	25,317	18,065
0.745% (a)	10/25/34	151,045	131,718
Bayview Financial Acquisition Trust
0.920% (a)	02/28/44	55,899	53,600
Bear Stearns Asset Backed Securities Trust
0.815% (a)	09/25/34	51,219	44,487
Citigroup Mortgage Loan Trust, Inc.
5.550% (d)	08/25/35	200,000	126,998
Conseco Financial Corp.
9.150%	01/15/18	3,015	783
Delta Funding Home Equity Loan Trust
7.040%	06/25/27	1,155	1,224
Education Funding Capital Trust I
1.520% (a)	12/15/42	150,000	139,875
2.430% (a)	12/15/42	150,000	136,125
Green Tree Home Improvement Loan Trust
7.600%	07/15/20	150	149
Green Tree Recreational Equipment & Consumer Trust
7.250%	03/15/29	8,906	5,275
Greenpoint Manufactured Housing
2.985% (a)	03/18/29	100,000	81,285
3.641% (a)	06/19/29	50,000	39,963
3.739% (a)	02/20/32	75,000	56,986
3.739% (a)	03/13/32	100,000	80,322
3.740% (a)	02/20/30	50,000	39,811
Keycorp Student Loan Trust
0.726% (a)	10/25/32	169,780	156,511
MSDWCC Heloc Trust
0.435% (a)	07/25/17	12,825	10,612
Northstar Education Finance, Inc.
0.416% (a)	01/29/46	150,000	117,000
1.163% (a)	10/30/45	400,000	236,301
SACO I, Inc.
0.505% (a)	06/25/36	81,718	42,009
0.585% (a)	03/25/36	87,226	42,336
0.805% (a)	09/25/35	13,734	13,357
Saxon Asset Securities Trust
0.705% (a)	05/25/35	96,454	68,144
SLM Student Loan Trust
0.898% (a)	09/16/24	300,000	273,063

Total Asset-Backed Securities
(Cost $2,148,494)			1,987,278

COLLATERALIZED MORTGAGE OBLIGATIONS — 40.9%
Agency Mortgage-Backed Obligation — 34.5%
FHLMC
2.975% (a)	05/01/37	405,145	434,720
5.000%	09/01/33	66,130	71,552
5.000%	09/01/33	119,688	129,501

Maturity Date	Par	Value
Agency Mortgage-Backed Obligation (continued)
5.000%	09/01/33	$222,609	$240,861
5.000%	10/01/33	235,376	254,675
5.000%	08/01/33	248,839	269,242
5.497% (a)	01/01/38	222,202	238,624
FHLMC Multifamily Structured Pass Through Certificates, IO
1.222% (a)	01/25/20	1,351,923	82,729
1.405% (a)	04/25/20	812,889	56,192
1.608% (a)	12/25/21	189,733	18,932
1.678% (a)	08/25/20	452,875	38,416
1.727% (a)	02/25/18	1,944,906	141,231
1.741% (a)	10/25/21	174,539	19,102
1.836% (a)	06/25/20	699,256	67,408
1.846% (a)	07/25/21	398,599	45,183
2.165% (a)	08/25/18	179,817	18,187
FHLMC TBA
3.000%	07/01/27	3,100,000	3,240,953
3.500%	07/15/41	500,000	524,531
5.500%	07/01/37	100,000	108,672
FNMA
4.000%	11/01/41	367,801	392,186
4.000%	12/01/41	1,786,270	1,904,697
4.500%	04/01/31	82,861	89,840
4.500%	11/01/31	95,410	103,446
4.500%	04/01/41	264,086	286,599
4.500%	12/01/31	97,133	105,313
4.500%	05/01/31	248,568	269,503
4.500%	09/01/41	89,101	96,748
4.500%	06/01/31	82,676	89,639
5.500%	04/25/42	100,000	113,083
5.500%	09/01/35	984,181	1,079,529
5.500%	07/25/41	211,282	257,382
5.500%	04/01/36	423,758	456,867
5.500%	08/01/38	158,190	174,603
5.500%	11/01/36	239,747	261,925
5.876% (a)	01/01/37	161,274	173,752
6.000%	12/01/39	600,310	661,540
7.000%	04/01/37	92,623	107,837
7.000%	05/01/32	29,679	34,923
7.000%	02/01/39	275,005	315,295
9.750%	08/25/19	61,465	70,800
9.750%	11/25/18	220,528	256,692
FNMA TBA
2.500%	07/01/27	1,000,000	1,030,312
3.500%	07/01/41	1,300,000	1,366,422
6.500%	07/01/32	1,600,000	1,800,500
GNMA
0.639% (a)	12/20/60	192,298	190,726
0.719% (a)	03/20/61	193,039	192,426
0.739% (a)	03/20/61	96,215	96,011
4.500%	03/20/41	163,719	180,338
4.500%	03/15/40	42,189	46,276
5.000%	05/15/40	328,486	363,757
5.000%	04/15/40	164,037	181,646
5.000%	08/20/40	1,647,714	1,825,607

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Income Fund Schedule of Investments - (Continued)	June 30, 2012 (Unaudited)

Maturity Date	Par	Value
Agency Mortgage-Backed Obligation (continued)
5.000%	11/20/40	$210,193	$232,887
5.000%	09/20/40	145,053	160,714
5.500%	05/15/36	75,594	84,193
6.000%	05/15/33	65,055	73,943
6.000%	07/20/38	94,798	106,321
6.000%	03/15/37	70,154	78,840
6.000%	03/15/35	547,911	620,376
6.500%	10/20/37	417,877	478,353
GNMA TBA
3.500%	07/01/42	1,900,000	2,032,109
4.000%	07/01/39	400,000	436,812
4.500%	07/15/39	2,500,000	2,748,047
6.000%	07/01/36	100,000	112,266
			27,741,792

Non-Agency Mortgage-Backed Obligation — 6.4%
American Home Mortgage Assets
0.475% (a)	05/25/46	170,075	22,263
Banc of America Commercial Mortgage, Inc.
5.620%	02/10/51	10,000	10,643
5.805% (a)	06/10/49	60,000	61,444
5.919% (a)	05/10/45	290,000	330,621
Banc of America Funding Corp.
2.846% (a)	09/20/35	1,186,100	673,942
Banc of America Merrill Lynch Commercial Mortgage, Inc.
4.727%	07/10/43	16,000	16,634
5.421% (a)	09/10/45	31,000	33,478
Banc of America Mortgage Securities, Inc.
2.872% (a)	02/25/34	12,099	10,221
Bear Stearns Adjustable Rate Mortgage Trust
2.832% (a)	02/25/34	39,938	33,955
2.870% (a)	11/25/34	52,815	44,491
Citigroup Mortgage Loan Trust, Inc.
3.016% (a)	02/25/34	51,027	43,163
Countrywide Alternative Loan Trust
0.454% (a)	03/20/46	66,997	33,405
2.809% (a)	09/25/34	92,268	65,695
DBUBS Mortgage Trust
3.642%	08/10/44	100,000	107,792
First Horizon Asset Securities, Inc.
2.625% (a)	02/25/35	238,084	219,823
GE Capital Commercial Mortgage Corp.
5.543%	12/10/49	140,000	153,076
Greenpoint Mortgage Funding Trust
0.455% (a)	04/25/36	488,890	240,926
Greenwich Capital Commercial Funding Corp.
6.071% (a)	07/10/38	130,000	148,178
6.071% (a)	07/10/38	25,000	26,114
Homebanc Mortgage Trust
0.545% (a)	05/25/37	86,483	60,850

Maturity Date	Par	Value
Non-Agency Mortgage-Backed Obligation (continued)
Impac CMB Trust
0.785% (a)	05/25/35	$94,507	$69,131
Indymac Index Mortgage Loan Trust
0.365% (a)	07/25/36	243,878	128,454
0.445% (a)	06/25/47	240,286	121,626
0.505% (a)	06/25/35	410,542	266,401
2.671% (a)	03/25/35	91,130	65,003
JP Morgan Chase Commercial Mortgage Securities Corp.
5.440%	05/15/45	25,000	26,835
Master Adjustable Rate Mortgages Trust
0.948% (a)	12/25/46	242,430	92,002
2.722% (a)	02/25/35	225,308	171,099
3.332% (a)	12/25/34	15,412	12,620
Merrill Lynch
5.485% (a)	03/12/51	30,000	32,665
Morgan Stanley Capital I
5.692% (a)	04/15/49	130,000	143,079
5.894% (a)	10/15/42	90,000	101,340
Morgan Stanley Mortgage Loan Trust
0.395% (a)	03/25/36	118,814	25,471
0.565% (a)	01/25/35	328,145	255,020
2.893% (a)	08/25/34	89,533	74,420
2.993% (a)	07/25/34	57,638	53,021
Prime Mortgage Trust
8.000%	07/25/34	138,864	124,701
Residential Asset Securitization Trust
4.750%	02/25/19	211,881	214,984
Structured Adjustable Rate Mortgage Loan Trust
2.698% (a)	01/25/35	114,100	95,696
2.792% (a)	11/25/34	97,930	83,123
WaMu Mortgage Pass-Through Certificates
0.565% (a)	08/25/45	258,260	210,869
2.451% (a)	10/25/35	77,828	74,521
2.453% (a)	02/25/33	63,154	60,615
2.467% (a)	10/25/33	241,465	240,880
2.479% (a)	01/25/35	37,768	36,317
Wells Fargo Mortgage Backed Securities Trust
2.659% (a)	04/25/36	23,866	18,164
WF-RBS Commercial Mortgage Trust
3.667%	11/15/44	26,000	27,434
			5,162,205

Total Collateralized Mortgage Obligations
(Cost $33,842,331)			32,903,997

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Income Fund Schedule of Investments - (Continued)	June 30, 2012 (Unaudited)

Maturity Date	Par	Value
CORPORATE BONDS — 31.6%
Consumer Discretionary — 2.8%
Boyd Gaming Corp.
9.000% (b)	07/01/20	$10,000	$10,025
CCO Holdings LLC
6.500% (c)	04/30/21	160,000	170,400
7.000%	01/15/19	80,000	86,400
Cengage Learning Acquisitions, Inc.
10.500% (b) (c)	01/15/15	10,000	7,600
Chrysler Group LLC
8.250% (c)	06/15/21	200,000	205,500
Comcast Corp.
6.500%	01/15/15	365,000	411,714
Cricket Communications, Inc.
7.750% (c)	05/15/16	150,000	159,188
CSC Holdings LLC
8.625%	02/15/19	10,000	11,550
Daimler Finance North America LLC
6.500%	11/15/13	30,000	32,158
DISH DBS Corp.
5.875% (b)	07/15/22	30,000	30,300
6.750%	06/01/21	20,000	21,600
7.750%	05/31/15	40,000	44,400
7.875% (c)	09/01/19	45,000	51,862
Inn of the Mountain Gods Resort & Casino
8.750% (b)	11/30/20	2,000	1,930
Intelsat Jackson Holdings SA
7.250% (b)	10/15/20	20,000	21,000
7.250%	04/01/19	30,000	31,500
7.500% (c)	04/01/21	120,000	126,900
McDonald's Corp. MTN
5.350% (c)	03/01/18	40,000	48,089
MGM Resorts International
10.375%	05/15/14	5,000	5,637
11.125%	11/15/17	20,000	22,450
News America, Inc.
6.650%	11/15/37	10,000	11,673
Reed Elsevier Capital, Inc.
8.625%	01/15/19	120,000	152,239
Service Corp. International
7.500%	04/01/27	30,000	30,750
Time Warner Cable, Inc.
5.500%	09/01/41	10,000	10,881
5.875%	11/15/40	120,000	134,302
6.750%	06/15/39	50,000	60,939
7.300%	07/01/38	60,000	77,060
8.250%	04/01/19	180,000	235,206
8.750%	02/14/19	10,000	13,313
			2,226,566
Consumer Staples — 1.6%
Altria Group, Inc.
4.750% (c)	05/05/21	110,000	124,745
9.250%	08/06/19	140,000	194,500
CVS Caremark Corp.
6.600%	03/15/19	180,000	224,470

Maturity Date	Par	Value
Consumer Staples (continued)
Kraft Foods, Inc.
5.375%	02/10/20	$230,000	$272,172
Molson Coors Brewing Co.
3.500% (c)	05/01/22	10,000	10,268
PepsiCo, Inc.
7.900%	11/01/18	41,000	54,847
Philip Morris International, Inc.
2.900% (c)	11/15/21	120,000	123,577
4.500%	03/20/42	60,000	63,808
Reynolds American, Inc.
6.750%	06/15/17	70,000	84,040
Safeway, Inc.
3.950% (c)	08/15/20	40,000	38,596
4.750% (c)	12/01/21	80,000	79,338
			1,270,361
Energy — 5.4%
Anadarko Petroleum Corp.
6.375%	09/15/17	30,000	34,849
Apache Corp.
3.250% (c)	04/15/22	40,000	41,768
6.000% (c)	09/15/13	140,000	148,868
Arch Coal, Inc.
7.000% (c)	06/15/19	50,000	42,250
Baker Hughes, Inc.
7.500%	11/15/18	160,000	211,291
Chesapeake Energy Corp.
6.875%	11/15/20	90,000	88,650
Chesapeake Midstream Partners
5.875%	04/15/21	30,000	29,100
6.125%	07/15/22	70,000	68,600
Concho Resources, Inc.
5.500%	10/01/22	30,000	29,700
6.500%	01/15/22	64,000	66,560
ConocoPhillips
4.750%	10/15/12	60,000	60,670
5.900%	05/15/38	70,000	91,212
CONSOL Energy, Inc.
6.375% (c)	03/01/21	60,000	56,400
8.000% (c)	04/01/17	30,000	31,125
8.250% (c)	04/01/20	75,000	78,750
Devon Energy Corp.
3.250%	05/15/22	10,000	10,174
5.600%	07/15/41	160,000	185,642
Energy Transfer Equity
7.500% (c)	10/15/20	20,000	21,950
Energy Transfer Partners LP
6.700%	07/01/18	130,000	149,117
Enterprise Products Operating LLC
4.050% (c)	02/15/22	20,000	21,209
4.850% (c)	08/15/42	10,000	9,957
5.250%	01/31/20	30,000	34,365
5.700% (c)	02/15/42	130,000	143,825
5.950%	02/01/41	10,000	11,309
6.125%	10/15/39	20,000	22,656

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Income Fund Schedule of Investments - (Continued)	June 30, 2012 (Unaudited)

Maturity Date	Par	Value
Energy (continued)
6.500%	01/31/19	$200,000	$241,055
Hess Corp.
7.300%	08/15/31	37,000	46,301
7.875%	10/01/29	60,000	78,469
8.125%	02/15/19	80,000	102,975
Kerr-McGee Corp.
6.950%	07/01/24	70,000	86,640
7.875%	09/15/31	135,000	175,050
Key Energy Services, Inc.
6.750%	03/01/21	110,000	107,250
Kinder Morgan Energy Partners LP
5.000%	12/15/13	25,000	26,214
5.850%	09/15/12	10,000	10,097
6.000%	02/01/17	120,000	138,593
MarkWest Energy Partners
6.250% (c)	06/15/22	20,000	20,600
6.500%	08/15/21	30,000	31,275
Noble Energy, Inc.
4.150%	12/15/21	170,000	178,763
Occidental Petroleum Corp.
2.700%	02/15/23	80,000	80,503
3.125%	02/15/22	90,000	93,828
Peabody Energy Corp.
6.500% (c)	09/15/20	80,000	81,000
Pemex Project Funding Master Trust
6.625%	06/15/35	207,000	246,330
Plains Exploration & Production Co.
6.125%	06/15/19	150,000	150,750
QEP Resources, Inc.
6.875%	03/01/21	90,000	99,900
Range Resources Corp.
5.000% (c)	08/15/22	30,000	29,625
6.750%	08/01/20	60,000	65,100
Regency Energy Partners
6.500%	07/15/21	95,000	99,750
Tennessee Gas Pipeline Co. LLC
7.625%	04/01/37	90,000	110,642
Williams Cos., Inc.
7.500%	01/15/31	167,000	203,357
7.750%	06/15/31	25,000	31,033
Williams Partners
5.250%	03/15/20	40,000	44,942
WPX Energy, Inc.
6.000% (c)	01/15/22	40,000	39,800
			4,309,839
Financials — 12.1%
Ally Financial, Inc.
5.500%	02/15/17	170,000	172,676
8.300%	02/12/15	190,000	207,100
American Express Co.
6.800% (a)	09/01/66	105,000	108,465
American Express Credit Corp. MTN
5.125%	08/25/14	180,000	194,450
5.875%	05/02/13	70,000	72,918

Maturity Date	Par	Value
Financials (continued)
American International Group, Inc.
5.850%	01/16/18	$40,000	$44,221
6.250%	03/15/37	100,000	92,500
6.400%	12/15/20	510,000	577,053
Anadarko Finance Co.
7.500%	05/01/31	100,000	125,894
Bank of America Corp.
3.875% (c)	03/22/17	30,000	30,561
5.000%	05/13/21	130,000	134,122
7.625%	06/01/19	210,000	246,935
Berkshire Hathaway, Inc.
3.200%	02/11/15	60,000	63,707
Boeing Capital Corp.
4.700%	10/27/19	70,000	82,429
Caterpillar Financial Services Corp. MTN
6.200%	09/30/13	160,000	171,025
Citigroup, Inc.
5.000%	09/15/14	275,000	281,893
5.500%	10/15/14	10,000	10,588
6.000%	12/13/13	250,000	262,738
6.010%	01/15/15	100,000	107,442
6.875%	03/05/38	200,000	244,636
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
3.375%	01/19/17	290,000	298,464
Countrywide Financial Corp.
6.250% (c)	05/15/16	50,000	52,040
FIA Card Services
7.125%	11/15/12	510,000	519,536
Ford Motor Credit Co. LLC
8.125%	01/15/20	100,000	122,142
General Electric Capital Corp.
5.300% (c)	02/11/21	170,000	190,805
5.625%	05/01/18	210,000	241,403
6.375% (a)	11/15/67	320,000	333,200
6.875%	01/10/39	370,000	477,349
7.125% (a)	12/31/49	100,000	105,646
Goldman Sachs Capital II
4.000% (a) (c)	06/01/43	20,000	13,540
Goldman Sachs Group, Inc.
3.625% (c)	08/01/12	30,000	30,055
4.750%	07/15/13	10,000	10,282
5.250%	10/15/13	40,000	41,596
5.375%	03/15/20	250,000	257,356
5.450%	11/01/12	50,000	50,725
5.750%	01/24/22	180,000	190,009
6.000%	06/15/20	10,000	10,676
6.250%	02/01/41	220,000	229,406
HSBC Finance Corp.
6.375%	11/27/12	40,000	40,847
6.676%	01/15/21	10,000	10,827
ING Capital Funding Trust III
4.061% (a) (c)	12/29/49	10,000	8,313
John Deere Capital Corp.
2.250%	04/17/19	90,000	91,989

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Income Fund Schedule of Investments - (Continued)	June 30, 2012 (Unaudited)

Maturity Date	Par	Value
Financials (continued)
JPMorgan Chase & Co.
4.250%	10/15/20	$110,000	$115,557
4.400%	07/22/20	90,000	94,926
5.125%	09/15/14	545,000	578,999
5.150%	10/01/15	200,000	214,614
MetLife, Inc.
4.750%	02/08/21	80,000	89,058
5.875%	02/06/41	160,000	196,459
6.400%	12/15/36	40,000	39,211
Morgan Stanley MTN
0.916% (a)	10/18/16	40,000	34,861
4.750% (c)	03/22/17	20,000	19,956
6.625%	04/01/18	100,000	104,557
Private Export Funding Corp.
2.125% (c)	07/15/16	260,000	274,079
SLM Corp. MTN
5.000%	04/15/15	10,000	10,092
5.050% (c)	11/14/14	30,000	30,899
5.625%	08/01/33	25,000	21,125
SunTrust Preferred Capital I
4.000% (a)	12/31/49	11,000	7,854
Wachovia Capital Trust III
5.570% (a)	12/31/49	380,000	362,900
Wachovia Corp.
5.625%	10/15/16	590,000	665,076
Wells Fargo & Co.
2.100%	05/08/17	170,000	170,380
3.676% (d)	06/15/16	50,000	53,220
5.000% (c)	11/15/14	5,000	5,348
Wells Fargo Capital X
5.950%	12/15/36	100,000	100,375
			9,747,105
Health Care — 3.0%
Abbott Laboratories
5.125% (c)	04/01/19	170,000	202,505
Express Scripts Holding Co.
3.500% (b)	11/15/16	280,000	294,802
Fresenius Medical Care US Finance, Inc.
6.875%	07/15/17	145,000	161,131
GlaxoSmithKline Capital PLC
2.850%	05/08/22	100,000	101,721
GlaxoSmithKline Capital, Inc.
5.650%	05/15/18	170,000	205,501
HCA, Inc.
6.250%	02/15/13	14,000	14,315
6.500%	02/15/20	90,000	97,538
7.500% (c)	11/15/95	20,000	16,000
7.690%	06/15/25	30,000	28,875
Humana, Inc.
7.200%	06/15/18	100,000	120,169
Kraft Foods Group, Inc.
3.500% (b)	06/06/22	100,000	102,616
Medtronic, Inc.
3.125%	03/15/22	10,000	10,361
4.450%	03/15/20	60,000	68,865

Maturity Date	Par	Value
Health Care (continued)
Reynolds Group Issuer, Inc.
7.125% (b) (c)	04/15/19	$170,000	$178,075
Tenet Healthcare Corp.
8.875%	07/01/19	80,000	89,800
9.250% (c)	02/01/15	71,000	78,987
Thermo Fisher Scientific, Inc.
3.600%	08/15/21	40,000	43,024
UnitedHealth Group, Inc.
3.375%	11/15/21	40,000	42,069
3.875% (c)	10/15/20	30,000	32,645
5.700%	10/15/40	60,000	73,926
6.000%	02/15/18	10,000	12,100
WellPoint, Inc.
3.125% (c)	05/15/22	30,000	30,240
3.700%	08/15/21	150,000	158,357
5.875%	06/15/17	20,000	23,589
Wyeth
5.950%	04/01/37	160,000	210,006
			2,397,217
Industrials — 1.2%
Boeing Co.
4.875%	02/15/20	40,000	47,987
6.000% (c)	03/15/19	60,000	75,008
Continental Airlines 1998-1 Class A Pass Through Trust
6.648%	09/15/17	62,946	66,333
Delta Air Lines, Inc.
6.821%	08/10/22	249,198	267,887
United Parcel Service, Inc.
4.500%	01/15/13	260,000	265,732
United Technologies Corp.
3.100%	06/01/22	80,000	83,829
4.500%	06/01/42	130,000	142,793
Waste Management, Inc.
7.375%	05/15/29	20,000	26,496
			976,065
Materials — 1.0%
Barrick Corp.
3.850%	04/01/22	30,000	31,060
Barrick North America Finance LLC
4.400%	05/30/21	170,000	183,231
Celulosa Arauco y Constitucion SA
4.750% (c)	01/11/22	20,000	20,446
4.750% (b)	01/11/22	40,000	40,891
Ecolab, Inc.
4.350%	12/08/21	30,000	33,251
Freeport-McMoRan Copper & , Inc.
3.550%	03/01/22	145,000	142,662
PPG Industries, Inc.
5.750%	03/15/13	30,000	31,047
6.650%	03/15/18	30,000	36,567
Steel Dynamics, Inc.
6.750% (c)	04/01/15	60,000	60,900
7.625% (c)	03/15/20	10,000	10,700
7.750%	04/15/16	10,000	10,300

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Income Fund Schedule of Investments - (Continued)	June 30, 2012 (Unaudited)

Maturity Date	Par	Value
Materials (continued)
Vale Overseas, Ltd.
4.375%	01/11/22	$216,000	$219,958
			821,013
Telecommunication Services — 1.5%
AT&T, Inc.
3.875%	08/15/21	30,000	32,678
5.100% (c)	09/15/14	80,000	87,346
5.350%	09/01/40	30,000	34,430
5.500%	02/01/18	150,000	178,238
5.550% (c)	08/15/41	10,000	11,920
6.550%	02/15/39	20,000	25,740
Bellsouth Capital Funding Corp.
7.875%	02/15/30	130,000	169,660
BellSouth Corp.
4.750%	11/15/12	20,000	20,300
Qwest Corp.
6.875%	09/15/33	20,000	19,900
Sprint Capital Corp.
6.875%	11/15/28	10,000	8,050
6.900% (c)	05/01/19	230,000	216,200
8.750%	03/15/32	15,000	13,650
Verizon Communications, Inc.
5.500% (c)	02/15/18	130,000	153,875
6.000%	04/01/41	60,000	76,065
6.100%	04/15/18	165,000	201,019
			1,249,071
Utilities — 3.0%
AES Corp. (The)
8.000% (c)	06/01/20	240,000	275,400
Dominion Resources, Inc.
5.700%	09/17/12	210,000	212,148
Duke Energy Carolinas LLC
5.625%	11/30/12	300,000	306,061
Energy Future Intermediate Holding Co. LLC
10.000% (c)	12/01/20	352,000	382,800
Exelon Corp.
5.625%	06/15/35	160,000	173,393
FirstEnergy Corp.
7.375%	11/15/31	240,000	301,265
Hydro Quebec
1.375%	06/19/17	440,000	439,663
Pacific Gas & Electric Co.
5.800%	03/01/37	10,000	12,429
6.050%	03/01/34	80,000	100,815
8.250%	10/15/18	40,000	53,917
Southern Natural Gas Co. LLC
5.900% (b)	04/01/17	30,000	34,344
8.000%	03/01/32	75,000	97,272
			2,389,507
Total Corporate Bonds
(Cost $23,213,758)			25,386,744

Maturity Date	Par	Value
FOREIGN BONDS (l)— 7.0%
Australia — 1.3%
BHP Billiton Finance USA, Ltd.
6.500%	04/01/19	$190,000	$241,858
3.250%	11/21/21	20,000	20,872
Rio Tinto Finance USA, Ltd.
9.000%	05/01/19	400,000	546,910
6.500%	07/15/18	120,000	147,904
3.750%	09/20/21	30,000	32,223
			989,767
Belgium — 0.2%
Anheuser-Busch InBev Worldwide, Inc.
5.375%	01/15/20	160,000	190,659

Canada — 1.6%
Province of New Brunswick Canada
2.750%	06/15/18	400,000	429,053
Province of Ontario Canada
4.400%	04/14/20	520,000	604,517
2.450%	06/29/22	270,000	266,501
Rogers Communications, Inc.
6.750%	03/15/15	10,000	11,437
6.375%	03/01/14	10,000	10,891
Teck Resources, Ltd.
10.250%	05/15/16	6,000	6,697
			1,329,096
Cayman Islands — 0.9%
Petrobras International Finance Co.
6.125% (c)	10/06/16	90,000	100,654
5.750%	01/20/20	10,000	10,939
5.375%	01/27/21	320,000	344,887
3.875%	01/27/16	50,000	51,622
Vale Overseas, Ltd.
6.875% (c)	11/21/36	185,000	214,592
			722,694
France — 0.1%
Cie Generale de Geophysique-Veritas
7.750% (c)	05/15/17	100,000	103,500

India — 0.0%
Novelis, Inc.
8.750%	12/15/20	20,000	21,550

Mexico — 0.3%
America Movil SAB de CV
5.625%	11/15/17	80,000	93,655
5.000%	03/30/20	100,000	113,564
Kansas City Southern de Mexico SA de CV
12.500%	04/01/16	36,000	40,860
			248,079
Netherlands — 0.6%
Deutsche Telekom International Finance BV
5.750%	03/23/16	195,000	218,671

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Income Fund Schedule of Investments - (Continued)	June 30, 2012 (Unaudited)

Maturity Date	Par	Value
Mexico (continued)
Shell International Finance BV
4.375%	03/25/20	$180,000	$209,604
			428,275
Spain — 0.4%
BBVA US Senior SAU
3.250%	05/16/14	200,000	192,409
Telefonica Emisiones SAU
5.877%	07/15/19	60,000	53,666
			246,075
Switzerland — 0.3%
UBS AG MTN
2.250%	01/28/14	250,000	251,279

United Kingdom — 1.3%
BP Capital Markets PLC
5.250%	11/07/13	200,000	211,921
3.875% (c)	03/10/15	90,000	96,444
3.561%	11/01/21	10,000	10,586
Diageo Capital PLC
4.828% (c)	07/15/20	310,000	361,215
Lloyds TSB Bank PLC
6.375%	01/21/21	110,000	124,661
Royal Bank of Scotland Group PLC
7.648% (a)	08/31/49	20,000	16,000
7.640% (a)	09/29/17	100,000	66,500
5.050% (c)	01/08/15	90,000	89,861
5.000% (c)	10/01/14	60,000	60,227
3.950%	09/21/15	30,000	30,557
			1,067,972
Total Foreign Bonds
(Cost $5,240,696)			5,598,946

MUNICIPAL BONDS — 1.1%
American Municipal Power, Inc., Ser E-RMKT, RB
6.270%,	02/15/50	10,000	11,506
Los Angeles Department of Water & Power, RB
6.574%,	07/01/45	70,000	100,835
Municipal Electric Authority of Georgia, RB
6.655%,	04/01/57	40,000	45,846
6.637%,	04/01/57	60,000	69,612
Northstar Education Finance, Inc., RB (a)
0.446%,	01/29/46	150,000	118,875
Santa Clara Valley Transportation Authority, RB
5.876%,	04/01/32	80,000	98,266
State of California, Build America Bonds, GO
7.300%,	10/01/39	100,000	124,143
State of Illinois, GO
5.877%,	03/01/19	80,000	88,712
Student Loan Funding Corp., Ser A-6, AMT, RB (a)
0.350%,	09/01/47	150,000	144,000

Maturity Date	Par	Value
University of California, Ser AD, RB
4.858%,	05/15/12	$70,000	$71,803

Total Municipal Bonds
(Cost $781,710)			873,598

PREFERRED STOCK — 0.0%
Citigroup Capital XII, 8.500% (a)		1,125	28,192

Total Preferred Stock
(Cost $28,125)			28,192

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 2.8%
FHLB
5.500%	07/15/36	170,000	229,309
FNMA
6.138% (e)	10/09/19	1,050,000	851,098
6.250%	05/15/29	180,000	259,207
6.625%	11/15/30	490,000	743,399
Tennessee Valley Authority
5.250%	09/15/39	100,000	130,386

Total U.S. Government & Agency Obligations
(Cost $1,860,325)			2,213,399

U.S. TREASURY OBLIGATIONS — 7.6%
U.S. Treasury Bonds
4.375%	05/15/41	80,000	106,850
3.125%	02/15/42	110,000	118,147
3.125%	11/15/41	500,000	537,500
3.000%	05/15/42	670,000	701,720
U.S. Treasury Inflation-Protected Security
0.750% (m)	02/15/42	855,330	897,228
U.S. Treasury Notes
2.750%	10/31/13	20,000	20,651
1.875%	08/31/17	1,510,000	1,593,050
1.875%	06/30/15	680,000	709,006
1.500%	03/31/19	1,000,000	1,028,125
1.125%	05/31/19	10,000	10,016
0.625%	05/31/17	30,000	29,862
0.375%	06/15/15	380,000	379,673

Total U.S. Treasury Obligations (Cost $6,018,801)			6,131,828

BANK LOAN OBLIGATION — 0.1%
Chesapeake Energy Corp.
0.000% (i) (Cost $38,800)	12/01/17	40,000	39,646

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Income Fund Schedule of Investments - (Continued)	June 30, 2012 (Unaudited)

	Maturity Date	Shares	Value
ESCROW SECURITIES — 0.0%
CB Premiere Escrow Security † (f) (h)		10,000	$—
Lehman Brothers Holdings Capital Trust VII MTN
5.857% (g)	11/29/49	200,000	—
Lehman Brothers Holdings, Inc. MTN
6.500% (g)	07/19/17	160,000	—
6.750% (g)	12/28/17	340,000	—

Total Escrow Securities (Cost $–)			—

SHORT-TERM INVESTMENTS — 27.2%
Northern Trust Institutional Liquid Asset Portfolio, 0.01% (j) (k)		3,630,905	3,630,905
Northern Trust Institutional Government Select, 0.01% (j)		18,247,718	18,247,718
Total Short-Term Investments
(Cost $21,878,623)			21,878,623

Total Investments — 120.8%
(Cost $95,051,663)			$97,042,251

Other Assets & Liabilities, Net — (20.8)%			(16,685,048)

NET ASSETS — 100.0%			$80,357,203

		Par
TBA SALES COMMITMENTS — (1.7)%
COLLATERALIZED MORTGAGE OBLIGATIONS — (1.7)%
FNMA TBA
3.500%	07/01/41	$(1,300,000)	(1,366,422)

Total TBA Sales Commitments
(Proceeds $1,366,234)			$(1,366,422)

†	Non-income producing security
(a)	Variable Rate Security - The rate reported on the Schedule of Investments is the rate in effect as of June 30, 2012.
(b)
Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(c)	This security or a partial position of this security is on loan at June 30, 2012. The total value of securities on loan at June 30, 2012 was $3,564,883 (Note 6).
(d)	Step Bonds - The rate reflected on the Schedule of Investments is the effective yield on June 30, 2012. The coupon on a step bond changes on a specified date.
(e)	Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at time of purchase.
(f)	Security considered illiquid. The total value of this security as of June 30, 2012 was $0 and represented 0.0% of Net Assets.
(g)	Security in default on interest payments.
(h)	Security fair valued using methods determined in good faith by the Pricing Committee. As of June 30, 2012, the total market value of this security was $0 and represented 0.0% of Net Assets.
(i)	Unsettled bank loan. Interest rate not available.
(j)	Rate shown is the 7-day effective yield as of June 30, 2012.
(k)	The security was purchased with cash collateral held from securities on loan. The total value of such security as of June 30, 2012 was $3,630,905 (Note 6).
(l)	Foreign security denominated in U.S. currency.
(m)	Inflation protected security. Principal amounts periodically adjusted for inflation.

AMT — Alternative Minimum Tax
CV — Convertible Security
FHLB — Federal Home Loan Bank
FHLMC — Federal Home Loan Mortgage Corporation
FNMA — Federal National Mortgage Association
GNMA — Government National Mortgage Association
GO — General Obligation
IO — Interest Only - face amount represents notional amount
LLC — Limited Liability Company
LP — Limited Partnership
MTN — Medium Term Note
PLC — Public Limited Company
RB — Revenue Bond
Ser — Series
TBA — To Be Announced

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Income Fund Schedule of Investments - (Continued)	June 30, 2012 (Unaudited)

The following is a summary of the inputs used as of June 30, 2012 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3		Total
Asset-Backed Securities	$—	$1,987,278	$—		$1,987,278
Collateralized Mortgage Obligations	—	32,903,997	—		32,903,997
Corporate Bonds	—	25,386,744	—		25,386,744
Foreign Bonds	—	5,598,946	—		5,598,946
Municipal Bonds	—	873,598	—		873,598
Preferred Stock	28,192	—	—		28,192
U.S. Government & Agency Obligations	—	2,213,399	—		2,213,399
U.S. Treasury Obligations	—	6,131,828	—		6,131,828
Bank Loan Obligation	—	39,646	—		39,646
Escrow Security	—	—	—	^	—	^
Short-Term Investments	21,878,623	—	—		21,878,623
Total Investments in Securities	$21,906,815	$75,135,436	$—		$97,042,251

TBA Sales Commitments	Level 1	Level 2	Level 3		Total
Collateralized Mortgage Obligations	$—	$(1,366,422)	$—		$(1,366,422)

^
As of June 30, 2012 all of the Funds investments were considered Level 1 or Level 2, except for CB Premiere Escrow Security (Escrow Security), which was considered Level 3 when acquired on August 24, 2007 and was valued at $0, and the value has remained $0 throughout the six months ended June 30, 2012.

For the six months ended June 30, 2012, there have been no transfers between Level 1 and Level 2 assets and liabilities. Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Small Cap Growth Fund Schedule of Investments	June 30, 2012 (Unaudited)

Shares		Value
COMMON STOCK — 98.1%
Consumer Discretionary — 19.7%
2,560	Aeropostale, Inc. †	$45,645
3,788	AFC Enterprises, Inc. † (a)	87,654
490	American Greetings Corp., Class A	7,164
1,419	American Public Education, Inc. † (a)	45,408
7,387	America's Car-Mart, Inc. † (a)	286,985
1,220	Amerigon, Inc. † (a)	14,018
8,141	Ameristar Casinos, Inc. (a)	144,666
2,711	ANN, Inc. †	69,103
1,326	Arbitron, Inc. (a)	46,410
910	Arctic Cat, Inc. †	33,270
1,020	Asbury Automotive Group, Inc. †	24,164
4,660	Ascena Retail Group, Inc. †	86,769
980	Belo Corp., Class A	6,311
30	Biglari Holdings, Inc. † (a)	11,592
5,920	BJ's Restaurants, Inc. † (a)	224,960
130	Bob Evans Farms, Inc.	5,226
2,269	Bridgepoint Education, Inc. † (a)	49,464
1,040	Brunswick Corp. (a)	23,109
2,282	Buckle, Inc. (The) (a)	90,299
3,960	Buffalo Wild Wings, Inc. †	343,094
1,390	Cabela's, Inc. †	52,556
1,130	Capella Education Co. †	39,279
850	Carmike Cinemas, Inc. †	12,453
510	Carter's, Inc. †	26,826
2,929	Cato Corp. (The), Class A	89,217
223	CEC Entertainment, Inc.	8,111
3,975	Cheesecake Factory, Inc. (The) †	127,041
1,867	Cherokee, Inc. (a)	26,007
1,850	Cinemark Holdings, Inc.	42,273
1,477	Coinstar, Inc. † (a)	101,411
750	Conn's, Inc. † (a)	11,100
1,170	Cost Plus, Inc. †	25,740
870	Cracker Barrel Old Country Store, Inc.	54,636
2,100	CROCS, Inc. †	33,915
1,169	Dana Holding Corp. (a)	14,975
3,367	Denny's Corp. †	14,949
890	Destination Maternity Corp. (a)	19,224
1,946	DineEquity, Inc. †	86,869
2,827	Domino's Pizza, Inc. (a)	87,383
1,812	Dorman Products, Inc. † (a)	45,463
240	Ethan Allen Interiors, Inc. (a)	4,783
13,738	Express, Inc. †	249,619
12,639	Finish Line, Inc. (The), Class A	264,281
8,320	Francesca's Holdings Corp. † (a)	224,723
4,900	Genesco, Inc. †	294,735
440	GNC Holdings, Inc., Class A	17,248
8,550	Group 1 Automotive, Inc. (a)	389,966
240	hhgregg, Inc. † (a)	2,714
6,012	Hibbett Sports, Inc. † (a)	346,953
2,400	Hot Topic, Inc. (a)	23,256
1,404	HSN, Inc.	56,651
94	Interval Leisure Group, Inc. (a)	1,787
854	JOS A Bank Clothiers, Inc. † (a)	36,261
2,154	Knology, Inc. † (a)	42,369
2,860	Leapfrog Enterprises, Inc., Class A † (a)	29,344
880	Libbey, Inc. † (a)	13,526
539	Life Time Fitness, Inc. † (a)	25,069
530	Lions Gate Entertainment Corp. † (a)	7,812

Shares	Value
Consumer Discretionary (continued)
270	Lumber Liquidators Holdings, Inc. † (a)	$9,123
4,170	MDC Partners, Inc., Class A (a)	47,288
90	Men's Wearhouse, Inc. (The) (a)	2,533
1,349	Monro Muffler Brake, Inc. (a)	44,841
290	Movado Group, Inc. (a)	7,256
1,440	Multimedia Games, Inc. † (a)	20,160
1,394	National CineMedia, Inc. (a)	21,147
420	New York & Co., Inc. †	1,462
768	Nexstar Broadcasting Group, Inc., Class A † (a)	5,176
5,510	Orbitz Worldwide, Inc. † (a)	20,112
380	Oxford Industries, Inc. (a)	16,986
1,893	Papa John's International, Inc. † (a)	90,050
2,340	PetMed Express, Inc. (a)	28,454
47,389	Pier 1 Imports, Inc.	778,601
1,146	Pool Corp. (a)	46,367
7,931	Red Robin Gourmet Burgers, Inc. † (a)	241,975
158	Rue21, Inc. †	3,988
1,250	Ruth's Hospitality Group, Inc. † (a)	8,250
2,660	Select Comfort Corp. † (a)	55,647
923	Sinclair Broadcast Group, Inc., Class A (a)	8,362
812	Six Flags Entertainment Corp. (a)	43,994
2,450	Smith & Wesson Holding Corp. † (a)	20,359
167	Sonic Corp. † (a)	1,673
1,296	Sotheby's (a)	43,234
14,575	Steven Madden, Ltd. † (a)	462,756
540	Strayer Education, Inc. (a)	58,871
1,497	Sturm Ruger & Co., Inc. (a)	60,104
1,900	Tenneco, Inc. †	50,958
410	Texas Roadhouse, Inc., Class A (a)	7,556
1,740	Town Sports International Holdings, Inc. † (a)	23,125
852	True Religion Apparel, Inc. (a)	24,691
5,130	Valassis Communications, Inc. † (a)	111,578
68	Vera Bradley, Inc. † (a)	1,433
456	Vitamin Shoppe, Inc. †	25,048
575	Winmark Corp. (a)	33,666
7,775	Wolverine World Wide, Inc. (a)	301,515
1,296	Zumiez, Inc. † (a)	51,322
		7,375,497
Consumer Staples — 4.4%
3,611	B&G Foods, Inc., Class A (a)	96,053
197	Boston Beer Co., Inc., Class A † (a)	23,837
200	Calavo Growers, Inc. (a)	5,116
358	Cal-Maine Foods, Inc. (a)	13,998
1,972	Casey's General Stores, Inc.	116,328
650	Darling International, Inc. †	10,719
550	Elizabeth Arden, Inc. †	21,346
230	Fresh Market, Inc. (The) † (a)	12,335
500	Hain Celestial Group, Inc. (The) †	27,520
60	Harris Teeter Supermarkets, Inc. (a)	2,460
844	Lancaster Colony Corp. (a)	60,101
1,330	Nature's Sunshine Products, Inc.	20,083
1,428	Nu Skin Enterprises, Inc., Class A (a)	66,973
475	Omega Protein Corp. †	3,496
520	Orchids Paper Products Co.	9,193
1,010	Pantry, Inc. (The) † (a)	14,847
330	Pricesmart, Inc. (a)	22,278

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Small Cap Growth Fund Schedule of Investments - (Continued)	June 30, 2012 (Unaudited)

Shares	Value
Consumer Staples (continued)
5,990	Rite Aid Corp. † (a)	$8,386
280	Roundy's, Inc. (a)	2,859
970	Sanderson Farms, Inc. (a)	44,445
4,649	Smart Balance, Inc. † (a)	43,654
2,110	Snyders-Lance, Inc.	53,235
700	Spectrum Brands Holdings, Inc. †	22,799
240	Susser Holdings Corp. † (a)	8,921
1,022	Tootsie Roll Industries, Inc. (a)	24,385
12,351	TreeHouse Foods, Inc. †	769,344
890	United Natural Foods, Inc. †	48,825
490	USANA Health Sciences, Inc. † (a)	20,149
3,167	Vector Group, Ltd. (a)	53,902
570	WD-40 Co. (a)	28,392
770	Westway Group, Inc. † (a)	4,612
		1,660,591
Energy — 4.1%
2,192	Alon USA Energy, Inc.	18,544
16,355	Approach Resources, Inc. † (a)	417,707
1,375	Berry Petroleum Co., Class A	54,532
3,760	BPZ Resources, Inc. †	9,513
1,014	Cal Dive International, Inc. † (a)	2,941
582	Contango Oil & Gas Co. † (a)	34,454
2,739	CVR Energy, Inc. †	72,803
200	Dawson Geophysical Co. † (a)	4,764
1,925	Energy XXI Bermuda, Ltd. (a)	60,233
250	Gulf Island Fabrication, Inc. (a)	7,052
3,680	ION Geophysical Corp. † (a)	24,251
400	Kodiak Oil & Gas Corp., Class Greek † (a)	3,284
3,900	Lufkin Industries, Inc. (a)	211,848
1,300	Magnum Hunter Resources Corp. † (a)	5,434
208	OYO Geospace Corp. † (a)	18,718
22,750	Pacific Drilling SA †	193,602
7,704	Rosetta Resources, Inc. †	282,275
840	Targa Resources Corp.	35,868
1,528	Vaalco Energy, Inc. † (a)	13,187
3,837	Western Refining, Inc.	85,450
		1,556,460
Financials — 12.1%
1,450	American Assets Trust, Inc.	35,163
320	American Campus Communities, Inc.	14,394
1,530	American Safety Insurance Holdings, Ltd. † (a)	28,688
490	Amtrust Financial Services, Inc.	14,558
230	Apollo Residential Mortgage, Inc. (a)	4,434
975	Bank of the Ozarks, Inc.	29,328
320	BofI Holding, Inc. †	6,323
540	Bridge Capital Holdings † (a)	8,721
3,790	Calamos Asset Management, Inc., Class A (a)	43,396
870	Cash America International, Inc. (a)	38,315
5,520	CBL & Associates Properties, Inc.	107,861
230	Cohen & Steers, Inc. (a)	7,937
360	Coresite Realty Corp.	9,295
606	Credit Acceptance Corp. †	50,971
3,090	DFC Global Corp. † (a)	56,949
633	Diamond Hill Investment Group, Inc.	49,558
230	Donegal Group, Inc., Class A	3,054
280	Duff & Phelps Corp., Class A	4,060
200	DuPont Fabros Technology, Inc. (a)	5,712

Shares	Value
Financials (continued)
610	Eagle Bancorp, Inc. †	$9,607
2,110	Employers Holdings, Inc.	38,064
1,116	Encore Capital Group, Inc. †	33,056
550	Enterprise Financial Services Corp. (a)	6,028
1,678	Extra Space Storage, Inc.	51,347
313	Ezcorp, Inc., Class A †	7,343
2,850	FelCor Lodging Trust, Inc. † (a)	13,395
220	First Cash Financial Services, Inc. † (a)	8,837
1,030	First Financial Bankshares, Inc. (a)	35,597
4,450	Glimcher Realty Trust (a)	45,479
1,600	Greenlight Capital Re, Ltd., Class A † (a)	40,672
1,820	HFF, Inc., Class A † (a)	25,371
220	Highwoods Properties, Inc.	7,403
17,300	Home BancShares, Inc. (a)	529,034
580	Home Properties, Inc.	35,589
1,635	Investors Bancorp, Inc. † (a)	24,672
1,660	Investors Real Estate Trust (a)	13,114
180	Manning & Napier, Inc., Class A (a)	2,561
12,251	MarketAxess Holdings, Inc.	326,367
1,050	Meadowbrook Insurance Group, Inc. (a)	9,230
260	Meridian Interstate Bancorp, Inc. †	3,619
550	MicroFinancial, Inc.	4,455
1,480	Montpelier Re Holdings, Ltd. (a)	31,509
985	National Health Investors, Inc.	50,156
600	Navigators Group, Inc. †	30,030
390	Newcastle Investment Corp.	2,613
2,230	Omega Healthcare Investors, Inc.	50,175
1,760	Oritani Financial Corp. (a)	25,327
20,285	PrivateBancorp, Inc., Class A (a)	299,407
10,515	Prosperity Bancshares, Inc. (a)	441,945
159	PS Business Parks, Inc.	10,767
460	S.Y. Bancorp, Inc. (a)	11,017
8,090	Signature Bank † (a)	493,247
8,270	Strategic Hotels & Resorts, Inc. †	53,424
8,785	SVB Financial Group † (a)	515,855
740	Tanger Factory Outlet Centers	23,717
830	Taylor Capital Group, Inc. † (a)	13,604
13,865	Texas Capital Bancshares, Inc. † (a)	560,007
1,000	ViewPoint Financial Group, Inc. (a)	15,640
250	Westamerica Bancorporation (a)	11,798
1,457	World Acceptance Corp. † (a)	95,870
		4,525,665
Health Care — 21.3%
487	Accretive Health, Inc. † (a)	5,338
3,373	Acorda Therapeutics, Inc. †	79,468
1,346	Acura Pharmaceuticals, Inc. † (a)	4,226
510	Affymax, Inc. † (a)	6,569
7,977	Air Methods Corp. †	783,740
25,506	Akorn, Inc. †	402,230
1,920	Align Technology, Inc. †	64,243
160	Alnylam Pharmaceuticals, Inc. † (a)	1,867
3,320	Arena Pharmaceuticals, Inc. †	33,134
1,300	Ariad Pharmaceuticals, Inc. †	22,373
990	ArthroCare Corp. †	28,987
6,766	athenahealth, Inc. † (a)	535,664
600	Auxilium Pharmaceuticals, Inc. †	16,134
790	Bio-Reference Labs, Inc. † (a)	20,761
140	Biospecifics Technologies Corp. †	2,629

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Small Cap Growth Fund Schedule of Investments - (Continued)	June 30, 2012 (Unaudited)

Shares	Value
Health Care (continued)
1,565	CardioNet, Inc. †	$3,177
6,835	Catalyst Health Solutions, Inc. †	638,662
12,054	Centene Corp. †	363,549
1,358	Cepheid, Inc. † (a)	60,770
1,582	Chemed Corp. (a)	95,616
7,275	Computer Programs & Systems, Inc. (a)	416,275
2,923	Cubist Pharmaceuticals, Inc. † (a)	110,811
1,910	Curis, Inc. † (a)	10,314
1,160	Cyberonics, Inc. † (a)	52,131
3,839	Depomed, Inc. † (a)	21,844
260	Derma Sciences, Inc. † (a)	2,475
780	Discovery Laboratories, Inc. † (a)	1,810
5,014	Dusa Pharmaceuticals, Inc. †	26,173
1,869	DynaVox, Inc., Class A † (a)	2,093
685	Emergent Biosolutions, Inc. †	10,378
1,050	Emeritus Corp. †	17,672
946	Ensign Group, Inc. (The) (a)	26,743
4,100	EnteroMedics, Inc. †	14,145
610	ExamWorks Group, Inc. † (a)	8,070
2,413	Exelixis, Inc. † (a)	13,344
245	Genomic Health, Inc. † (a)	8,183
410	Haemonetics Corp. †	30,385
1,335	Halozyme Therapeutics, Inc. † (a)	11,828
150	HealthSouth Corp. †	3,489
200	HealthStream, Inc. † (a)	5,200
160	HeartWare International, Inc. † (a)	14,208
810	Hi-Tech Pharmacal Co., Inc. † (a)	26,244
14,317	HMS Holdings Corp. † (a)	476,899
560	ICU Medical, Inc. † (a)	29,893
1,385	Immunogen, Inc. † (a)	23,240
30,050	Impax Laboratories, Inc. †	607,912
2,059	Incyte Corp., Ltd. † (a)	46,739
770	Infinity Pharmaceuticals, Inc. † (a)	10,441
140	Insulet Corp. †	2,992
417	Invacare Corp. (a)	6,434
11,971	IPC The Hospitalist Co., Inc. † (a)	542,526
1,086	Jazz Pharmaceuticals PLC † (a)	48,881
1,022	Keryx Biopharmaceuticals, Inc. † (a)	1,840
620	Landauer, Inc. (a)	35,545
200	LHC Group, Inc. †	3,392
1,010	MAP Pharmaceuticals, Inc. † (a)	15,130
1,443	Masimo Corp. †	32,294
110	MedAssets, Inc. † (a)	1,480
3,395	Medicines Co. (The) †	77,881
1,720	Medicis Pharmaceutical Corp., Class A (a)	58,738
441	Medidata Solutions, Inc. † (a)	14,407
504	Medivation, Inc. † (a)	46,066
540	Mediware Information Systems †	7,884
1,508	Merge Healthcare, Inc. † (a)	4,313
140	Meridian Bioscience, Inc. (a)	2,864
5,260	Metropolitan Health Networks, Inc. † (a)	50,338
12,790	Molina Healthcare, Inc. † (a)	300,053
1,437	Momenta Pharmaceuticals, Inc. †	19,428
355	MWI Veterinary Supply, Inc. †	36,483
1,098	Neurocrine Biosciences, Inc. † (a)	8,685
1,588	Novavax, Inc. † (a)	2,477
280	NPS Pharmaceuticals, Inc. † (a)	2,411

Shares	Value
Health Care (continued)
900	NuVasive, Inc. †	$22,824
979	NxStage Medical, Inc. † (a)	16,408
330	Omeros Corp. †	3,300
579	Onyx Pharmaceuticals, Inc. †	38,475
3,857	Opko Health, Inc. † (a)	17,742
610	Optimer Pharmaceuticals, Inc. † (a)	9,467
890	Orthofix International NV † (a)	36,713
1,686	Owens & Minor, Inc. (a)	51,642
2,190	Par Pharmaceutical Cos., Inc. †	79,147
910	PAREXEL International Corp. † (a)	25,689
5,221	PDL BioPharma, Inc. (a)	34,615
1,773	Pharmacyclics, Inc. † (a)	96,824
2,124	Progenics Pharmaceuticals, Inc. †	20,773
570	Providence Service Corp. (The) †	7,815
2,056	PSS World Medical, Inc. † (a)	43,156
2,298	Quality Systems, Inc. (a)	63,218
1,949	Questcor Pharmaceuticals, Inc. † (a)	103,765
1,792	RTI Biologics, Inc. †	6,738
1,173	Salix Pharmaceuticals, Ltd. †	63,858
2,010	Sciclone Pharmaceuticals, Inc. †	14,090
180	Seattle Genetics, Inc. † (a)	4,570
2,360	Select Medical Holdings Corp. † (a)	23,860
340	Skilled Healthcare Group, Inc., Class A † (a)	2,135
5,525	Spectrum Pharmaceuticals, Inc. † (a)	85,969
810	Staar Surgical Co. †	6,294
1,755	STERIS Corp.	55,054
4,910	Sunrise Senior Living, Inc. † (a)	35,794
1,780	SurModics, Inc. †	30,794
5,615	Synergetics USA, Inc. †	25,043
2,496	Team Health Holdings, Inc. †	60,129
1,743	Theravance, Inc. † (a)	38,729
340	Utah Medical Products, Inc.	11,400
1,385	Vanda Pharmaceuticals, Inc. †	6,094
1,510	Vivus, Inc. †	43,095
7,359	Vocera Communications, Inc. †	197,148
1,748	WellCare Health Plans, Inc. † (a)	92,644
130	West Pharmaceutical Services, Inc.	6,564
		8,002,193
Industrials — 15.1%
1,175	3D Systems Corp. † (a)	40,115
4,000	A123 Systems, Inc. † (a)	5,040
16,631	Acacia Research-Acacia Technologies †	619,338
805	Acuity Brands, Inc. (a)	40,982
4,950	Advisory Board Co. (The) † (a)	245,471
1,410	Aircastle, Ltd. (a)	16,991
1,774	Alaska Air Group, Inc. †	63,687
831	Allegiant Travel Co., Class A †	57,904
1,322	Applied Industrial Technologies, Inc.	48,716
1,247	Astronics Corp. †	35,215
674	AT Cross Co., Class A † (a)	6,652
4,880	Avis Budget Group, Inc. †	74,176
397	AZZ, Inc.	24,320
970	Barrett Business Services, Inc.	20,506
5,175	BE Aerospace, Inc. †	225,941
960	Beacon Roofing Supply, Inc. †	24,211
1,210	Blount International, Inc. †	17,727

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Small Cap Growth Fund Schedule of Investments - (Continued)	June 30, 2012 (Unaudited)

Shares	Value
Industrials (continued)
470	Casella Waste Systems, Inc., Class A † (a)	$2,750
5,578	Chart Industries, Inc. † (a)	383,543
927	CLARCOR, Inc. (a)	44,644
1,521	Corporate Executive Board Co. (The)	62,178
5,380	Deluxe Corp. (a)	134,177
1,180	Dollar Thrifty Automotive Group, Inc. †	95,533
270	Douglas Dynamics, Inc. (a)	3,848
1,756	DXP Enterprises, Inc. †	72,857
626	Echo Global Logistics, Inc. † (a)	11,932
210	Exponent, Inc. † (a)	11,094
255	Gorman-Rupp Co. (The) (a)	7,599
762	Heartland Express, Inc. (a)	10,904
1,032	HEICO Corp.	40,785
63	Hexcel Corp. †	1,625
18,840	Hub Group, Inc., Class A †	682,008
2,240	Innerworkings, Inc. † (a)	30,307
1,390	Intersections, Inc.	22,032
4,729	Knight Transportation, Inc. (a)	75,617
662	Lindsay Corp. (a)	42,964
1,114	MasTec, Inc. † (a)	16,755
1,184	McGrath RentCorp	31,376
40	Middleby Corp. †	3,984
898	National Presto Industries, Inc. (a)	62,653
1,236	Old Dominion Freight Line, Inc. †	53,506
920	On Assignment, Inc. †	14,683
1,940	Pacer International, Inc. †	10,515
180	Park-Ohio Holdings Corp. †	3,425
230	Patrick Industries, Inc. †	2,932
230	Portfolio Recovery Associates, Inc. †	20,990
600	Primoris Services Corp. (a)	7,200
1,076	Raven Industries, Inc. (a)	74,879
2,280	Republic Airways Holdings, Inc. † (a)	12,654
310	Roadrunner Transportation Systems, Inc. †	5,236
1,080	Saia, Inc. †	23,641
1,095	Sauer-Danfoss, Inc.	38,248
1,280	SkyWest, Inc.	8,358
940	Spirit Airlines, Inc. †	18,293
1,041	TAL International Group, Inc. (a)	34,863
12,510	Taser International, Inc. † (a)	65,552
350	Teledyne Technologies, Inc. † (a)	21,577
752	Tetra Tech, Inc. † (a)	19,612
2,437	Textainer Group Holdings, Ltd. (a)	89,925
542	Titan International, Inc. (a)	13,295
1,030	Trimas Corp. †	20,703
9,050	Triumph Group, Inc. (a)	509,244
210	United Rentals, Inc. † (a)	7,148
2,580	US Airways Group, Inc. † (a)	34,391
322	US Ecology, Inc.	5,712
1,200	USG Corp. † (a)	22,860
640	Wabash National Corp. † (a)	4,237
9,320	Wabtec Corp.	727,053
710	Watsco, Inc. (a)	52,398
940	Werner Enterprises, Inc.	22,457
16,190	Wesco Aircraft Holdings, Inc. †	206,099
1,740	Woodward Governor Co.	68,626
730	XPO Logistics, Inc. †	12,264
		5,650,733

Shares	Value
Information Technology — 18.7%
33	ACI Worldwide, Inc. †	$1,459
1,542	ADTRAN, Inc. (a)	46,553
569	Advent Software, Inc. †	15,426
14,430	Allot Communications, Ltd. † (a)	402,020
1,779	American Software, Inc., Class A	14,143
773	Amtech Systems, Inc. †	2,906
100	Ancestry.com, Inc. †	2,753
497	Anixter International, Inc.	26,366
568	Blackbaud, Inc.	14,580
474	CACI International, Inc., Class A † (a)	26,079
2,430	CalAmp Corp. †	17,812
750	Calix, Inc. † (a)	6,165
38,940	Callidus Software, Inc. †	193,921
1,156	Cardtronics, Inc. †	34,923
1,305	Cass Information Systems, Inc. (a)	52,526
3,002	Cirrus Logic, Inc. † (a)	89,700
654	Cognex Corp. (a)	20,699
361	Coherent, Inc. †	15,631
880	CommVault Systems, Inc. †	43,622
393	Constant Contact, Inc. † (a)	7,027
90	CoStar Group, Inc. †	7,308
130	Cymer, Inc. †	7,664
4,970	Datalink Corp. †	47,463
563	Dice Holdings, Inc. † (a)	5,287
3,240	Dot Hill Systems Corp. †	3,694
3,760	Entegris, Inc. †	32,110
50	ePlus, Inc. †	1,617
2,500	Exar Corp. † (a)	20,400
110	ExlService Holdings, Inc. †	2,710
270	Fabrinet † (a)	3,388
2,614	Fair Isaac Corp.	110,520
323	FARO Technologies, Inc. †	13,592
994	FEI Co. (a)	47,553
1,090	Finisar Corp. † (a)	16,306
1,928	Forrester Research, Inc. (a)	65,282
7,090	Global Cash Access Holdings, Inc. †	51,119
6,416	GT Advanced Technologies, Inc. † (a)	33,877
640	Hackett Group, Inc. (The) † (a)	3,565
3,374	Heartland Payment Systems, Inc.	101,490
822	Higher One Holdings, Inc. † (a)	10,045
815	Hittite Microwave Corp. † (a)	41,663
590	iGATE Corp. † (a)	10,042
710	Innodata, Inc. †	4,856
41,845	Inphi Corp. † (a)	396,691
450	InterDigital, Inc. (a)	13,279
13,171	InvenSense, Inc., Class A †	148,832
3,796	j2 Global, Inc. (a)	100,290
2,589	Jack Henry & Associates, Inc.	89,372
168	JDA Software Group, Inc. † (a)	4,988
820	Kenexa Corp. †	23,805
1,600	KEY Tronic Corp. †	13,184
260	Liquidity Services, Inc. †	13,309
196	Littelfuse, Inc.	11,150
19,026	LivePerson, Inc. † (a)	362,636
624	LogMeIn, Inc. † (a)	19,044
360	Loral Space & Communications, Inc.	24,246
610	Manhattan Associates, Inc. †	27,883
13,228	MAXIMUS, Inc.	684,549
525	Measurement Specialties, Inc. † (a)	17,068
2,460	Mentor Graphics Corp. †	36,900

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Small Cap Growth Fund Schedule of Investments - (Continued)	June 30, 2012 (Unaudited)

Shares	Value
Information Technology (continued)
2,446	Micrel, Inc. (a)	$23,310
370	MIPS Technologies, Inc., Class A † (a)	2,468
654	Monotype Imaging Holdings, Inc. † (a)	10,968
2,040	Motricity, Inc. † (a)	1,265
2,225	MTS Systems Corp. (a)	85,774
990	NeoPhotonics Corp. † (a)	4,891
1,460	Netgear, Inc. †	50,385
3,114	NIC, Inc. (a)	39,548
396	OpenTable, Inc. †	17,824
960	Oplink Communications, Inc. †	12,989
378	Opnet Technologies, Inc. (a)	10,051
340	OSI Systems, Inc. † (a)	21,536
2,496	Plantronics, Inc.	83,366
2,960	Plexus Corp. † (a)	83,472
4,929	PRGX Global, Inc. †	39,185
110	Procera Networks, Inc. † (a)	2,674
2,567	Progress Software Corp. † (a)	53,573
670	QLIK Technologies, Inc. †	14,820
909	Quest Software, Inc. † (a)	25,316
27,925	ServiceSource International, Inc. † (a)	386,761
355	Silicon Graphics International Corp. † (a)	2,279
496	SolarWinds, Inc. †	21,606
4,405	Sourcefire, Inc. † (a)	226,417
430	Stamps.com, Inc. †	10,608
920	STEC, Inc. † (a)	7,176
1,406	Super Micro Computer, Inc. † (a)	22,299
1,317	Synaptics, Inc. † (a)	37,706
24,880	Synchronoss Technologies, Inc. † (a)	459,534
1,063	Syntel, Inc. (a)	64,524
760	Take-Two Interactive Software, Inc. † (a)	7,190
41,830	Tangoe, Inc. † (a)	891,397
1,070	TeleNav, Inc. † (a)	6,559
2,123	TeleTech Holdings, Inc. † (a)	33,968
1,590	Telular Corp.	14,692
550	Tessco Technologies, Inc.	12,128
1,272	TiVo, Inc. † (a)	10,519
1,200	TNS, Inc. †	21,528
400	Travelzoo, Inc. † (a)	9,088
1,390	TriQuint Semiconductor, Inc. † (a)	7,645
2,150	Tyler Technologies, Inc. † (a)	86,752
792	Ultimate Software Group, Inc. † (a)	70,583
1,110	Ultra Clean Holdings † (a)	7,137
1,110	Unisys Corp. † (a)	21,701
290	Universal Display Corp. † (a)	10,423
2,815	ValueClick, Inc. † (a)	46,138
1,450	Veeco Instruments, Inc. † (a)	49,822
210	Verint Systems, Inc. † (a)	6,197
450	VirnetX Holding Corp. † (a)	15,862
140	Web.com Group, Inc. † (a)	2,565
4,864	Websense, Inc. † (a)	91,103
683	Wright Express Corp. † (a)	42,155
3,779	XO Group, Inc. †	33,520
9,027	Zix Corp. †	23,470
190	Zygo Corp. † (a)	3,393
		7,010,948

Shares	Value
Materials — 2.4%
1,089	AEP Industries, Inc. †	$47,426
480	American Vanguard Corp.	12,763
270	Arabian American Development Co. †	2,616
492	Balchem Corp.	16,044
460	Chemtura Corp. †	6,670
660	FutureFuel Corp.	6,937
386	Haynes International, Inc.	19,663
380	Headwaters, Inc. † (a)	1,957
1,010	Innophos Holdings, Inc.	57,025
1,201	Koppers Holdings, Inc.	40,834
14,370	Kraton Performance Polymers, Inc. † (a)	314,847
778	LSB Industries, Inc. †	24,048
1,350	Myers Industries, Inc. (a)	23,166
129	NewMarket Corp.	27,941
160	PH Glatfelter Co. (a)	2,619
160	Schweitzer-Mauduit International, Inc.	10,902
7,110	TPC Group, Inc. † (a)	262,714
94	United States Lime & Minerals, Inc. † (a)	4,387
1,020	Wausau Paper Corp. (a)	9,925
		892,484
Telecommunication Services — 0.2%
4,010	Cincinnati Bell, Inc. † (a)	14,917
2,396	Cogent Communications Group, Inc. † (a)	46,123
2,080	IDT Corp., Class B	20,405
324	Lumos Networks Corp. (a)	3,062
		84,507
Utilities — 0.1%
1,160	California Water Service Group	21,425
250	Otter Tail Corp. (a)	5,718
320	York Water Co. (a)	5,725
		32,868
Total Common Stock (Cost $33,147,111)		36,791,946

SHORT-TERM INVESTMENTS — 46.7%
16,768,950	Northern Trust Institutional Liquid Asset Portfolio, 0.01% (b) (c)	16,768,950
755,693	Northern Trust Institutional Government Select Portfolio, 0.01% (b)	755,693

Total Short-Term Investments (Cost $17,524,643)		17,524,643

WARRANTS — 0.0%
327	Magnum Hunter Resources Corp., Expires 08/29/14 † (a)	3

Total Warrants (Cost $–)		3

Total Investments — 144.8% (Cost $50,671,754)		54,316,592

Other Assets & Liabilities, Net — (44.8)%		(16,814,991)

NET ASSETS — 100.0%		$37,501,601

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Small Cap Growth Fund Schedule of Investments - (Continued)	June 30, 2012 (Unaudited)

†	Non-income producing security.

PLC — Public Limited Company

(a)	This security or a partial position of this security is on loan at June 30, 2012. The total market value of securities on loan at June 30, 2012 was $17,135,338 (Note 6).
(b)	Rate shown is the 7-day effective yield as of June 30, 2012.
(c)	The security was purchased with cash collateral held from securities on loan. The total value of such security as of June 30, 2012 was $16,768,950 (Note 6).

The following is a summary of the inputs used as of June 30, 2012, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$36,791,946	$—	$—	$36,791,946
Short-Term Investment	17,524,643	—	—	17,524,643
Warrants	—	3	—	3
Total Investments in Securities	$54,316,589	$3	$—	$54,316,592

For the six months ended June 30, 2012, there have been no transfers between Level 1 and Level 2 assets and liabilities. For the six months ended June 30, 2012, there were no Level 3 securities. Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.

Amounts designated as “—” are either $0, or have been rounded to $0.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust International Equity Fund Schedule of Investments	June 30, 2012 (Unaudited)

Shares		Value
COMMON STOCK — 88.0%
Australia — 4.9%
980	AGL Energy, Ltd.	$14,893
5,331	Alumina, Ltd.	4,373
3,361	Amcor, Ltd.	24,536
3,220	AMP, Ltd.	12,814
1,749	Aristocrat Leisure, Ltd.	4,986
19,176	Australia & New Zealand Banking Group, Ltd.	436,831
5,553	BHP Billiton, Ltd.	180,874
6,673	BlueScope Steel, Ltd.	2,075
2,590	Brambles, Ltd.	16,426
22,900	Coca-Cola Amatil, Ltd.	314,701
2,470	Commonwealth Bank of Australia	135,269
1,000	CSL, Ltd.	40,562
1,215	DuluxGroup, Ltd.	3,772
2,388	Echo Entertainment Group, Ltd.	10,529
3,120	Fortescue Metals Group, Ltd.	15,942
44,117	GPT Group	149,228
888	Iluka Resources, Ltd.	10,480
3,759	Incitec Pivot, Ltd.	11,106
6,870	Insurance Australia Group, Ltd.	24,640
342	Leighton Holdings, Ltd.	5,760
1,114	Macquarie Atlas Roads Group †	1,715
528	Macquarie Group, Ltd.	14,258
3,409	National Australia Bank, Ltd.	83,035
1,869	Newcrest Mining, Ltd.	43,494
1,215	Orica, Ltd.	30,948
2,116	Origin Energy, Ltd.	26,649
1,610	QBE Insurance Group, Ltd.	22,251
791	Rio Tinto, Ltd.	46,437
2,098	Santos, Ltd.	23,106
13,200	Sonic Healthcare, Ltd.	172,644
4,886	Stockland	15,508
2,843	Suncorp Group, Ltd.	23,756
2,388	TABCORP Holdings, Ltd.	7,201
93,000	Telstra Corp., Ltd.	352,369
1,550	Toll Holdings, Ltd.	6,373
2,602	Transurban Group	15,198
1,937	Wesfarmers, Ltd.	59,624
754	Wesfarmers, Ltd. PPS	24,516
3,555	Westfield Group	34,808
3,555	Westfield Retail Trust	10,428
5,711	Westpac Banking Corp.	124,706
970	Woodside Petroleum, Ltd.	31,085
2,227	Woolworths, Ltd.	61,305
383	WorleyParsons, Ltd.	9,945
		2,661,156
Austria — 0.1%
247	Erste Group Bank AG	4,691
260	OMV AG	8,177
790	Telekom Austria AG	7,765
450	Vienna Insurance Group	18,190
		38,823
Belgium — 0.9%
5,266	Ageas	10,458
1,567	Anheuser-Busch InBev NV	123,544
624	Anheuser-Busch InBev NV VVPR †	1
280	Belgacom SA	7,962
197	Delhaize Group SA	7,217
136	Groupe Bruxelles Lambert SA	9,231

Shares	Value
Belgium (continued)
400	KBC Groep NV	$8,459
100	Solvay SA	9,873
5,600	UCB SA	282,887
		459,632
Bermuda — 0.4%
6,436	Seadrill, Ltd.	229,543

Brazil — 2.0%
8,000	Banco Bradesco SA (a)	118,960
6,400	Cia de Saneamento Basico do Estado de Sao Paulo (a)	485,504
23,100	Vale SA ADR, Class B (a)	450,681
		1,055,145
Canada — 3.5%
4,500	Alimentation Couche Tard, Inc., Class B	196,513
5,800	Bank of Montreal	320,507
6,600	BCE, Inc.	272,142
4,200	Canadian National Railway Co.	355,191
6,800	Husky Energy, Inc.	169,983
2,900	Intact Financial Corp., Class Common Subscription Receipt	180,563
4,400	Royal Bank of Canada	225,424
4,700	Teck Resources, Ltd., Class B	145,557
		1,865,880
China — 2.2%
48,000	Anhui Conch Cement Co., Ltd., Class H	132,071
326,000	China Citic Bank Corp., Ltd., Class H	168,515
260,000	China Minsheng Banking Corp., Ltd., Class H	232,822
288,000	China Petroleum & Chemical Corp., Class H	257,393
131,000	Dongfeng Motor Group Co., Ltd., Class H	204,760
135,000	Dongyue Group	63,502
7,327	Foxconn International Holdings, Ltd. †	2,677
89,100	PICC Property & Casualty Co., Ltd., Class H	101,347
3,200	Sands China, Ltd.	10,295
		1,173,382
Denmark — 0.8%
3	AP Moller - Maersk A/S, Class B	19,672
300	Carlsberg A, Class B	23,680
841	Danske Bank A/S †	11,694
700	DSV A/S	13,880
755	Novo Nordisk A/S, Class B	109,503
625	Novozymes A, Class B	16,207
1,500	Topdanmark A †	257,188
350	Vestas Wind Systems A/S †	1,940
		453,764
Finland — 1.3%
1,070	Fortum OYJ	20,320
260	Kone OYJ, Class B	15,702
5,740	Nokia OYJ	11,710
24,000	Pohjola Bank PLC, Class A	280,075
12,560	Sampo OYJ, Class A	325,868
1,450	Stora Enso OYJ, Class R	8,927
1,188	UPM-Kymmene OYJ	13,439
270	Wartsila OYJ Abp	8,846
		684,887

See Notes to Financial Statements.

Wilshire Variable Insurance Trust International Equity Fund Schedule of Investments - (Continued)	June 30, 2012 (Unaudited)

Shares	Value
France — 4.6%
370	Accor SA	$11,595
512	Air Liquide SA	58,536
4,580	Alcatel-Lucent †	7,538
440	Alstom SA	13,921
2,840	AXA SA	37,967
1,648	BNP Paribas	63,538
450	Bouygues SA	12,075
290	Cap Gemini SA	10,674
964	Carrefour SA	17,801
2,800	Christian Dior SA	385,076
720	Cie de St.-Gobain	26,604
295	Cie Generale de Geophysique-Veritas †	7,630
2,245	Cie Generale des Etablissements Michelin, Class B	146,883
440	Cie Generale d'Optique Essilor International SA	40,876
720	CNP Assurances	8,794
1,610	Credit Agricole SA	7,104
950	Danone	59,039
370	Edenred	10,489
362	Electricite de France SA	8,054
3,492	France Telecom SA	45,914
2,418	GDF Suez	57,664
350	Lafarge SA	15,631
330	Lagardere SCA	9,212
490	L'Oreal SA	57,333
509	LVMH Moet Hennessy Louis Vuitton SA	77,465
40	Neopost SA	2,135
285	Pernod-Ricard SA	30,476
100	PPR	14,253
520	Publicis Groupe SA	23,781
560	Renault SA	22,362
1,946	Sanofi-Aventis SA	147,314
806	Schneider Electric SA	44,801
3,850	Societe BIC SA	397,705
1,185	Societe Generale	27,788
3,330	Sodexo	259,284
450	Suez Environnement Co.	4,839
310	Technip SA	32,307
3,672	Total SA	165,273
132	Unibail-Rodamco SE	24,316
270	Vallourec SA	11,033
867	Veolia Environnement SA	10,979
604	Vinci SA	28,228
2,000	Vivendi SA	37,162
		2,481,449
Germany — 7.6%
3,600	Adidas AG	258,041
742	Allianz SE	74,634
4,952	BASF SE	344,335
3,639	Bayer AG	262,224
2,294	Bayerische Motoren Werke AG	166,012
335	Beiersdorf AG	21,717
6,279	Commerzbank AG †	10,665
213	Continental AG	17,756
1,439	Daimler AG	64,668
1,555	Deutsche Bank AG	56,125
350	Deutsche Boerse AG	18,883
1,323	Deutsche Post AG	23,408

Shares	Value
Germany (continued)
4,911	Deutsche Telekom AG	$53,822
2,952	E.ON AG	63,790
503	Fresenius Medical Care AG & Co. KGAA	35,526
5,007	Fresenius SE & Co. KGaA	518,415
3,550	Hannover Rueckversicherung AG	211,469
299	HeidelbergCement AG	14,355
425	Henkel AG & Co. KGaA	23,584
1,935	Infineon Technologies AG	13,096
404	K+S AG	18,495
260	Linde AG	40,493
3,881	Merck KGAA	387,583
310	Metro AG	9,040
2,631	Muenchener Rueckversicherungs AG	371,246
884	RWE AG	36,151
8,380	SAP AG	496,226
1,353	Siemens AG	113,689
280	Solarworld AG	492
720	ThyssenKrupp AG	11,729
2,164	Volkswagen AG	327,010
		4,064,679
Greece — 0.0%
1,070	Alpha Bank AE †	1,697
826	EFG Eurobank Ergasias SA †	786
680	Hellenic Telecommunications Organization SA	1,727
875	National Bank of Greece SA †	1,535
500	OPAP SA	3,129
454	Piraeus Bank SA †	149
		9,023
Guernsey — 0.0%
3,229	Resolution, Ltd.	9,933

Hong Kong — 3.6%
14,800	AIA Group, Ltd.	51,120
4,840	Bank of East Asia, Ltd.	17,444
11,600	BOC Hong Kong Holdings, Ltd.	35,710
20,200	Cheung Kong Holdings, Ltd.	249,395
2,582	CLP Holdings, Ltd.	21,944
2,049	Esprit Holdings, Ltd.	2,654
3,801	Hang Lung Properties, Ltd.	13,002
2,100	Hang Seng Bank, Ltd.	28,871
7,819	Hong Kong & China Gas Co., Ltd.	16,610
1,900	Hong Kong Exchanges and Clearing, Ltd.	27,339
5,100	Hutchison Whampoa, Ltd.	44,237
25,000	Jardine Strategic Holdings, Ltd.	768,504
230,000	Lenovo Group, Ltd.	196,266
8,258	Li & Fung, Ltd.	15,990
5,000	Link REIT	20,494
4,775	New World Development, Ltd.	5,627
3,100	Power Assets Holdings, Ltd.	23,263
101,000	SJM Holdings, Ltd.	189,251
1,900	Sun Hung Kai Properties, Ltd.	22,589
1,400	Swire Pacific, Ltd., Class A	16,283
121,000	Techtronic Industries Co.	153,632
5,000	Wharf Holdings, Ltd.	27,805
		1,948,030

See Notes to Financial Statements.

Wilshire Variable Insurance Trust International Equity Fund Schedule of Investments - (Continued)	June 30, 2012 (Unaudited)

Shares	Value
India — 0.5%
5,500	Dr. Reddy's Laboratories, Ltd. ADR (a)	$163,240
4,100	Tata Motors, Ltd. (a)	90,036
		253,276
Indonesia — 1.1%
230,000	Bank Mandiri	178,463
41,000	Gudang Garam TBK PT	270,865
35,000	Indo Tambangraya Megah PT	135,539
		584,867
Ireland — 0.1%
1,331	CRH PLC	25,500
770	Elan Corp. PLC †	11,292
2,400	Experian PLC	33,859
		70,651
Isle of Man — 0.0%
12,000	Genting Singapore PLC	13,481

Israel — 0.8%
3,800	Check Point Software Technologies, Ltd. † (a)	188,442
1,223	Israel Chemicals, Ltd.	13,532
1,500	Teva Pharmaceutical Industries, Ltd.	59,126
3,800	Teva Pharmaceutical Industries, Ltd. ADR	149,872
		410,972
Italy — 1.0%
1,997	Assicurazioni Generali SpA	27,077
798	Atlantia SPA	10,185
4,660	Banca Monte dei Paschi di Siena SPA	1,162
1,530	Banco Popolare SC	2,054
10,820	Enel SPA	34,936
13,346	Eni SpA	283,539
1,510	Fiat Industrial SpA	14,863
1,510	Fiat SPA	7,613
1,090	Finmeccanica SPA	4,407
20,320	Intesa Sanpaolo SPA	28,921
2,180	Intesa Sanpaolo SPA, RNC	2,482
2,310	Mediaset SPA	4,046
1,375	Mediobanca SPA	6,064
436	Saipem SpA	19,417
4,476	Snam Rete Gas SPA	20,053
14,324	Telecom Italia SPA	14,154
13,120	Telecom Italia SPA, RNC	10,632
8,022	UniCredit SpA	30,416
1,132	Unione di Banche Italiane SCPA	3,699
		525,720
Japan — 13.9%
300	Advantest Corp.	4,690
1,600	Aeon Co., Ltd.	19,941
500	Aisin Seiki Co., Ltd.	16,714
685	Ajinomoto Co., Inc.	9,534
1,100	Amada Co., Ltd.	6,509
13,200	Asahi Breweries, Ltd.	283,593
2,200	Asahi Glass Co., Ltd.	14,842
3,600	Asahi Kasei Corp.	19,514
900	Astellas Pharma, Inc.	39,275
4,100	Bank of Yokohama, Ltd. (The)	19,385
1,300	Bridgestone Corp.	29,853
1,998	Canon, Inc.	79,741
2	Central Japan Railway Co.	15,752
1,400	Chiba Bank, Ltd. (The)	8,409
878	Chubu Electric Power Co., Inc.	14,237

Shares	Value
Japan (continued)
500	Chugai Pharmaceutical Co., Ltd.	$9,479
100	Credit Saison Co., Ltd.	2,224
2,100	Dai Nippon Printing Co., Ltd.	16,451
18	Dai-ichi Life Insurance Co., Ltd.	20,846
1,400	Daiichi Sankyo Co., Ltd.	23,607
600	Daikin Industries, Ltd.	16,897
13,300	Dainippon Sumitomo Pharma Co., Ltd.	135,890
2,000	Daito Trust Construction Co., Ltd.	189,584
308	Daiwa House Industry Co., Ltd.	4,369
2,900	Daiwa Securities Group, Inc.	10,930
948	Denso Corp.	32,394
500	Dentsu, Inc.	14,820
700	East Japan Railway Co.	43,954
500	Eisai Co., Ltd.	21,896
500	Electric Power Development Co., Ltd.	13,140
300	FANUC Corp.	49,314
100	Fast Retailing Co., Ltd.	20,009
1,000	FUJIFILM Holdings Corp.	18,946
4,600	Fujitsu, Ltd.	22,014
1,900	Fukuoka Financial Group, Inc.	7,419
217	Hankyu Hanshin Holdings, Inc.	1,096
100	Hirose Electric Co., Ltd.	9,899
8,773	Hitachi, Ltd.	54,093
509	Hokkaido Electric Power Co., Inc.	6,578
1,600	Hokuhoku Financial Group, Inc.	2,593
2,900	Honda Motor Co., Ltd.	101,197
900	Hoya Corp.	19,827
200	Ibiden Co., Ltd.	3,623
3	INPEX Corp.	16,850
23,400	ITOCHU Corp.	245,950
1,164	Japan Steel Works, Ltd. (The)	6,427
1,600	Japan Tobacco, Inc.	47,401
700	JFE Holdings, Inc.	11,716
7,000	JGC Corp.	202,939
2,000	Joyo Bank, Ltd. (The)	9,101
1,200	JTEKT Corp.	12,424
2,261	JX Holdings, Inc.	11,653
4,300	Kajima Corp.	12,624
1,100	Kansai Electric Power Co., Inc. (The)	13,192
1,000	Kao Corp.	27,578
5	KDDI Corp.	32,254
1,015	Keio Corp.	7,357
121	Keyence Corp.	29,932
3,300	Kintetsu Corp.	13,157
1,900	Kirin Holdings Co., Ltd.	22,394
6,100	Kobe Steel, Ltd.	7,338
1,800	Komatsu, Ltd.	42,968
1,100	Konica Minolta Holdings, Inc.	8,666
1,133	Kubota Corp.	10,471
1,000	Kuraray Co., Ltd.	12,959
300	Kyocera Corp.	25,962
700	Kyushu Electric Power Co., Inc.	8,304
700	LIXIL Group Corp.	14,773
8,500	Makita Corp.	298,176
4,200	Marubeni Corp.	27,984
900	Marui Group Co., Ltd.	6,883
1,800	Mitsubishi Chemical Holdings Corp.	7,935
2,600	Mitsubishi Corp.	52,557
4,200	Mitsubishi Electric Corp.	35,139
2,200	Mitsubishi Estate Co., Ltd.	39,470

See Notes to Financial Statements.

Wilshire Variable Insurance Trust International Equity Fund Schedule of Investments - (Continued)	June 30, 2012 (Unaudited)

Shares	Value
Japan (continued)
1,400	Mitsubishi Gas Chemical Co., Inc.	$7,959
6,000	Mitsubishi Heavy Industries, Ltd.	24,391
4,600	Mitsubishi Materials Corp.	13,339
22,456	Mitsubishi UFJ Financial Group, Inc.	107,584
3,400	Mitsui & Co., Ltd.	50,524
1,600	Mitsui Fudosan Co., Ltd.	31,045
2,700	Mitsui OSK Lines, Ltd.	9,733
220,500	Mizuho Financial Group, Inc.	372,479
750	MS&AD Insurance Group Holdings	13,121
500	Murata Manufacturing Co., Ltd.	26,300
1,583	NEC Corp.	2,463
100	Nidec Corp.	7,603
800	Nikon Corp.	24,352
137	Nintendo Co., Ltd.	15,999
1,056	Nippon Electric Glass Co., Ltd.	6,307
2,100	Nippon Express Co., Ltd.	8,672
9,989	Nippon Steel Corp.	22,657
7,800	Nippon Telegraph & Telephone Corp.	363,718
2,800	Nippon Yusen KK	7,406
5,200	Nissan Motor Co., Ltd.	49,378
400	Nitto Denko Corp.	17,138
475	NKSJ Holdings, Inc.	10,112
6,700	Nomura Holdings, Inc.	25,048
2,100	NSK, Ltd.	13,607
3	NTT Data Corp.	9,208
32	NTT DoCoMo, Inc.	53,248
1,100	Obayashi Corp.	4,831
400	Olympus Corp.	6,482
500	Omron Corp.	10,596
180	ORIX Corp.	16,775
47,800	Osaka Gas Co., Ltd.	200,268
4,165	Panasonic Corp.	34,048
1,600	Rakuten, Inc.	16,542
4,400	Resona Holdings, Inc.	18,126
1,100	Ricoh Co., Ltd.	9,283
200	Rohm Co., Ltd.	7,707
300	Secom Co., Ltd.	13,758
400	Sega Sammy Holdings, Inc.	8,137
300	Seiko Epson Corp.	3,045
19,000	Sekisui Chemical Co., Ltd.	176,524
1,700	Sekisui House, Ltd.	16,052
1,500	Seven & I Holdings Co., Ltd.	45,218
1,900	Sharp Corp.	9,680
3,800	Shimano, Inc.	249,139
700	Shin-Etsu Chemical Co., Ltd.	38,548
1,300	Shinsei Bank, Ltd.	1,582
1,100	Shionogi & Co., Ltd.	14,956
700	Shiseido Co., Ltd.	11,046
2,100	Shizuoka Bank, Ltd. (The)	21,607
2,800	Showa Denko KK	5,440
138	SMC Corp.	23,926
11,300	Softbank Corp.	420,628
4,544	Sojitz Corp.	7,518
1,800	Sony Corp.	25,739
3,200	Sumitomo Chemical Co., Ltd.	9,836
40,500	Sumitomo Corp.	566,668
1,900	Sumitomo Electric Industries, Ltd.	23,676
1,800	Sumitomo Heavy Industries, Ltd.	8,105
7,600	Sumitomo Metal Industries, Ltd.	12,537
1,300	Sumitomo Metal Mining Co., Ltd.	14,650

Shares	Value
Japan (continued)
2,400	Sumitomo Mitsui Financial Group, Inc.	$79,284
5,774	Sumitomo Mitsui Trust Holdings, Inc.	17,256
1,000	Sumitomo Realty & Development Co., Ltd.	24,596
1,000	Suzuki Motor Corp.	20,533
600	T&D Holdings, Inc.	6,392
1,300	Takashimaya Co., Ltd.	9,992
1,300	Takeda Pharmaceutical Co., Ltd.	59,022
200	TDK Corp.	8,142
3,100	Teijin, Ltd.	9,437
400	Terumo Corp.	16,438
2,500	Tobu Railway Co., Ltd.	13,143
900	Tohoku Electric Power Co., Inc.	9,043
1,391	Tokio Marine Holdings, Inc.	34,905
1,700	Tokyo Electric Power Co., Inc. (The)	3,291
300	Tokyo Electron, Ltd.	14,068
6,500	Tokyo Gas Co., Ltd.	33,222
3,000	Tokyu Corp.	14,122
2,100	Toppan Printing Co., Ltd.	14,028
2,700	Toray Industries, Inc.	18,411
6,000	Toshiba Corp.	22,838
9,700	Toyota Industries Corp.	278,108
4,755	Toyota Motor Corp.	191,922
500	Toyota Tsusho Corp.	9,558
6,500	Unicharm Corp.	369,988
400	West Japan Railway Co.	16,455
34	Yahoo Japan Corp.	11,008
190	Yamada Denki Co., Ltd.	9,728
600	Yamaha Motor Co., Ltd.	5,745
1,200	Yamato Holdings Co., Ltd.	19,322
		7,463,673
Jersey — 0.1%
709	Atrium European Real Estate, Ltd.	3,328
243	Randgold Resources, Ltd.	21,817
1,154	Shire PLC	33,201
		58,346
Luxembourg — 0.2%
1	APERAM	13
1,645	ArcelorMittal	25,168
173	Millicom International Cellular SA	16,327
818	SES SA	19,340
460	Subsea 7 SA	9,104
1,197	Tenaris SA	21,050
		91,002
Malaysia — 0.6%
65,000	AMMB Holdings BHD	129,409
104,000	Axiata Group BHD	180,029
		309,438
Mexico — 1.7%
12,500	Alfa SAB de CV, Class A	199,779
151,800	America Movil SAB de CV, Ser L	198,460
51,000	Grupo Financiero Banorte SAB de CV, Class O	263,570
99,100	Wal-Mart de Mexico SAB de CV	265,139
		926,948
Netherlands — 1.7%
1,766	Aegon NV	8,190
296	Akzo Nobel NV	13,931
806	ASML Holding NV	41,393

See Notes to Financial Statements.

Wilshire Variable Insurance Trust International Equity Fund Schedule of Investments - (Continued)	June 30, 2012 (Unaudited)

Shares	Value
Netherlands (continued)
690	European Aeronautic Defence and Space Co. NV	$24,489
600	Heineken NV	31,288
7,441	ING Groep NV, CVA †	49,885
1,780	Koninklijke Ahold NV	22,049
3,230	Koninklijke DSM NV	159,238
2,352	Koninklijke KPN NV	22,490
1,840	Koninklijke Philips Electronics NV	36,259
973	PostNL NV	4,020
1,203	Reed Elsevier NV	13,724
5,853	Royal Dutch Shell PLC, Class A	197,204
4,425	Royal Dutch Shell PLC, Class B	154,537
922	TNT Express NV	10,815
3,143	Unilever NV, CVA	104,994
660	Wolters Kluwer NV	10,494
		905,000
New Zealand — 0.0%
1,409	Chorus, Ltd. †	3,561
7,043	Telecom Corp. of New Zealand, Ltd.	13,410
		16,971
Norway — 1.2%
1,622	DnB NOR ASA	16,128
2,200	Norsk Hydro ASA	9,921
2,150	Orkla ASA	15,603
24,872	Statoil ASA	593,161
965	Telenor ASA	16,133
404	Yara International ASA	17,680
		668,626
Portugal — 0.0%
3,730	Banco Comercial Portugues SA, Class R †	464
1,620	Brisa Auto-Estradas de Portugal SA	5,196
4,750	Energias de Portugal SA	11,237
770	Portugal Telecom SGPS SA	3,372
		20,269
Russia — 1.1%
5,650	Lukoil OAO ADR	316,617
8,800	Tatneft ADR	297,124
		613,741
Singapore — 2.7%
18,000	CapitaMalls Asia, Ltd.	22,452
3,000	DBS Group Holdings, Ltd.	33,137
14,800	Jardine Cycle & Carriage, Ltd.	545,471
4,298	Keppel Corp., Ltd.	35,211
6,000	Oversea-Chinese Banking Corp., Ltd.	41,957
1,825	SATS, Ltd.	3,881
2,500	Singapore Airlines, Ltd.	20,615
11,000	Singapore Technologies Engineering, Ltd.	27,118
107,200	Singapore Telecommunications, Ltd.	280,731
27,200	United Overseas Bank, Ltd.	403,908
4,000	Wilmar International, Ltd.	11,534
		1,426,015
South Africa — 3.7%
13,400	Aspen Pharmacare Holdings, Ltd.	206,489
8,400	Exxaro Resources, Ltd.	196,153
568	Impala Platinum Holdings, Ltd.	9,432
6,900	Imperial Holdings, Ltd.	145,646
40,000	Life Healthcare Group Holdings, Ltd.	152,549
9,400	MTN Group, Ltd.	162,777

Shares	Value
South Africa (continued)
22,000	Remgro, Ltd.	$354,507
5,400	Sasol, Ltd.	227,784
6,200	Tiger Brands, Ltd.	186,237
54,000	Woolworths Holdings, Ltd.	332,639
		1,974,213
South Korea — 3.5%
1,300	Daelim Industrial Co., Ltd.	103,911
850	Hyundai Department Store Co., Ltd.	106,246
10,500	Hyundai Marine & Fire Insurance Co., Ltd.	273,579
1,100	Hyundai Motor Co.	225,824
3,800	Kia Motors Corp.	250,457
1,725	Samsung Electronics Co., Ltd. GDR	922,251
		1,882,268
Spain — 0.7%
609	Abertis Infraestructuras SA	8,230
138	Acciona SA	8,249
144	ACS Actividades de Construccion y Servicios SA	3,085
6,885	Banco Bilbao Vizcaya Argentaria SA	49,168
1,882	Banco Popular Espanol SA	4,257
15,222	Banco Santander SA	100,698
964	Distribuidora Internacional de Alimentacion SA †	4,533
828	Ferrovial SA	9,338
210	Fomento de Construcciones y Contratas SA	2,685
6,683	Iberdrola SA	31,552
380	Inditex SA	39,279
1,348	Indra Sistemas SA	12,550
1,540	Repsol YPF SA	24,756
7,636	Telefonica SA	100,516
		398,896
Sweden — 2.6%
800	Assa Abloy AB, Class B	22,341
640	Atlas Copco AB, Class B	12,195
1,100	Atlas Copco AB, Class A	23,673
600	Electrolux AB, Ser B	11,940
1,690	Hennes & Mauritz AB, Class B	60,661
6,200	Nordea Bank AB	53,431
2,000	Sandvik AB	25,650
1,000	Scania AB, Class B	17,137
1,100	Securitas AB, Class B	8,553
3,840	Skandinaviska Enskilda Banken AB, Class A	24,939
12,700	SKF AB, Class B	250,342
1,799	SSAB AB, Class A	14,952
1,500	Svenska Cellulosa AB, Class B	22,505
10,221	Svenska Handelsbanken AB, Class A	336,024
25,113	Swedbank AB, Class A	395,629
5,609	Telefonaktiebolaget LM Ericsson, Class B	51,321
4,100	TeliaSonera AB	26,194
2,283	Volvo AB, Class B	26,103
		1,383,590
Switzerland — 2.8%
13,641	ABB, Ltd.	222,733
130	Actelion, Ltd.	5,347
340	Adecco SA	15,120
775	Cie Financiere Richemont SA	42,555
1,930	Credit Suisse Group AG	35,313

See Notes to Financial Statements.

Wilshire Variable Insurance Trust International Equity Fund Schedule of Investments - (Continued)	June 30, 2012 (Unaudited)

Shares	Value
Switzerland (continued)
90	Geberit AG	$17,755
530	Holcim, Ltd.	29,365
673	Julius Baer Group, Ltd.	24,401
5,390	Nestle SA	321,664
325	Nobel Biocare Holding AG	3,365
4,054	Novartis AG	226,664
1,203	Roche Holding AG	207,798
16	SGS SA	30,000
1,470	STMicroelectronics NV	7,999
79	Swatch Group AG (The)	31,224
66	Swiss Life Holding AG	6,221
481	Swiss Re, Ltd.	30,323
48	Swisscom AG	19,338
166	Syngenta AG	56,826
640	Transocean, Ltd.	28,700
6,220	UBS AG	72,788
260	Zurich Insurance Group AG	58,792
		1,494,291
Thailand — 1.2%
26,500	Advanced Info Service PCL	155,057
29,000	Bangkok Bank PCL	176,434
59,800	PTT Exploration & Production PCL	318,736
		650,227
Turkey — 0.3%
48,825	KOC Holding AS	186,950

United Kingdom — 14.6%
2,297	3i Group PLC	7,103
566	Aggreko PLC	18,407
2,159	Anglo American PLC	70,956
2,368	ARM Holdings PLC	18,761
2,142	AstraZeneca PLC	95,721
4,840	Aviva PLC	20,725
6,290	BAE Systems PLC	28,517
20,206	Barclays PLC	51,631
5,496	BG Group PLC	112,511
21,463	BHP Billiton PLC	610,029
112,697	BP PLC	752,611
18,843	British American Tobacco PLC	957,975
1,069	British Land Co. PLC	8,560
2,330	British Sky Broadcasting Group PLC	25,401
15,169	BT Group PLC, Class A	50,263
4,422	Cable & Wireless Communications PLC	2,060
4,422	Cable & Wireless Worldwide PLC	2,636
1,307	Cairn Energy PLC	5,443
1,219	Capita Group PLC (The)	12,526
400	Carnival PLC	13,676
9,673	Centrica PLC	48,365
22,680	Compass Group PLC	238,072
3,710	Diageo PLC	95,625
45,000	G4S PLC	196,672
8,475	GlaxoSmithKline PLC	192,501
490	Hammerson PLC	3,403
2,878	Home Retail Group PLC	3,823
64,259	HSBC Holdings PLC	566,239
10,560	Imperial Tobacco Group PLC	406,857
619	Intercontinental Hotels Group PLC	14,902
3,120	J Sainsbury PLC	14,745
350	Johnson Matthey PLC	12,138
4,950	Kingfisher PLC	22,329

Shares	Value
United Kingdom (continued)
970	Land Securities Group PLC	$11,238
13,730	Legal & General Group PLC	27,450
69,344	Lloyds Banking Group PLC †	33,875
350	London Stock Exchange Group PLC	5,525
3,512	Man Group PLC	4,202
2,730	Marks & Spencer Group PLC	13,922
30,259	National Grid PLC	320,685
95	Next PLC	4,770
10,710	Old Mutual PLC	25,471
6,940	Pearson PLC	137,701
19,159	Prudential PLC	222,148
1,018	Reckitt Benckiser Group PLC	53,808
1,930	Reed Elsevier PLC	15,469
2,290	Rexam PLC	15,114
5,489	Rio Tinto PLC	260,857
3,689	Rolls-Royce Holdings PLC	49,719
2,855	Royal Bank of Scotland Group PLC †	9,671
5,679	RSA Insurance Group PLC	9,640
1,780	SABMiller PLC	71,416
2,200	Sage Group PLC (The)	9,575
1,550	Scottish & Southern Energy PLC	33,814
500	Severn Trent PLC	12,961
2,010	Smith & Nephew PLC	20,105
641	Smiths Group PLC	10,180
19,500	Standard Chartered PLC	423,597
13,225	Tesco PLC	64,271
1,461	Tullow Oil PLC	33,767
1,971	Unilever PLC	66,174
1,228	United Utilities Group PLC	13,008
46	Veripos, Inc. † (b)	325
156,196	Vodafone Group PLC	439,028
35,000	WH Smith PLC	298,814
5,225	Whitbread PLC	166,129
30,000	William Hill PLC	133,044
5,515	WM Morrison Supermarkets PLC	23,013
586	Wolseley PLC	21,842
2,730	WPP PLC	33,142
3,750	Xstrata PLC	47,150
		7,823,803
Total Common Stock (Cost $48,447,738)		47,288,560

EXCHANGE TRADED FUNDS — 9.9%
400	iShares MSCI EAFE Index Fund	19,984
132,800	Vanguard MSCI Emerging Markets ETF (a)	5,305,360
Total Exchange Traded Funds (Cost $6,087,916)		5,325,344

PREFERRED STOCK — 0.6%
Brazil — 0.5%
6,114	Cia de Bebidas das Americas	234,149

Germany — 0.1%
276	Henkel AG & Co. KGAA	18,339
190	Porsche Automobil Holding SE	9,451
284	Volkswagen AG	44,994
		72,784
Total Preferred Stock (Cost $250,513)		306,933

See Notes to Financial Statements.

Wilshire Variable Insurance Trust International Equity Fund Schedule of Investments - (Continued)	June 30, 2012 (Unaudited)

Shares	Value
PRIVATE COMPANY — 0.0%
Malta — 0.0%
7,765	BGP Holdings PLC † (b) (Cost $–)	$—

SHORT-TERM INVESTMENTS — 11.2%
5,231,407	Northern Trust Institutional Liquid Asset Portfolio, 0.01% (c) (d)	5,231,407
767,594	Northern Trust Institutional Government Select Portfolio, 0.01% (c)	767,594

Total Short-Term Investments (Cost $5,999,001)		5,999,001

Total Investments — 109.7% (Cost $60,785,168)		58,919,838

Other Assets & Liabilities, Net — (9.7)%		(5,198,270)

NET ASSETS — 100.0%		$53,721,568

†	Non-income producing security.
(a)	This security or a partial position of this security is on loan at June 30, 2012. The total market value of securities on loan at June 30, 2012 was $5,567,450 (Note 6).
(b)	Security fair valued using methods determined in good faith by the Pricing Committee. As of June 30, 2012, the total market value of this security was $0 and represented 0.0% of Net Assets.
(c)	Rate shown is 7-day effective yield as of June 30, 2012.
(d)	The security was purchased with cash collateral held from securities on loan. The total value of such security as of June 30, 2012 was $5,231,407 (Note 6).

ADR — American Depositary Receipt
ETF — Exchange Traded Fund
EAFE — Europe, Australasia and Far East
GDR — Global Depositary Receipt
MSCI — Morgan Stanley Capital International
PLC — Public Limited Company
REIT — Real Estate Investment Trust

Amounts designated as “—”are either $0 or have been rounded to $0.

The following is a summary of the inputs used as of June 30, 2012 in valuing the Fund’s investments carried at fair value:

Investments in Securities	Level 1	Level 2		Level 3		Total
Common Stock
Australia	$—	$2,661,156	*	$—		$2,661,156
Austria	—	38,823	*	—		38,823
Belgium	1	459,631	*	—		459,632
Bermuda	—	229,543		—		229,543
Brazil	1,055,145	—		—		1,055,145
Canada	1,865,880	—		—		1,865,880
China	—	1,173,382		—		1,173,382
Denmark	—	453,764	*	—		453,764
Finland	—	684,887	*	—		684,887
France	—	2,481,449	*	—		2,481,449
Germany	—	4,064,679	*	—		4,064,679
Greece	—	9,023	*	—		9,023
Guernsey	—	9,933		—		9,933
Hong Kong	—	1,948,030	*	—		1,948,030
India	253,276	—		—		253,276
Indonesia	—	584,867		—		584,867
Ireland	—	70,651	*	—		70,651
Isle of Man	—	13,481		—		13,481
Israel	338,314	72,658		—		410,972
Italy	—	525,720	*	—		525,720
Japan	—	7,463,673	*	—		7,463,673
Jersey	—	58,346		—		58,346
Luxembourg	—	91,002	*	—		91,002
Malaysia	—	309,438		—		309,438
Mexico	926,948	—		—		926,948
Netherlands	—	905,000	*	—		905,000
New Zealand	—	16,971		—		16,971
Norway	—	668,626	*	—		668,626
Portugal	—	20,269	*	—		20,269
Russia	—	613,741		—		613,741
Singapore	—	1,426,015	*	—		1,426,015
South Africa	—	1,974,213		—		1,974,213
South Korea	—	1,882,268		—		1,882,268
Spain	—	398,896	*	—		398,896
Sweden	—	1,383,590	*	—		1,383,590
Switzerland	—	1,494,291	*	—		1,494,291
Thailand	—	650,227		—		650,227
Turkey	—	186,950		—		186,950
United Kingdom	325	7,823,478	*	—		7,823,803
	4,439,889	42,848,671		—		47,288,560

Exchange-Traded Funds	5,325,344	—		—		5,325,344

Preferred Stock
Brazil	234,149	—		—		234,149
Germany	—	72,784	*	—		72,784
	234,149	72,784		—		306,933

Private Company
Malta	—	—		—	^	—	^

Short-Term Investments	5,999,001	—		—		5,999,001

Total Investments in Securities	$15,998,383	$42,921,455		—		$58,919,838

See Notes to Financial Statements.

Wilshire Variable Insurance Trust International Equity Fund Schedule of Investments - (Continued)	June 30, 2012 (Unaudited)

*	Represents securities trading primarily outside the United States, the value of which were adjusted as a result of local trading through the application of a third-party vendor.

^
This security was categorized as Level 3 and had a market value of $0 as of June 30, 2012 and the value has remained zero throughout the six months ended June 30, 2012. There were no accrued discounts/premiums, realized gain/(loss), change in unrealized appreciation/(depreciation), purchases, sales or transfers in or out of Level 3 during the six months ended June 30, 2012.

For the six months ended June 30, 2012, the transfers out of Level 1 and into Level 2 were $135,590 and the transfers out of Level 2 into Level 1 were $(275,924). The transfers were related to the fair value of certain international securities. Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Socially Responsible Fund Schedule of Investments	June 30, 2012 (Unaudited)

Shares		Value
COMMON STOCK — 95.9%
Consumer Discretionary — 14.2%
26,856	Comcast Corp. Special, Class A (a)	$858,586
11,970	Ford Motor Co. (a)	114,792
3,250	Harley-Davidson, Inc.	148,623
12,343	Home Depot, Inc. (The)	654,056
1,180	Honda Motor Co., Ltd.	40,899
1,510	Johnson Controls, Inc.	41,842
3,790	Lennar Corp., Class A (a)	117,149
1,800	Marriott International, Inc., Class A (a)	70,560
3,066	McDonald's Corp.	271,433
14,060	News Corp., Class B (a)	316,631
10,174	News Corp., Class A	226,779
3,370	Starwood Hotels & Resorts Worldwide, Inc.	178,745
24,284	Target Corp.	1,413,086
13,250	TJX Cos., Inc.	568,822
12,260	Toll Brothers, Inc. † (a)	364,490
24,074	Walt Disney Co. (The)	1,167,589
6,384	Yum! Brands, Inc.	411,257
		6,965,339
Consumer Staples — 10.7%
7,631	Coca-Cola Co. (The)	596,668
9,082	Costco Wholesale Corp.	862,790
7,640	CVS Caremark Corp.	357,017
10,880	Estee Lauder Cos., Inc. (The), Class A (a)	588,825
4,998	General Mills, Inc. (a)	192,623
4,900	HJ Heinz Co.	266,462
1,640	Kellogg Co.	80,901
3,646	Kimberly-Clark Corp.	305,426
7,506	Kraft Foods, Inc., Class A	289,882
9,760	McCormick & Co., Inc. (a)	591,944
5,824	PepsiCo, Inc.	411,524
11,405	Procter & Gamble Co. (The)	698,556
		5,242,618
Energy — 6.3%
3,420	Anadarko Petroleum Corp.	226,404
4,826	Apache Corp.	424,157
2,525	Cameron International Corp. †	107,843
7,610	ConocoPhillips	425,247
9,442	Devon Energy Corp. (a)	547,542
3,230	Diamond Offshore Drilling, Inc. (a)	190,990
3,760	Hess Corp.	163,372
5,310	National Oilwell Varco, Inc.	342,176
9,790	Petroleo Brasileiro SA	183,758
1,235	Phillips 66 †	41,051
2,834	Schlumberger, Ltd.	183,955
3,802	Spectra Energy Corp.	110,486
9,336	Weatherford International, Ltd. †	117,914
		3,064,895
Financials — 14.7%
260	Alleghany Corp. † (a)	88,335
4,170	American Express Co.	242,736
8,157	American Tower Corp., Class A	570,256
20,066	Annaly Capital Management, Inc. (a)	336,707
730	BB&T Corp. (a)	22,520
5	Berkshire Hathaway, Inc., Class A †	624,725
6,500	Capital One Financial Corp. (a)	355,290
14,661	Citigroup, Inc.	401,858

Shares	Value
Financials (continued)
15,172	Forest City Enterprises, Inc., Class A † (a)	$221,511
18,397	JPMorgan Chase & Co.	657,325
19,202	MetLife, Inc.	592,382
13,220	SunTrust Banks, Inc.	320,321
16,680	Travelers Cos., Inc. (The) (a)	1,064,851
7,670	U.S. Bancorp	246,667
3,317	Visa, Inc., Class A	410,081
31,689	Wells Fargo & Co.	1,059,680
		7,215,245
Health Care — 11.8%
2,637	Abbott Laboratories	170,007
9,188	Aetna, Inc.	356,219
2,538	AmerisourceBergen Corp., Class A (a)	99,870
3,002	Amgen, Inc.	219,266
19,504	Bristol-Myers Squibb Co. (a)	701,169
5,710	Covidien PLC (a)	305,485
3,030	Express Scripts Holding Co. †	169,165
10,525	GlaxoSmithKline PLC ADR	479,624
13,104	Johnson & Johnson	885,306
16,133	Merck & Co., Inc.	673,553
3,130	Onyx Pharmaceuticals, Inc. †	207,989
47,134	Pfizer, Inc.	1,084,082
4,850	Thermo Fisher Scientific, Inc.	251,763
3,260	UnitedHealth Group, Inc.	190,710
		5,794,208
Industrials — 7.7%
3,150	3M Co. (a)	282,240
870	Caterpillar, Inc.	73,872
4,050	Covanta Holding Corp. (a)	69,457
9,083	Eaton Corp. (a)	359,959
8,570	Emerson Electric Co.	399,190
44,945	General Electric Co.	936,654
4,640	Honeywell International, Inc.	259,098
9,780	Tyco International, Ltd.	516,873
9,961	United Parcel Service, Inc., Class B	784,528
2,364	Waste Management, Inc. (a)	78,958
		3,760,829
Information Technology — 19.1%
3,571	Apple, Inc. †	2,085,464
4,750	ASML Holding NV, NY Shares, Class G (a)	244,245
4,570	Autodesk, Inc. †	159,904
8,628	Automatic Data Processing, Inc.	480,234
380	BMC Software, Inc. †	16,218
7,510	Broadcom Corp., Class A	253,838
25,872	Cisco Systems, Inc.	444,222
2,580	Citrix Systems, Inc. †	216,565
12,509	eBay, Inc. †	525,503
6,172	EMC Corp. †	158,188
3,600	Facebook, Inc., Class A † (a)	112,032
1,503	Google, Inc., Class A †	871,846
9,610	Intel Corp. (a)	256,106
5,084	International Business Machines Corp.	994,329
660	LinkedIn Corp., Class A †	70,138
43,542	Microsoft Corp.	1,331,950
4,824	Motorola Solutions, Inc. (a)	232,083
4,340	Oracle Corp.	128,898
8,069	QUALCOMM, Inc.	449,282
1,390	SAP AG ADR (a)	82,511

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Socially Responsible Fund Schedule of Investments - (Continued)	June 30, 2012 (Unaudited)

Shares	Value
Information Technology (continued)
8,340	Texas Instruments, Inc.	$239,275
		9,352,831
Materials — 5.0%
13,960	Alcoa, Inc. (a)	122,150
3,417	BHP Billiton, Ltd.	223,130
5,687	Celanese Corp., Ser A, Class A	196,884
7,405	Ecolab, Inc. (a)	507,465
4,255	EI du Pont de Nemours & Co.	215,175
15,230	International Paper Co.	440,300
2,060	LyondellBasell Industries NV, Class A	82,956
6,183	PPG Industries, Inc.	656,140
		2,444,200
Telecommunication Services — 3.1%
20,749	AT&T, Inc.	739,909
17,581	Verizon Communications, Inc.	781,300
		1,521,209
Utilities — 3.3%
8,117	NextEra Energy, Inc. (a)	558,531
16,340	NV Energy, Inc.	287,257
5,220	Sempra Energy (a)	359,554
10,120	Wisconsin Energy Corp.	400,448
		1,605,790
Total Common Stock (Cost $35,793,071)		46,967,164

SHORT-TERM INVESTMENTS — 20.4%
8,032,313	Northern Trust Institutional Liquid Asset Portfolio, 0.01% (b) (c)	8,032,313
1,928,579	Northern Trust Institutional Government Select Portfolio, 0.01% (b)	1,928,579

Total Short-Term Investments (Cost $9,960,892)		9,960,892

Total Investments — 116.3% (Cost $45,753,963)		56,928,056

Other Assets & Liabilities, Net — (16.3)%		(7,972,692)

NET ASSETS — 100.0%		$48,955,364

†	Non-income producing security.
(a)	This security or a partial position of this security is on loan at June 30, 2012. The total market value of securities on loan at June 30, 2012 was $8,026,923 (Note 6).
(b)	Rate shown is the 7-day effective yield as of June 30, 2012.
(c)	The security was purchased with cash collateral held from securities on loan. The total value of such security as of June 30, 2012 was $8,032,313 (Note 6).

ADR — American Depositary Receipt
NY— New York
PLC— Public Limited Company

As of June 30, 2012, all of the Fund’s investments in securities were considered Level 1. For the six months ended June 30, 2012, there have been no transfers between Level 1 and Level 2 assets and liabilities. For the six months ended June 30, 2012, there were no Level 3 securities. Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Statements of Assets and Liabilities June 30, 2012 (Unaudited)

	EQUITY FUND		BALANCED FUND	INCOME FUND		SMALL CAP GROWTH FUND	INTERNATIONAL EQUITY FUND	SOCIALLY RESPONSIBLE FUND
ASSETS:
Investments in securities, at value (Note 2)	$107,891,848	*	$221,322	$97,042,251	*	$54,316,592 *	$58,919,838 *	$56,928,056	*
Investments in affiliated funds, at value	93,588,514		149,264,874	—		—	—	—
Foreign currency, at value	—		—	9,808		—	138,281	—
Cash	—		—	6,375		—	—	—
Receivable for investment securities sold and matured	396,765		—	1,366,234		1,094,429	1,576,373	285,266
Dividends and interest receivable	91,571		2	530,352		10,399	148,414	61,904
Subscriptions receivable	13,765		16,715	52,531		11,563	8,508	8,470
Receivable from Adviser (Note 3)	—		—	—		12,282	17,483	—
Reclaims receivable	3,627		—	65		—	113,654	1,168
Prepaid expenses	8,960		7,333	3,637		1,828	2,888	2,321
Total assets	201,995,050		149,510,246	99,011,253		55,447,093	60,925,439	57,287,185

LIABILITIES:
Payable upon return on securities loaned	13,071,785		—	3,630,905		16,768,950	5,231,407	8,032,313
Payable for investment securities purchased	411,619		—	13,450,856		1,002,737	1,747,429	127,294
TBA sales commitments	—		—	1,366,422		—	—	—
Income distribution payable	—		—	—		—	—	—
Redemptions payable	204,963		192,039	32,209		53,702	43,521	54,465
Investment advisory fees payable (Note 3)	110,299		—	74,217		70,945	87,255	68,146
Distribution (12b-1) fees payable (Note 4)	37,603		—	17,048		4,454	14,245	10,144
Administration fees payable	10,529		8,417	4,623		2,080	2,956	2,739
Chief Compliance Officer expenses payable	4,071		3,286	1,733		807	1,188	1,037
Trustees' fees payable	—		—	—		—	—	—
Interest payable	—		—	742		—	—	—
Other accrued expenses	105,515		45,377	75,295		41,817	75,870	35,683
Total liabilities	13,956,384		249,119	18,654,050		17,945,492	7,203,871	8,331,821

NET ASSETS	$188,038,666		$149,261,127	$80,357,203		$37,501,601	$53,721,568	$48,955,364

NET ASSETS consist of:
Paid-in capital	$292,690,264		$159,371,087	$77,291,059		$41,327,135	$67,837,518	$54,778,696
Undistributed net investment income/(accumulated net investment loss)	79,556		5,073,429	3,229,757		(108,921)	1,031,551	599,506
Accumulated net realized loss on investments and foreign currency transactions	(123,418,006)		(24,487,015)	(2,152,625)		(7,361,451)	(13,282,116)	(17,596,931)
Net unrealized appreciation/ (depreciation) of investments and other assets and liabilities denominated in foreign currencies	18,686,852		9,303,626	1,989,012		3,644,838	(1,865,385)	11,174,093

NET ASSETS	$188,038,666		$149,261,127	$80,357,203		$37,501,601	$53,721,568	$48,955,364

SHARES OUTSTANDING:
(Unlimited shares authorized)	9,915,283		9,159,816	6,629,254		2,519,570	4,788,336	4,138,819

NET ASSET VALUE:
(Offering and redemption price per share)	$18.96		$16.30	$12.12		$14.88	$11.22	$11.83

Investments, at cost (Note 2)	$101,824,240		$221,322	$95,051,663		$50,671,754	$60,785,168	$45,753,963
Investments in affiliated funds, at cost	80,969,270		139,961,248	—		—	—	—
TBA sales commitments, proceeds receivable	—		—	1,366,234		—	—	—
Foreign currency, cost/(proceeds)	—		—	11,196		—	138,101	—

* Includes market value of securities on loan	13,158,480		—	3,564,883		17,135,338	5,567,450	8,026,923

Amounts designated as “—” are either $0, or have been rounded to $0.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Statements of Operations For the Six Months Ended June 30, 2012 (Unaudited)

	EQUITY FUND	BALANCED FUND	INCOME FUND	SMALL CAP GROWTH FUND	INTERNATIONAL EQUITY FUND	SOCIALLY RESPONSIBLE FUND
INVESTMENT INCOME:
Dividends	$840,893	$—	$1,195	$125,231	$1,199,217	$506,787
Interest	62	15	1,337,968	24	—	91
Income from securities lending	6,679	—	1,500	44,786	30,243	2,131
Foreign taxes withheld	(6,647)	—	(471)	—	(96,106)	(326)
Total income	840,987	15	1,340,192	170,041	1,133,354	508,683

EXPENSES:
Investment advisory fees (Note 3)	350,396	—	221,514	220,380	274,728	208,022
Distribution (12b-1) fees (Note 4)	211,355	—	100,692	47,908	68,681	61,182
Administration fees (Note 3)	67,407	53,239	28,193	13,414	19,231	17,131
Trustees' fees (Note 3)	18,060	14,509	7,599	3,590	5,254	4,591
Chief Compliance Officer expenses	1,431	1,110	562	287	410	360
Professional fees	42,382	33,708	17,489	8,448	12,269	10,745
Transfer agent fees	36,032	10,235	5,598	2,413	3,705	3,121
Custodian fees	16,951	750	16,644	8,016	14,211	9,153
Printing fees	19,574	15,593	8,109	3,910	5,685	4,973
Other	18,715	11,689	43,402	10,771	38,080	5,612
Total expenses	782,303	140,833	449,802	319,137	442,254	324,890
Fees paid indirectly (Note 4)	(9,374)	—	—	(2,749)	—	—
Fees waived by Adviser (Note 3)	—	—	—	(38,327)	(54,945)	—
Net expenses	772,929	140,833	449,802	278,061	387,309	324,890

Net investment income/(loss)	68,058	(140,818)	890,390	(108,020)	746,045	183,793

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 2 and 5):
Net realized gain/(loss) from:
Investments	5,516,965	—	(2,268,324)	2,366,467	(1,278,366)	1,437,095
Investments in affiliated funds	—	2,027,319	—	—	—	—
Forward foreign currency exchange contracts and foreign currency transactions	—	—	—	—	(5,247)	—
Net change in unrealized appreciation/(depreciation) of:
Investments	3,206,006	—	4,387,381	31,093	2,699,329	2,726,053
Investments in affiliated funds	6,579,567	6,693,266	—	—	—	—
Forward foreign currency exchange contracts and other assets and liabilities denominated in foreign currencies	—	—	(1,388)	—	(13,361)	—

Net realized and unrealized gain on investments and foreign currencies	15,302,538	8,720,585	2,117,669	2,397,560	1,402,355	4,163,148

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$15,370,596	$8,579,767	$3,008,059	$2,289,540	$2,148,400	$4,346,941

Amounts designated as “—” are either $0, or have been rounded to $0.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Statements of Changes in Net Assets For the Six Months Ended June 30, 2012 (Unaudited)

	EQUITY FUND	BALANCED FUND	INCOME FUND	SMALL CAP GROWTH FUND	INTERNATIONAL EQUITY FUND	SOCIALLY RESPONSIBLE FUND
OPERATIONS:
Net investment income/(loss)	$68,058	$(140,818)	$890,390	$(108,020)	$746,045	$183,793
Net realized gain/(loss) on investments and foreign currency transactions	5,516,965	2,027,319	(2,268,324)	2,366,467	(1,283,613)	1,437,095
Net change in unrealized appreciation of investments and other assets and liabilities denominated in foreign currencies	9,785,573	6,693,266	4,385,993	31,093	2,685,968	2,726,053
Net increase in net assets resulting from operations	15,370,596	8,579,767	3,008,059	2,289,540	2,148,400	4,346,941

CAPITAL STOCK TRANSACTIONS:(DOLLARS)
Shares sold	765,283	739,431	7,771,538	737,964	681,270	547,392
Shares redeemed	(11,375,856)	(10,883,472)	(10,170,607)	(2,027,042)	(1,918,853)	(3,110,983)

Net decrease in net assets from capital stock transactions	(10,610,573)	(10,144,041)	(2,399,069)	(1,289,078)	(1,237,583)	(2,563,591)

Net increase/(decrease) in net assets	4,760,023	(1,564,274)	608,990	1,000,462	910,817	1,783,350

NET ASSETS:
Beginning of period	183,278,643	150,825,401	79,748,213	36,501,139	52,810,751	47,172,014
End of period	$188,038,666	$149,261,127	$80,357,203	$37,501,601	$53,721,568	$48,955,364

Undistributed net investment income/(accumulated net investment loss) at end of period	$79,556	$5,073,429	$3,229,757	$(108,921)	$1,031,551	$599,506

CAPITAL SHARE TRANSACTIONS:
Shares sold	39,777	45,379	657,741	48,862	59,734	46,743
Shares redeemed	(593,177)	(669,118)	(853,008)	(133,742)	(164,336)	(266,278)

Net decrease in shares outstanding	(553,400)	(623,739)	(195,267)	(84,880)	(104,602)	(219,535)

Amounts designated as “—” are either $0, or have been rounded to $0.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Statements of Changes in Net Assets For the Year Ended December 31, 2011

	EQUITY FUND	BALANCED FUND	INCOME FUND	SMALL CAP GROWTH FUND	INTERNATIONAL EQUITY FUND	SOCIALLY RESPONSIBLE FUND
OPERATIONS:
Net investment income/(loss)	$2,630,676	$5,214,234	$2,212,853	$(409,815)	$808,300	$415,737
Net realized gain/(loss) on investments and foreign currency transactions	9,211,822	3,819,206	3,324,854	5,877,564	(2,151,564)	3,641,561
Net change in unrealized appreciation/(depreciation) of investments and other assets and liabilities denominated in foreign currencies	(17,145,818)	(9,853,554)	837,973	(5,608,254)	(7,074,100)	(4,738,452)
Net increase/(decrease) in net assets resulting from operations	(5,303,320)	(820,114)	6,375,680	(140,505)	(8,417,364)	(681,154)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(2,635,190)	(4,429,078)	(3,200,095)	—	(670,255)	(388,855)
Net realized capital gains	—	—	(3,199,891)	—	—	—
Total distributions to shareholders	(2,635,190)	(4,429,078)	(6,399,986)	—	(670,255)	(388,855)

CAPITAL STOCK TRANSACTIONS: (DOLLARS)
Shares sold	1,328,495	1,913,147	5,233,371	1,337,003	26,210,700	936,860
Shares issued as reinvestment of distributions	2,612,449	4,429,077	6,399,981	—	670,255	388,855
Shares redeemed	(22,537,276)	(19,161,993)	(38,622,807)	(5,627,458)	(4,063,830)	(5,837,251)

Net decrease in net assets from capital stock transactions	(18,596,332)	(12,819,769)	(26,989,455)	(4,290,455)	22,817,125	(4,511,536)

Net increase/(decrease) in net assets	(26,534,842)	(18,068,961)	(27,013,761)	(4,430,960)	13,729,506	(5,581,545)

NET ASSETS:
Beginning of year	209,813,485	168,894,362	106,761,974	40,932,099	39,081,245	52,753,559
End of year	$183,278,643	$150,825,401	$79,748,213	$36,501,139	$52,810,751	$47,172,014

Undistributed net investment income/(accumulated net investment loss) at end of year	$11,498	$5,214,247	$2,339,367	$(901)	$285,506	$415,713

Capital Share Transactions:
Shares sold	72,175	118,605	426,844	92,470	2,079,381	88,101
Shares issued as reinvestment of distributions	149,198	287,229	538,450	—	62,291	35,773
Shares redeemed	(1,226,462)	(1,186,528)	(3,133,415)	(391,242)	(333,032)	(530,772)

Net increase/(decrease) in shares outstanding	(1,005,089)	(780,694)	(2,168,121)	(298,772)	1,808,640	(406,898)
Amounts designated as “—” are either $0, or have been rounded to $0.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Equity Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Period.

	Six Months Ended June 30, 2012		Year Ended December 31,
	(Unaudited)		2011	2010	2009	2008	2007
Net asset value, beginning of period	$17.51		$18.29	$16.52	$13.52	$22.97	$25.24

Income/(loss) from investment operations:
Net investment income1	0.01		0.24	0.13	0.14	0.15	0.14
Net realized and unrealized gain/(loss) on investments and futures contracts	1.44		(0.76)	1.78	3.05	(9.39)	0.47
Total from investment operations	1.45		(0.52)	1.91	3.19	(9.24)	0.61

Less distributions:
From net investment income	0.00		(0.26)	(0.14)	(0.19)	(0.17)	(0.15)
From capital gains	0.00		0.00	0.00	0.00	(0.04)	(2.73)
Total distributions	0.00		(0.26)	(0.14)	(0.19)	(0.21)	(2.88)
Net asset value, end of period	$18.96		$17.51	$18.29	$16.52	$13.52	$22.97
Total return2	8.28	%3	(2.87)%	11.58%	23.57%	(40.19)%	2.20%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$188,039		$183,279	$209,813	$207,719	$254,334	$496,132
Operating expenses including reimbursement/waiver and including fees paid indirectly†	0.80	%4	0.82%	0.83%	1.16%	1.17%	1.13%
Operating expenses excluding reimbursement/waiver and excluding fees paid indirectly†5	0.81	%4	0.82%	0.83%	1.16%	1.17%	1.13%
Net investment income	0.07	%4	1.32%	0.81%	0.97%	0.80%	0.54%
Portfolio turnover rate	26	%3	149%	81%	350%	93%	81%

†	These ratios do not include expenses from the underlying funds.
1	The selected per share data was calculated using the average shares outstanding method for the period.
2
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

3	Not Annualized.
4	Annualized.
5
The ratio of operating expenses including reimbursement/waiver and excluding earnings credits for the six months ended June 30, 2012 excludes the effect of the fees paid indirectly. If these expense offsets were included, the ratio would have been 0.80%.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Balanced Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Period.

	Six Months Ended June 30, 2012		Year Ended December 31,
	(Unaudited)		2011	2010	2009	2008	2007
Net asset value, beginning of period	$15.42		$15.99	$14.71	$12.87	$20.75	$20.13

Income/(loss) from investment operations:
Net investment income (loss)1	(0.01)		0.52	0.41	0.30	0.35	0.39
Net realized and unrealized gain/(loss) on investments	0.89		(0.62)	1.20	2.02	(5.94)	0.23
Total from investment operations	0.88		(0.10)	1.61	2.32	(5.59)	0.62

Less distributions:
From net investment income	0.00		(0.47)	(0.33)	(0.48)	(1.13)	0.00
From capital gains	0.00		0.00	0.00	0.00	(1.16)	0.00
Total distributions	0.00		(0.47)	(0.33)	(0.48)	(2.29)	0.00
Net asset value, end of period	$16.30		$15.42	$15.99	$14.71	$12.87	$20.75
Total return2	5.71	%3	(0.65)%	10.92%	18.03%	(26.68)%	3.08%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$149,261		$150,825	$168,894	$166,884	$155,258	$243,184
Operating expenses including reimbursement/waiver and including fees paid indirectly†	0.19	%4	0.17%	0.18%	0.22%	0.16%	0.09%
Operating expenses excluding reimbursement/waiver and excluding fees paid indirectly†	0.19	%4	0.17%	0.18%	0.22%	0.16%	0.09%
Net investment income (loss)	(0.19	)%4	3.22%	2.67%	2.21%	1.92%	1.88%
Portfolio turnover rate	4	%3	21%	12%	46%	30%	10%

†	These ratios do not include expenses from the underlying funds.
1
The selected per share data was calculated using the average shares outstanding method for the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

2
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

3	Not Annualized.
4	Annualized.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Income Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Period.

	Six Months Ended June 30, 2012		Year Ended December 31,
	(Unaudited)		2011	2010	2009	2008	2007
Net asset value, beginning of period	$11.69		$11.87	$11.49	$10.63	$12.29	$12.36

Income/(loss) from investment operations:
Net investment income1	0.13		0.29	0.37	0.40	0.54	0.56
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	0.30		0.53	0.68	1.01	(1.33)	(0.05)
Total from investment operations	0.43		0.82	1.05	1.41	(0.79)	0.51

Less distributions:
From net investment income	0.00		(0.49)	(0.43)	(0.55)	(0.60)	(0.56)
From capital gains	0.00		(0.51)	(0.24)	0.00	(0.27)	(0.02)
Total distributions	0.00		(1.00)	(0.67)	(0.55)	(0.87)	(0.58)
Net asset value, end of period	$12.12		$11.69	$11.87	$11.49	$10.63	$12.29
Total return2	3.68	%3	6.92%	9.11%	13.29%	(6.44)%	4.21%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$80,357		$79,748	$106,762	$100,575	$101,604	$127,463
Operating expenses including reimbursement/waiver and including fees paid indirectly	1.12	%4	1.08%	1.08%	1.08%	1.05%	0.98%
Operating expenses excluding reimbursement/waiver and excluding fees paid indirectly	1.12	%4	1.08%	1.08%	1.08%	1.05%	1.05%
Net investment income	2.12	%4	2.34%	3.02%	3.49%	4.52%	4.47%
Portfolio turnover rate	147	%3	398%	302%	318%	367%	458%

1	The selected per share data was calculated using the average shares outstanding method for the period.
2
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

3	Not Annualized.
4	Annualized.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Small Cap Growth Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Period.

	Six Months Ended June 30, 2012		Year Ended December 31,
	(Unaudited)		2011	2010	2009	2008	2007
Net asset value, beginning of period	$14.01		$14.10	$11.17	$8.70	$16.22	$14.24

Income/(loss) from investment operations:
Net investment loss1	(0.04)		(0.15)	(0.12)	(0.09)	(0.11)	(0.13)
Net realized and unrealized gain/(loss) on investments	0.91		0.06	3.05	2.56	(7.41)	2.11
Total from investment operations	0.87		(0.09)	2.93	2.47	(7.52)	1.98
Net asset value, end of period	$14.88		$14.01	$14.10	$11.17	$8.70	$16.22
Total return2	6.21	%3	(0.64)%	26.23%	28.39%	(46.36)%	13.91%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$37,502		$36,501	$40,932	$34,954	$30,853	$58,758
Operating expenses including reimbursement/waiver and including fees paid indirectly	1.45	%4	1.46%	1.53%	1.63%	1.64%	1.45%
Operating expenses excluding reimbursement/waiver and excluding fees paid indirectly5	1.67	%4	1.67%	1.76%	1.86%	1.88%	1.76%
Net investment loss	(0.56	)%4	(1.03)%	(0.98)%	(0.98)%	(0.86)%	(0.85)%
Portfolio turnover rate	47	%3	266%	138%	174%	199%	110%

1	The selected per share data was calculated using the average shares outstanding method for the period.
2
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

3	Not Annualized.
4	Annualized.
5
The ratio of operating expenses including reimbursement/waiver and excluding earnings credits for the six months ended June 30, 2012 excludes the effect of the fees paid indirectly. If these expense offsets were included, the ratio would have been 1.66%.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust International Equity Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Period.

	Six Months Ended June 30, 2012		Year Ended December 31,
	(Unaudited)		2011	2010	2009	2008	2007
Net asset value, beginning of period	$10.79		$12.67	$11.67	$9.05	$16.44	$16.11

Income/(loss) from investment operations:
Net investment income1	0.15		0.20	0.15	0.16	0.25	0.13
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	0.28		(1.94)	1.02	2.65	(7.44)	1.26
Total from investment operations	0.43		(1.74)	1.17	2.81	(7.19)	1.39

Less distributions:
From net investment income	0.00		(0.14)	(0.17)	(0.19)	(0.20)	(0.15)
From capital gains	0.00		0.00	0.00	0.00	0.00	(0.91)
Total distributions	0.00		(0.14)	(0.17)	(0.19)	(0.20)	(1.06)
Net asset value, end of period	$11.22		$10.79	$12.67	$11.67	$9.05	$16.44
Total return2	3.99	%3	(13.74)%	10.04%	31.02%	(43.75)%	8.73%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$53,722		$52,811	$39,081	$37,658	$32,854	$57,093
Operating expenses including reimbursement/waiver and including fees paid indirectly	1.41	%4	1.54%	1.56%	1.64%	1.56%	2.06%
Operating expenses excluding reimbursement/waiver and excluding fees paid indirectly	1.61	%4	1.74%	1.76%	1.84%	1.78%	2.26%
Net investment income	2.72	%4	1.68%	1.27%	1.61%	1.90%	0.77%
Portfolio turnover rate	19	%3	40%	29%	29%	27%	106%

1	The selected per share data was calculated using the average shares outstanding method for the period.
2
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

3	Not Annualized.
4	Annualized.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Socially Responsible Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Period.

	Six Months Ended June 30, 2012		Year Ended December 31,
	(Unaudited)		2011	2010	2009	2008	2007
Net asset value, beginning of period	$10.82		$11.07	$10.01	$8.37	$15.77	$17.43

Income/(loss) from investment operations:
Net investment income1	0.04		0.09	0.08	0.11	0.16	0.17
Net realized and unrealized gain/(loss) on investments	0.97		(0.25)	1.10	1.69	(6.58)	(0.60)
Total from investment operations	1.01		(0.16)	1.18	1.80	(6.42)	(0.43)

Less distributions:
From net investment income	0.00		(0.09)	(0.12)	(0.16)	(0.17)	(0.21)
From capital gains	0.00		0.00	0.00	0.00	(0.81)	(1.02)
Total distributions	0.00		(0.09)	(0.12)	(0.16)	(0.98)	(1.23)
Net asset value, end of period	$11.83		$10.82	$11.07	$10.01	$8.37	$15.77
Total return2	9.33	%3	(1.45)%	11.76%	21.51%	(40.39)%	(2.63)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$48,955		$47,172	$52,754	$51,628	$44,578	$83,802
Operating expenses including reimbursement/waiver and including fees paid indirectly	1.33	%4	1.31%	1.31%	1.36%	1.32%	1.28%
Operating expenses excluding reimbursement/waiver and excluding fees paid indirectly	1.33	%4	1.31%	1.31%	1.36%	1.32%	1.29%
Net investment income	0.75	%4	0.82%	0.77%	1.23%	1.27%	0.96%
Portfolio turnover rate	13	%3	32%	53%	182%	34%	21%

1	The selected per share data was calculated using the average shares outstanding method for the period.
2
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

3	Not Annualized.
4	Annualized.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Notes to Financial Statements June 30, 2012 (Unaudited)

1. Organization.

The Wilshire Variable Insurance Trust (the “Trust”) is an open-end, diversified management investment company registered under the Investment Company Act of 1940 (“1940 Act”), which offers units of beneficial interest (shares) in 9 separate investment portfolios. The portfolios presented in these financial statements are: Equity Fund, Balanced Fund, Income Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund (collectively the “Funds”, and each a “Fund”). The Balanced Fund is a “fund of funds” and offers shareholders the opportunity to invest in certain underlying affiliated investment companies, which are separately managed series of Wilshire Variable Insurance Trust and Wilshire Mutual Funds, Inc. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The financial statements for the 2015 ETF Fund, 2025 ETF Fund, and 2035 ETF Fund are included in a separate semi-annual report. Shares of the Funds are presently offered to Horace Mann Life Insurance Company (“HMLIC”) Separate Account, the HMLIC 401(k) Separate Account and Jefferson National. The Funds may be purchased by separate accounts of insurance companies for certain variable insurance contracts and by plan sponsors of qualified retirement plans. The Equity Fund shares also may be purchased under the dividend reinvestment plans by certain shareholders.

Fund Investment Objectives:

Equity Fund — primary, long-term capital growth; secondary, conservation of principal and production of income.

Balanced Fund — realization of high long-term total rate of return consistent with prudent investment risks.

Income Fund — long-term total rate of return in excess of the U.S. bond market over a full market cycle.

Small Cap Growth Fund — long-term capital appreciation through investing primarily in equity securities of small cap companies with earnings growth potential.

International Equity Fund — long-term growth of capital through diversified holdings of marketable foreign equity investments.

Socially Responsible Fund — long-term growth of capital, current income and growth of income through investing primarily in equity securities of issuers that meet certain socially responsible criteria.

2. Significant Accounting Policies.

Use of estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates.

Security valuation — A security listed or traded on a domestic exchange is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on the exchange. Securities traded on National Association of Securities Dealers Automatic Quotation (“NASDAQ”) System are valued at the NASDAQ official closing price. If there is no NASDAQ official closing price available, the most recent bid quotation is used. Securities traded over-the-counter (other than on NASDAQ) are valued at the last current sale price, and if there are no such sales, the most recent bid quotation is used. Equity securities primarily traded on a foreign exchange or market are valued daily at the price, which is an estimate of the fair value price, as provided by an independent pricing service. Debt securities that have a remaining maturity of 60 days or less are valued at prices supplied by the Funds’ pricing agent for such securities, if available, and otherwise are valued at amortized cost. When market quotations are not readily available, securities are valued according to procedures established by the Board of Trustees or are valued at fair value as determined in good faith by the Pricing Committee, whose members include at least two representatives of Wilshire Associates Incorporated (“Wilshire” or the “Adviser”), one of whom is an officer of the Trust, or the Trust’s Valuation Committee. Securities whose market value using the procedures outlined above do not reflect fair value because a significant valuation event has occurred may be valued at fair value by the Pricing Committee or the Valuation Committee. The value of fair valued securities may be different from the last sale price (or the mean

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) June 30, 2012 (Unaudited)

between the last bid and asked prices), and there is no guarantee that a fair valued security will be sold at the price at which a Fund is carrying the security. Investments in the underlying funds by the Equity and Balanced Funds are valued at their net asset value as reported by the underlying funds.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

The International Equity Fund uses Interactive Data Pricing and Reference Data, Inc. (formerly FT Interactive Data Corp.) (“Interactive Data”) as a third party fair valuation vendor daily. Interactive Data provides a fair value for foreign securities in the International Equity Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by Interactive Data. These factors are used to value the International Equity Fund without holding a Pricing Committee meeting. In the event that the Adviser believes that the fair values provided by Interactive Data are not reliable, the Adviser contacts the International Equity Fund’s administrator and may request that a meeting of the Pricing Committee be held.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of the fair value hierarchy as follows:

•	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•
Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

•	Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For the six months ended June 30, 2012, there have been no significant changes to the Funds’ fair value methodologies.

Fair value measurement classifications are summarized in each Fund’s Schedule of Investments.

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 requires reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 requires reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. The Funds adopted ASU 2011-04 during the six months ended June 30, 2012. The adoption of ASU 2011-04 did not have an impact on the Funds’ financials.

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) June 30, 2012 (Unaudited)

Security transactions and investment income — Security transactions are recorded on a trade date basis. Dividend income and distributions on underlying funds are recorded on the ex-dividend date or, for certain foreign dividends, as soon as the dividend information becomes available. Interest income and distributions on underlying funds, if applicable, premium and discount amortization are accrued daily, using the scientific or straight-line method, which approximates the effective interest method. Securities gains and losses are determined on the basis of identified cost. Distributions received on securities that represent a return of capital or capital gain are reclassed as a reduction of cost of investments and/or as a realized gain. The actual character of income, realized gain and return of capital distributions received from Real Estate Investment Trusts (“REITs”) is not known until after the end of the fiscal year, at which time such distribution estimates are appropriately adjusted.

When-issued and delayed delivery investments — The Income Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although the Funds would generally purchase securities on a when-issued, delayed-delivery or forward commitment basis with the intention of acquiring the securities, each Fund may dispose of such securities prior to settlement if its sub-adviser deems it appropriate to do so. Each Fund may dispose of or negotiate a when-issued or forward commitment after entering into these transactions. Such transactions are generally considered to be derivative transactions. The Fund will normally realize a capital gain or loss in connection with these transactions. When a Fund purchases securities on a when-issued, delayed-delivery or forward commitment basis, the Fund’s custodian will maintain cash or liquid securities having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. In the case of a forward commitment to sell portfolio securities, the custodian will hold the portfolio securities themselves while the commitment is outstanding. These procedures are designed to ensure that each Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed-delivery transactions. The when-issued market is commonly associated with government bonds that are to be issued as a pending auction. The Funds use when-issued investments as a way to participate in a new issuance. As of, and during the six months ended June 30, 2012, the Income Fund held when-issued and delayed delivery investments.

Repurchase agreements — Securities pledged as collateral for repurchase agreements are held by Northern Trust and are designated as being held on each Fund’s behalf by its custodian under a book-entry system. Each Fund monitors the adequacy of the collateral on a daily basis and can require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. It is the Funds’ policy to only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment adviser to be creditworthy. The Fund bears the risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is prevented from exercising its rights to dispose of the underlying securities received as collateral and the risk of a possible decline in the value of the underlying securities during the period. During the six months ended June 30, 2012, the Funds did not enter into any repurchase agreements. There were no investments in repurchase agreements as of June 30, 2012.

Investments in REITs — With respect to the Funds, dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of these estimated amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year end, and may differ from the estimated amounts.

Mortgage dollar rolls — TBA (“To Be Announced”) purchase commitments are commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBAs may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in each Fund’s other assets. Unsettled TBAs are valued at the current market value of the underlying securities.

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) June 30, 2012 (Unaudited)

During the six months ended June 30, 2012, the Income Fund entered into dollar roll transactions, pursuant to which it sells a mortgage-backed TBA or security and simultaneously purchases a similar, but not identical, TBA with the same issuer, rate and terms. The Income Fund may execute a roll to obtain better underlying mortgage securities or to increase yield. The Income Fund accounts for dollar roll transactions as purchases and sales, which has the effect of increasing its portfolio turnover rate. Risks associated with dollar rolls are that actual mortgages received by the Income Fund may be less favorable than those anticipated or that counterparties may fail to perform under the terms of the contracts.

TBA sale commitments are commitments to sell mortgage-backed securities for a fixed price at a future date. TBA sales commitments are considered securities in themselves and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Fund’s other assets.

In April 2011, the Financial Accounting Standards Board adopted Accounting Standards Update (ASU) 2011–03, “Transfers and Servicing (Topic 860)—Reconsideration of Effective Control for Repurchase Agreements.” The ASU takes effect for periods beginning after December 15, 2011. Under the ASU, certain mortgage-dollar-roll transactions that previously would have been accounted for as purchases and sales may be accounted for as financing transactions. Treating these transactions as financing would have no impact on total return, but certain transactions that previously resulted in realized gains and losses would instead be reflected in net income and unrealized gains and losses. The Funds adopted ASU 2011-03 during the six months ended June 30, 2012. The adoption of ASU 2011-03 did not have an impact on the Funds’ financials.

ADRs, EDRs and GDRs — The Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund may invest in both sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and other similar global instruments. The Equity Fund may invest in ADRs. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. GDRs are depositary receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer.

Asset-backed and mortgage securities — The Income Fund may invest in mortgage and asset-backed securities which represent shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off before they mature, particularly during periods of declining interest rates. In that case, a sub-adviser may have to reinvest the proceeds from the securities at a lower interest rate. This could lower the Fund’s return and result in losses to the Fund if some securities were acquired at a premium. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk. The Income Fund may also invest in collateralized mortgage obligations (“CMOs”). In a CMO, a series of bonds or certificates is issued in multiple classes, which have varying levels of risks.

Foreign currency transactions — The books and records of the Funds are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

•	market value of investment securities, other assets and other liabilities at the daily rates of exchange and

•	purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) June 30, 2012 (Unaudited)

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency and gains and losses between the ex-dividend and payment dates on dividends, interest and foreign withholding taxes. The effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

Expense policy — Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among all funds of the Trust daily in relation to the net assets of each fund or upon another reasonable basis. Expenses which are attributable to the Trust and the Wilshire Mutual Funds are allocated across the Trust and the Wilshire Mutual Funds based upon relative net assets or another reasonable basis.

Distributions to shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are declared and paid annually. The Funds’ net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Additional distributions of net investment income and capital gains may be made at the discretion of the Board of Trustees in order to avoid the application of a 4% non-deductible Federal excise tax.

3. Investment Advisory Fee and Other Transactions.

The Trust employs the Adviser to manage the investment and reinvestment of the assets of the Funds and to continuously review, oversee and administer the Funds’ investment programs. The Adviser has entered into agreements with the following sub-advisers: Equity Fund — Cornerstone Capital Management, Inc. and Systematic Financial Management, L.P.; Income Fund — Western Asset Management Company and Western Asset Management Limited; International Equity Fund — PanAgora Asset Management, Inc. and Thomas White International, Ltd.; Small Cap Growth Fund — Los Angeles Capital Management and Equity Research, Inc. and Ranger Investment Management, L.P.; Socially Responsible Fund — ClearBridge Advisors, LLC.

Each sub-adviser’s fees are paid by the Adviser out of the advisory fees that it receives from each of the Funds. Fees paid to a sub-adviser of a Fund with multiple sub-advisers depends upon the fee rate negotiated with the Adviser and upon the percentage of the Fund’s assets allocated to that sub-adviser by the Adviser, which may vary from time to time. Thus, the basis for fees paid to any such sub-adviser is not constant, and the relative amounts of fees paid to the various sub-advisers of a Fund may fluctuate. These internal fluctuations, however, will not affect the total advisory fees paid by a Fund, which will remain fixed on the terms described below. The Adviser may, however, determine in its discretion to waive a portion of its fee if there are internal fluctuations in the fee. Because the Adviser will pay each sub-adviser’s fees out of its own fees from the Funds, there will not be any “duplication” of advisory fees paid by the Funds.

For the six months ended June 30, 2102, the Adviser provided services and assumed expenses pursuant to the amended Investment Advisory Agreement for which it received a fee based on each Fund’s average daily net assets, computed daily and payable monthly, at the following annual rates:

Fund	Rate on the First $1 Billion of Average Daily Net Assets	Rate on Average Daily Net Assets in Excess of $1 Billion
Equity Fund*	0.70%*	0.60%*
Balanced Fund**	0.55%**	0.45%**
Income Fund	0.55%	0.45%
Small Cap Growth Fund	1.15%	1.05%
International Equity Fund	1.00%	0.90%
Socially Responsible Fund	0.85%	0.75%

*
The Equity Fund invests in the Wilshire Large Cap Core Plus Fund (the “Large Cap Core Plus Fund”). The Adviser directly receives from the Equity Fund a fee based on the average daily net assets of the Equity Fund that are not invested in the Large Cap Core Plus Fund.

**
The Balanced Fund operates under a “fund of funds” structure, primarily investing in shares of underlying funds. The Adviser directly receives from the Balanced Fund a fee based on the average daily net assets of the Balanced Fund that are not invested in underlying funds. The Adviser did not receive fees from the Balanced Fund during the period ended June 30, 2012.

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) June 30, 2012 (Unaudited)

For the six months ended June 30, 2012, the Adviser voluntarily waived fees in the amounts listed below. The Adviser cannot recoup amounts of any investment advisory fees waived.

Fund	Advisory Fees Voluntarily Waived	Rate on Average Daily Net Assets
Small Cap Growth Fund	$38,327	0.20%
International Equity Fund	54,945	0.20%

SEI Investments Global Funds Services (“SEI”) serves as the Trust’s administrator and accounting agent pursuant to an administration agreement dated May 30, 2008. DST Systems, Inc. serves as the Trust’s transfer agent and dividend disbursing agent. The Northern Trust Company (“Northern Trust”) serves as the Trust’s Custodian. SEI Investments Distribution Co. (the “Distributor”) serves as the Trust’s distributor.

Officers and Trustees’ expenses — The officers of the Trust are affiliated with and receive remuneration from the Adviser. The Trust does not pay any remuneration to its officers. The Trust and the Wilshire Mutual Funds, Inc. together pay each independent trustee an annual retainer of $14,000, an annual additional Board chairperson retainer of $12,000, a Board in-person meeting fee of $1,500, a Board telephonic meeting fee of $1,000, an annual Committee member retainer of $4,000, an annual Committee chairperson retainer of $8,000 in lieu of the $4,000 Committee member retainer, and a Committee telephonic meeting fee of $500.

4. Distribution Plan, Shareholder Services Plan and Fees Paid Indirectly.

The Funds have adopted a Rule 12b-1 distribution and shareholder services plan (the “Distribution Plan”). Pursuant to the Distribution Plan with the Funds, the Distributor receives a distribution and shareholder services fee, payable by each Fund. The Distributor uses the fee to pay for distribution-related and shareholder services for the Funds. Under the Distribution Plan, each Fund will pay to the Distributor a shareholder/distribution services fee computed at the annual rate of 0.25% of average daily net assets attributable to each Fund. The Distributor did not receive fees from the Balanced Fund during the six months ended June 30, 2012. By investing indirectly in the Income Fund, International Equity Fund and Large Cap Core Plus Fund through the Balanced Fund, an investor bears not only his or her proportionate share of certain expenses of the Balanced Fund but also, indirectly, similar expenses of the Income Fund, International Equity Fund and Large Cap Core Plus Fund. As a result of the fund of funds arrangement, shareholders of the Balanced Fund will not be subject to duplicative distribution fees.

Fees Paid Indirectly — The Trust has entered into a brokerage commission recapture program with the Distributor, pursuant to which a portion of the Funds’ commissions generated from transactions directed to the Distributor are used to reduce the Funds’ expenses. Under such program, the Distributor, as introducing broker, retains a portion of the Funds’ commissions.

Such commissions for the six months ended June 30, 2012 were as follows:

Equity Fund	$9,374
Small Cap Growth Fund	2,749
$12,123

5. Security Transactions.

For the six months ended June 30, 2012, aggregate cost of purchases and proceeds from sales of securities, other than affiliated investments, short-term investments and U.S. Government securities, were as follows:

Fund	Purchases	Proceeds from Sales
Equity Fund	$49,173,871	$60,655,654
Income Fund	5,668,711	11,379,931
Small Cap Growth Fund	17,822,265	11,610,242
International Equity Fund	10,615,851	11,610,242
Socially Responsible Fund	5,970,680	8,792,747

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) June 30, 2012 (Unaudited)

Purchases and sales of U.S. Government securities during the six months ended June 30, 2012 were:

Fund	Purchases	Proceeds from Sales
Income Fund	$102,455,639	$102,406,538

Purchases and sales of affiliated investments during the six months ended June 30, 2012, and value as of June 30, 2012 were:

Fund	Purchases	Proceeds from Sales	Value as of June 30, 2012
Equity Fund
Wilshire Large Cap Core Plus Fund	$—	$—	$93,588,514
Balanced Fund
Wilshire Large Cap Core Plus Fund	—	7,707,067	78,020,860
Wilshire Variable Insurance Trust Income Fund	5,938,837	7,965,030	49,230,911
Wilshire Variable Insurance Trust International Equity Fund	—	494,122	22,013,103

6. Securities Lending

The Funds may seek additional income by lending their securities on a short-term basis to banks, brokers and dealers in return for cash collateral, which is invested in short-term securities. A Fund may return a portion of the interest earned to the borrower or a third party which is unaffiliated with the Trust and acting as a “placing broker.” A Fund receives compensation for lending securities in the form of fees. A Fund also continues to receive dividends on the securities loaned. Security loans are secured at all times by collateral. It is the Trust’s policy that the collateral be equal to at least 102% of the market value of the securities loaned (105% if the collateral and securities loaned are denominated in different currencies) plus accrued interest when the transaction is entered into, and that the collateral supporting loans be remarked daily. However, due to market fluctuations during the day, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Gain or loss in the market price of the securities loaned that may occur during the term of the loan are reflected in the value of the Fund. The risks from securities lending are that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Fund. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of securities loans were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Northern Trust acts as the securities lending agent for the Funds. The value of the securities on loan and the value of the related collateral at June 30, 2012 are shown on the Statement of Assets and Liabilities. The Northern Trust Institutional Liquid Asset Fund was purchased with proceeds from collateral received from securities on loan. At June 30, 2012 $13,071,785, $3,630,905, $16,768,950, $5,231,407 and $8,032,313 of this cash equivalent represents the collateral received for securities on loan in the Equity Fund, Income Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund, respectively.

7. Significant Shareholder Activity.

On June 30, 2012, the Funds had the following concentrations of shareholders holding 10% or more of the outstanding shares of the Funds. These represent omnibus shareholder accounts.

Fund
Equity Fund (1 omnibus shareholder)	88%
Balanced Fund (1 omnibus shareholder)	100%
Income Fund (2 omnibus shareholders)	100%
Small Cap Growth Fund (1 omnibus shareholder)	100%
International Equity Fund (2 omnibus shareholders)	100%
Socially Responsible Fund (1 omnibus shareholder)	100%

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) June 30, 2012 (Unaudited)

8. Tax Information.

No provision for Federal income taxes is required because each Fund has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and distributes to shareholders all of its taxable income and gains. Federal income tax regulations differ from accounting principles generally accepted in the United States of America; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

The federal tax cost, unrealized appreciation and depreciation at June 30, 2012 for each Fund are as follows (excluding TBA sales commitments):

Fund	Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Equity Fund	$182,793,510	$23,077,850	$(4,390,998)	$18,686,852
Balanced Fund	140,233,428	12,197,483	(2,944,715)	9,252,768
Income Fund	95,051,663	4,115,133	(2,124,545)	1,990,588
Small Cap Growth Fund	50,671,754	5,173,849	(1,529,011)	3,644,838
International Equity Fund	60,785,168	5,120,236	(6,985,566)	(1,865,330)
Socially Responsible Fund	45,753,963	12,654,597	(1,480,504)	11,174,093

The differences between book and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses on wash sales on all Funds.

The Funds intend to retain realized gains to the extent of available capital loss carryforwards. At December 31, 2011, the following Funds had available for Federal income tax purposes unused capital losses as follows:

	Expiring December 31,
Fund	2016	2017	2018
Equity Fund	$52,093,154	$76,212,202	$—
Balanced Fund	14,046,812	12,404,279	—
Small Cap Growth Fund	6,212,087	3,386,074	—
International Equity Fund	4,489,974	4,827,194	387,494
Socially Responsible Fund	—	18,956,338	—

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Losses carried forward under those new provisions are as follows:

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) June 30, 2012 (Unaudited)

Fund	Short-Term Loss	Long-Term Loss	Total
International Equity Fund	$1,109,861	$902,021	$2,011,882

During the year ended December 31, 2011, the Equity Fund, Balanced Fund, Small Cap Growth Fund, and Socially Responsible Fund utilized capital loss carryforwards of $7,183,196, $3,869,850, $5,791,580 and $3,648,706, respectively, to offset capital gains.

The tax character of distributions declared during the years ended December 31, 2011 and 2010 were as follows:

Fund	2011 Ordinary Income	2011 Capital Gains	2010 Ordinary Income	2010 Capital Gains
Equity Fund	$2,635,190	$—	$1,624,648	$—
Balanced Fund	4,429,078	—	3,379,097	—
Income Fund	5,524,515	875,471	5,466,869	—
International Equity Fund	670,255	—	522,270	—
Socially Responsible Fund	388,855	—	553,977	—

At December 31, 2011, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

	Equity Fund	Balanced Fund	Income Fund	Small Cap Growth Fund	International Equity Fund	Socially Responsible Fund
Undistributed ordinary income	$11,498	$5,214,234	$2,465,335	$—	$345,912	$415,713
Capital loss carryforwards	(128,305,356)	(26,451,091)	—	(9,598,161)	(11,716,544)	(18,956,338)
Unrealized appreciation/(depreciation)	8,271,663	2,547,115	(2,407,252)	3,483,087	(4,893,715)	8,370,352
Other Temporary Differences	1	15	2	—	(3)	—
Total distributable earnings/(accumulated losses)	$(120,022,194)	$(18,689,727)	$58,085	$(6,115,074)	$(16,264,350)	$(10,170,273)

9. Indemnifications.

In the normal course of business, the Trust on behalf of the Funds enters into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

10. Risks.

Credit risk — The Income Fund invests primarily in debt instruments. The issuers’ ability to meet their obligations may be affected by the recent economic developments. In addition, the Income Fund’s investments are subject to credit risk, which is the risk that an issuer will be unable, or will be perceived to be unable, to repay its obligations at maturity. Funds that invest primarily in high quality securities generally are subject to less credit risk than funds that invest in lower quality securities. Certain securities are backed by credit enhancements from various financial institutions and financial guarantee assurance agencies. These credit enhancements reinforce the credit quality of the individual securities; however, if any of the financial institutions or financial guarantee assurance agencies’ credit quality should deteriorate, it could cause the individual security’s credit quality to change. Additionally, if the Income Fund concentrates its credit enhancements in any one financial institution, the risk of credit quality deterioration increases. The value of asset-backed securities may be affected by the credit risk of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition to credit risk, asset-backed securities and other securities with early redemption features are subject to pre-payment risk. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate or an issuer may retire an outstanding bond early

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) June 30, 2012 (Unaudited)

to reduce interest costs. The Income Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Since the Balanced Fund invests in the Income Fund, the Balanced Fund is indirectly subject to these risks.

Counterparty credit risk — Counterparty credit risk is the risk that a counterparty to a financial instrument will fail on a commitment that it has entered into with the Funds. The Funds’ sub-advisers seek to minimize counterparty credit risk by monitoring the creditworthiness of each counterparty on an ongoing basis.

Foreign security risk — The Income and International Equity Funds invest in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries. The market values of the Income and International Equity Funds’ investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating agencies in the ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Also, the ability of the issuers of debt securities held by the Income Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region. Since the Balanced Fund invests in the Income Fund, the Balanced Fund is indirectly subject to these risks.

11. Contingencies.

The Equity Fund and Socially Responsible Fund were named as defendants and putative members of a proposed defendant class of shareholders in a lawsuit filed on December 7, 2010, in the U.S. Bankruptcy Court for the District of Delaware and on March 6, 2012, in the District Court for the Southern District of New York, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding. The 2010 lawsuit was brought by the Official Committee of Unsecured Creditors of the Tribune Company and the 2012 lawsuit was brought by Deutsche Bank, as trustee for senior noteholders of Tribune Company. Both lawsuits relate to a leveraged buyout transaction by which Tribune Company converted to a privately-held company in 2007 less than a year prior to Tribune Company’s bankruptcy filing. The putative defendant class is comprised of beneficial owners of shares of Tribune Company who meet certain jurisdictional requirements and received proceeds of the leveraged buyout. The plaintiffs seek to recover those proceeds, together with interest and attorneys’ fees and expenses, as fraudulent transfers under the Bankruptcy Act or various state laws. The Adviser does not expect the Funds to be materially impacted by the lawsuits.

12. Subsequent Event Evaluation.

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

Wilshire Variable Insurance Trust Additional Fund Information

Information on Proxy Voting

The SEC has adopted the requirement that all funds file their complete proxy voting records with the SEC on an annual basis on Form N-PX. Such filing, for the 12-month period ended June 30, must be made no later than August 31 of each year.

A description of policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, along with each Fund’s proxy voting record relating to portfolio securities held during the most recent 12-month period ended June 30 is available at no charge, upon request by calling 1-888-200-6796, or on the SEC’s website at http://www.sec.gov.

Information on Form N-Q

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of period. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Householding Policy

In order to reduce printing and mailing expenses, only one copy of each prospectus, annual and semi-annual report will be sent to all related accounts at a common address, unless you have indicated otherwise on your Account Application. Contract Owners may revoke their consent to householding at any time by calling 1-800-999-1030. Upon receipt of a Contract Owner’s revocation, the Trust will begin mailing individual copies of the above-referenced documents to the Contract Owner’s attention within 30 days.

Wilshire Variable Insurance Trust Privacy Statement

At Wilshire Variable Insurance Trust, we appreciate the privacy concerns of our customers. We have established the following policies to maintain the privacy of information you share with us.

Information We Collect

We collect and retain nonpublic personal information about you that may include:

Information we receive on your account applications or other forms such as your name, address, financial information and/or social security number;

Information we receive about your mutual fund transactions, such as purchases, sales, exchanges and account balances; and

Information we collect through the use of Internet “cookies” when you access our website. Cookies are a collection of information stored on the local hard drive of an Internet user, used primarily by web servers to identify previous users and their preferences. A web server cannot find out a user’s name or email address, or anything about the user’s computer using cookies.

Information We May Share

We do not sell any of your nonpublic personal information to third parties. We may share the information we collect with affiliates or with non-affiliated third parties only when those parties are acting on our behalf in servicing your account, or as required by law. These third parties may include:

Administrative service providers who, for example, process transactions for your account, print checks or prepare account statements;

Companies that provide services for us to help market our products to you; and

Governmental or other legal agencies, as required by law.

When information is shared with third parties, they are legally obligated to maintain the confidentiality of the information and to limit their use of it to servicing your account, except as permitted or required by law.

Confidentiality And Security

Within our organization, we restrict access to your nonpublic personal information to authorized employees who need to access such information in order to provide services or products to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

As previously mentioned, we may collect information through the use of Internet “cookies” on our website. In addition, in order to provide you with access to your account via the web, it is necessary for us to collect certain nonpublic personal information such as your name, social security number and account information. Special measures such as data encryption and authentication apply to all nonpublic personal information and communications on our web site.

Applicability

Our privacy policies apply only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of any of the Funds, we consider you to be our customer. Shareholders purchasing or owning shares of any of the Funds through their bank, broker, or other financial institution should also consult that financial institution’s privacy policies.

The Wilshire Variable Insurance Trust values your business. We understand the importance of maintaining the integrity of your personal information and are committed to keeping your trust. Please contact us at 888-200-6796 if you have any questions concerning our policy.

Wilshire Variable Insurance Trust Semi-Annual Report June 30, 2012

Wilshire Variable Insurance Trust
Equity Fund Balanced Fund Income Fund	Small Cap Growth Fund International Equity Fund Socially Responsible Fund
Board of Trustees
Margaret M. Cannella Roger A. Formisano Edward Gubman	Suanne K. Luhn George J. Zock Chairman of the Board
Officers of the Funds
Jamie B. Ohl President	Victor Zhang Vice President
Helen Thompson Vice President	James E. St. Aubin Vice President
Michael Wauters Treasurer	Nathan R. Palmer Vice President
Gaurav Chopra Assistant Treasurer	Reena Lalji Secretary
Aaron Eubanks Chief Compliance Officer

Administrator
SEI Investments Global Funds Services
1 Freedom Valley Drive
Oaks, PA 19456

Transfer Agent
DST Systems, Inc.
333 W. 11th St.
Kansas City, MO 64105

Investment Adviser
Wilshire Associates Incorporated
1299 Ocean Avenue
Santa Monica, CA 90401-1085

Custodian
The Northern Trust Company
50 LaSalle Street
Chicago, IL 90401-1085

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
Two Commerce Square
2001 Market Street, Suite 1700
Philadelphia, PA 19103-7042

Investment Subadvisers

Clear Bridge Advisors LLC
620 8th Avenue
New York, NY 10018

Cornerstone Capital Management, Inc.
3600 Minnesota Drive, Suite 70
Edina, MN 55435

Systematic Financial Management, L.P.
300 Frank W. Burr Blvd., 7th Floor
Santa Barbara, CA 93101

Los Angeles Capital Management and Equity Research, Inc.
11150 Santa Monica Blvd., Suite 200
Los Angeles, CA 90025

PanAgora Asset Management, Inc.
260 Franklin Street, 22nd Floor
Boston, MA 02110

Thomas White International, Ltd.
440 South LaSalle Street, Suite 3900
Chicago, IL 60605

Ranger Investment Management, L.P.
300 Crescent Court, Suite 1100
Dallas, TX 75201

Western Asset Management Company
117 E. Colorado Blvd., Suite 600
Pasadena, CA 91105

Western Asset Management Limited
155 Bishopsgate, London England
EC2M 3XG

This Page Intentionally Left Blank.

This Page Intentionally Left Blank.

Wilshire Variable Insurance Trust
Wilshire Associates Incorporated
1299 Ocean Avenue
Santa Monica, CA 90401
1-888-200-6796

WIL-SA-002-0500

Wilshire Variable Insurance Trust
SEMI-ANNUAL REPORT (Unaudited) 2015 ETF Fund 2025 ETF Fund 2035 ETF Fund
June 30, 2012

Wilshire Variable Insurance Trust Table of Contents

Shareholder Letter	1
Fund Commentaries	2
Disclosure of Fund Expenses	8
Schedules of Investments	10
Statements of Assets and Liabilities	12
Statements of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	16
Notes to the Financial Statements	19
Additional Fund Information	24

Shares of the 2015 ETF Fund, 2025 ETF Fund and 2035 ETF Fund are sold only as the underlying investment for variable annuity contracts issued by insurance companies. This report is authorized for use in connection with any offering of a Fund’s shares only if accompanied or preceded by the Fund’s current prospectus.

Shares of the Wilshire Variable Insurance Trust are distributed by SEI Investments Distribution Co.

Wilshire Variable Insurance Trust Shareholder Letter

Dear Wilshire Variable Insurance Trust Shareholder:

We are pleased to present this first half report to all shareholders of the Wilshire Variable Insurance Trust Target Maturity Funds. This report covers the period from January 1, 2012 to June 30, 2012, for the VIT 2015 ETF Fund, VIT 2025 ETF Fund, and VIT 2035 ETF Fund (the “Funds”).

MARKET ENVIRONMENT

The U.S. stock market sold off in the second quarter after a strong first quarter performance, but still held on to gains as the Wilshire 5000 Total Market IndexSM returned 9.22% in the first half of the year. In the first quarter, large and small capitalization stocks posted similar results with the Wilshire US Large Cap IndexSM and Wilshire U.S. Small-Cap IndexSM returning 9.15% and 9.54%, respectively. In the second quarter, total returns were comparable across size segments with the Wilshire US Large Cap, Wilshire U.S. Small-Cap and Wilshire US Microcap Indexes down 3.11%, 3.33% and 2.85%, respectively.

Global stock markets experienced increased volatility in the first half of the year, but the MSCI EAFE still gained 2.96%. In the first quarter, markets were upbeat as the MSCI EAFE increased by 10.86%. However, sentiment turned negative during the second quarter, with events in continental Europe again taking center stage as the MSCI EAFE lost -7.13%. Greece’s ongoing fiscal woes were not the only news story affecting stocks as Spain’s banking sector entered crisis mode. Although a €100 million bailout to stabilize the nation’s banks failed to calm investors’ nerves, promises of increased fiscal integration among eurozone nations spurred a dramatic rally in European stocks at the end of the second quarter.

The U.S. bond market finished higher in the first half of the year as the Barclays Aggregate Bond Index gained 2.37%. During the first quarter, the massive liquidity injections provided by the Bank of Japan, European Central Bank and the Federal Reserve led to a rally in global equities and a move out of the safety of the bond market as the Barclays U.S. Aggregate Bond Index lost -0.55%. In the second quarter, bond investors searching for yield found another challenging marketplace as the volatility of global stock markets fueled a rotation into the safety of U.S. Treasuries, sending yields for this sector broadly lower.

FUND PERFORMANCE REVIEW

The Wilshire Variable Insurance Trust Target Maturity Funds outperformed their benchmarks in the first half of 2012. The VIT 2015 ETF Fund returned 5.79%, outperforming the S&P Target Date 2015 Index return of 4.66% by 1.13%. The VIT 2025 ETF Fund returned 5.81%, outperforming the S&P Target Date 2025 Index return of 5.50% by 0.31%. The VIT 2035 ETF Fund returned 6.12%, performing in line with the S&P Target Date 2035 Index return of 6.07%.

As always, we sincerely appreciate your continued support and confidence in Wilshire Associates.

Sincerely,

Jamie Ohl
President
Wilshire Variable Insurance Trust

1

Wilshire Variable Insurance Trust 2015 ETF Fund Commentary

2015 ETF FUND
Average Annual Total Return

Six Months Ended 06/30/12*	5.79%
One Year Ended 06/30/12	2.02%
Five Years Ended 06/30/12	1.77%
Inception (05/01/06) through 06/30/12	3.07%

S&P TARGET DATE 2015 INDEX(1)
Average Annual Total Return

Six Months Ended 06/30/12*	4.66%
One Year Ended 06/30/12	1.75%
Five Years Ended 06/30/12	2.15%
Inception (05/01/06) through 06/30/12	3.73%

*	Not annualized.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns.

(1)
The S&P Target Date 2015 Index (the “Index”) is designed to measure the performance of an investable asset allocation strategy that meets the investment objectives of an investor with an approximate 2015 target retirement horizon.

Since inception, certain fees and expenses were waived and reimbursed. Without waivers and reimbursements, total returns would have been lower. For the six months ended June 30, 2012, fees totaling 0.09% of average net assets were waived.

2

Wilshire Variable Insurance Trust 2015 ETF Fund Commentary - (Continued)

PORTFOLIO SECTOR WEIGHTING*
(As of June 30, 2012)

The investment objective of the 2015 ETF Fund (“Fund”) is to provide capital appreciation with current income and maximize total return until its target retirement date. Thereafter, the Fund’s objective will be to seek high current income and, as a secondary objective, capital appreciation. The chart above provides an illustrative allocation among the underlying ETFs, and the actual allocations will vary over time.

The first half of 2012 saw the U.S. stock market post another strong return as the S&P 500 Index rose 9.49%. The market got off to a fast start in the first quarter with the S&P 500 Index returning 12.58%. Several positive macroeconomic developments in the first quarter, including the European Central Bank’s announced $1.2 trillion long-term refinancing program and the Bank of Japan’s pledged 10 trillion yen in asset purchases, helped fuel positive investor sentiment. However, the second quarter saw the market reverse, and the S&P 500 Index was on track for a dismal second quarter before returning 2.29% on the last trading day and ending down -2.75% for the quarter. Investor sentiment worsened in the second quarter due in large part to continued uncertainty in the euro region and a stronger than expected slowdown in Chinese economic growth. Furthermore, uncertainty around the newly elected Greek government caused investor anxiety. France’s new government leadership also caused worries, while the nationalization of Spanish Bankia SA and the Spanish bailout funds request tempered investor sentiment. Foreign stock markets also posted positive returns as the MSCI EAFE Index rose 2.96% in US dollar terms, and in local currency terms, the index was up 4.24%. While Germany was the top performing country in Europe during the first quarter, Belgium was the lone European country posting a positive gain in the second quarter. After a positive start for the year, Emerging Markets slid during the second quarter as more evidence of a global economic slowdown, driven by the China’s weaker-than-expected growth, served as a drag on performance. Through June, the MSCI Emerging Markets Index rose 3.93%.

Fixed income performed well in the first half of the year, with investment grade U.S. bonds (the Barclays Capital U.S. Aggregate Bond Index) returning 2.37%. High yield outperformed their higher quality counterparts, with the Bank of American Merrill Lynch High Yield Master II Index returning 7.08%.

The 2015 ETF Fund returned 5.79% for the first six months of 2012, outperforming the custom benchmark return of 4.66% by 1.13%. The Fund benefited from its higher allocation to Large Cap U.S. Equities, which outperformed Large Cap International Equities.

*	Based on percent of Fund’s total investments in securities, at value. Includes investments held as collateral for securities on loan (See Note 6 in Notes to Financial Statements).

3

Wilshire Variable Insurance Trust 2025 ETF Fund Commentary

2025 ETF FUND
Average Annual Total Return

Six Months Ended 06/30/12*	5.81%
One Year Ended 06/30/12	0.80%
Five Years Ended 06/30/12	0.43%
Inception (05/01/06) through 06/30/12	2.11%

S&P TARGET DATE 2025 INDEX(1)
Average Annual Total Return

Six Months Ended 06/30/12*	5.50%
One Year Ended 06/30/12	0.13%
Five Years Ended 06/30/12	1.14%
Inception (05/01/06) through 06/30/12	3.18%

*	Not annualized.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns.

(1)
The S&P Target Date 2025 Index (the “Index”) is designed to measure the performance of an investable asset allocation strategy that meets the investment objectives of an investor with an approximate 2025 target retirement horizon.

Since inception, certain fees and expenses were waived and reimbursed. Without waivers and reimbursements, total returns would have been lower. For the six months ended June 30, 2012, fees totaling 0.08% of average net assets were waived.

4

Wilshire Variable Insurance Trust 2025 ETF Fund Commentary - (Continued)

PORTFOLIO SECTOR WEIGHTING*
(As of June 30, 2012)

The investment objective of the 2025 ETF Fund (“Fund”) is to provide capital appreciation with current income and maximize total return until its target retirement date. Thereafter, the Fund’s objective will be to seek high current income and, as a secondary objective, capital appreciation. The chart above provides an illustrative allocation among the underlying ETFs, and the actual allocations will vary over time.

The first half of 2012 saw the U.S. stock market post another strong return as the S&P 500 Index rose 9.49%. The market got off to a fast start in the first quarter with the S&P 500 Index returning 12.58%. Several positive macroeconomic developments in the first quarter, including the European Central Bank’s announced $1.2 trillion long-term refinancing program and the Bank of Japan’s pledged 10 trillion yen in asset purchases, helped fuel positive investor sentiment. However, the second quarter saw the market reverse, and the S&P 500 Index was on track for a dismal second quarter before returning 2.29% on the last trading day and ending down -2.75% for the quarter. Investor sentiment worsened in the second quarter due in large part to continued uncertainty in the euro region and a stronger than expected slowdown in Chinese economic growth. Furthermore, uncertainty around the newly elected Greek government caused investor anxiety. France’s new government leadership also caused worries, while the nationalization of Spanish Bankia SA and the Spanish bailout funds request tempered investor sentiment. Foreign stock markets also posted positive returns as the MSCI EAFE Index rose 2.96% in US dollar terms, and in local currency terms, the index was up 4.24%. While Germany was the top performing country in Europe during the first quarter, Belgium was the lone European country posting a positive gain in the second quarter. After a positive start for the year, Emerging Markets slid during the second quarter as more evidence of a global economic slowdown, driven by the China’s weaker-than-expected growth, served as a drag on performance. Through June, the MSCI Emerging Markets Index rose 3.93%.

Fixed income performed well in the first half of the year, with investment grade U.S. bonds (the Barclays Capital U.S. Aggregate Bond Index) returning 2.37%. High yield outperformed their higher quality counterparts, with the Bank of American Merrill Lynch High Yield Master II Index returning 7.08%.

The 2025 ETF Fund returned 5.81% for the first six months of 2012, outperforming the custom benchmark return of 5.50% by 0.31%. The value add from the Fund’s overweight to TIPS was partially offset by the Fund’s allocation to Large Cap Intentional Equities.

*	Based on percent of Fund’s total investments in securities, at value. Includes investments held as collateral for securities on loan (See Note 6 in Notes to Financial Statements).

5

Wilshire Variable Insurance Trust 2035 ETF Fund Commentary

2035 ETF FUND
Average Annual Total Return

Six Months Ended 06/30/12*	6.12%
One Year Ended 06/30/12	(0.64)%
Five Years Ended 06/30/12	(1.36)%
Inception (05/01/06) through 06/30/12	0.84%

S&P TARGET DATE 2035 INDEX(1)
Average Annual Total Return

Six Months Ended 06/30/12*	6.07%
One Year Ended 06/30/12	(1.11)%
Five Years Ended 06/30/12	0.12%
Inception (05/01/06) through 06/30/12	2.57%

*	Not annualized.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns.

(1)
The S&P Target Date 2035 Index (the “Index”) is designed to measure the performance of an investable asset allocation strategy that meets the investment objectives of an investor with an approximate 2035 target retirement horizon.

Since inception, certain fees and expenses were waived and reimbursed. Without waivers and reimbursements, total returns would have been lower. For the six months ended June 30, 2012, fees totaling 0.08% of average net assets were waived.

6

Wilshire Variable Insurance Trust 2035 ETF Fund Commentary - (Continued)

PORTFOLIO SECTOR WEIGHTING*
(As of June 30, 2012)

The investment objective of the 2035 ETF Fund (“Fund”) is to provide capital appreciation with current income and maximize total return until its target retirement date. Thereafter, the Fund’s objective will be to seek high current income and, as a secondary objective, capital appreciation. The chart above provides an illustrative allocation among the underlying ETFs, and the actual allocations will vary over time.

The first half of 2012 saw the U.S. stock market post another strong return as the S&P 500 Index rose 9.49%. The market got off to a fast start in the first quarter with the S&P 500 Index returning 12.58%. Several positive macroeconomic developments in the first quarter, including the European Central Bank’s announced $1.2 trillion long-term refinancing program and the Bank of Japan’s pledged 10 trillion yen in asset purchases, helped fuel positive investor sentiment. However, the second quarter saw the market reverse, and the S&P 500 Index was on track for a dismal second quarter before returning 2.29% on the last trading day and ending down -2.75% for the quarter. Investor sentiment worsened in the second quarter due in large part to continued uncertainty in the euro region and a stronger than expected slowdown in Chinese economic growth. Furthermore, uncertainty around the newly elected Greek government caused investor anxiety. France’s new government leadership also caused worries, while the nationalization of Spanish Bankia SA and the Spanish bailout funds request tempered investor sentiment. Foreign stock markets also posted positive returns as the MSCI EAFE Index rose 2.96% in US dollar terms, and in local currency terms, the index was up 4.24%. While Germany was the top performing country in Europe during the first quarter, Belgium was the lone European country posting a positive gain in the second quarter. After a positive start for the year, Emerging Markets slid during the second quarter as more evidence of a global economic slowdown, driven by the China’s weaker-than-expected growth, served as a drag on performance. Through June, the MSCI Emerging Markets Index rose 3.93%.

Fixed income performed well in the first half of the year, with investment grade U.S. bonds (the Barclays Capital U.S. Aggregate Bond Index) returning 2.37%. High yield outperformed their higher quality counterparts, with the Bank of American Merrill Lynch High Yield Master II Index returning 7.08%.

The 2035 ETF Fund performed in line with the custom benchmark, returning 6.12% versus the benchmark’s 6.07% for the first six months of 2012. The Fund benefited from its higher allocation to Large Cap U.S. Equities, which outperformed Large Cap International Equities.

*	Based on percent of Fund’s total investments in securities, at value. Includes investments held as collateral for securities on loan (See Note 6 in Notes to Financial Statements).

7

Wilshire Variable Insurance Trust Disclosure of Fund Expenses For the Six Months Ended June 30, 2012 (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for investment advisory, administrative services, distribution and/or shareholder services and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return for the period, the “Expense Ratio” column shows the period’s annualized expense ratio, and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. The “Ending Account Value” shown is derived from hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. Wilshire Variable Insurance Trust has no such charges or fees, but they may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds.

8

Wilshire Variable Insurance Trust Disclosure of Fund Expenses - (Continued) For the Six Months Ended June 30, 2012 (Unaudited)

	Beginning Account Value 01/01/12	Ending Account Value 06/30/12	Expense Ratio(1)(2)	Expenses Paid During Period 01/01/12-06/30/12(3)(4)
2015 ETF Fund
Actual Fund Return	$1,000.00	$1,057.90	0.60%	$3.07
Hypothetical 5% Return	$1,000.00	$1,021.88	0.60%	$3.02
2025 ETF Fund
Actual Fund Return	$1,000.00	$1,058.10	0.60%	$3.07
Hypothetical 5% Return	$1,000.00	$1,021.88	0.60%	$3.02
2035 ETF Fund
Actual Fund Return	$1,000.00	$1,061.20	0.60%	$3.07
Hypothetical 5% Return	$1,000.00	$1,021.88	0.60%	$3.02

(1)	The expense ratio does not include the expenses of the underlying ETFs.
(2)	Annualized, based on the Fund’s expenses for the most recent fiscal half-year.
(3)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period, then divided by 366.
(4)	Expenses shown do not include annuity contract fees.

9

Wilshire Variable Insurance Trust Schedules of Investments June 30, 2012 (Unaudited)

2015 ETF Fund
Shares		Value
EXCHANGE TRADED FUNDS — 96.9%
56,239	iShares Barclays TIPS Bond Fund	$6,731,808
32,000	Market Vectors Emerging Markets Local Currency Bond ETF	817,920
7,070	SPDR Barclays Capital High Yield Bond ETF	278,982
18,646	SPDR Barclays Capital International Treasury Bond ETF	1,102,725
11,720	Vanguard Global ex-U.S. Real Estate ETF	558,575
109,340	Vanguard MSCI EAFE ETF	3,451,864
26,286	Vanguard MSCI Emerging Markets ETF	1,050,126
8,606	Vanguard REIT ETF	563,091
126,840	Vanguard S&P 500 ETF (a)	7,899,595
10,370	Vanguard Short-Term Bond ETF	841,318
6,507	Vanguard Small-Cap Growth ETF (a)	544,961
20,079	Vanguard Small-Cap Value ETF	1,369,388
23,410	Vanguard Total Bond Market ETF	1,975,336

Total Exchange Traded Funds — 96.9%
(Cost $25,867,393)	27,185,689

SHORT-TERM INVESTMENTS — 31.9%
8,046,130	Northern Trust Institutional Liquid Asset Portfolio, 0.01% (b) (c)	8,046,130
900,501	Northern Trust Institutional Government Select Portfolio, 0.01% (c)	900,501

Total Short-Term Investments — 31.9%
(Cost $8,946,631)	8,946,631

Total Investments — 128.8%
(Cost $34,814,024)	36,132,320

Other Assets & Liabilities, Net - (28.8)%	(8,082,453)

NET ASSETS — 100.0%	$28,049,867

2025 ETF Fund
Shares		Value
EXCHANGE TRADED FUNDS — 96.4%
45,738	iShares Barclays TIPS Bond Fund	$5,474,839
39,040	Market Vectors Emerging Markets Local Currency Bond ETF	997,862
8,626	SPDR Barclays Capital High Yield Bond ETF	340,382
17,062	SPDR Barclays Capital International Treasury Bond ETF	1,009,047
14,300	Vanguard Global ex-U.S. Real Estate ETF	681,538
164,170	Vanguard MSCI EAFE ETF	5,182,847
32,061	Vanguard MSCI Emerging Markets ETF	1,280,837
10,500	Vanguard REIT ETF	687,015
165,390	Vanguard S&P 500 ETF (a)	10,300,489
12,650	Vanguard Short-Term Bond ETF	1,026,295
11,910	Vanguard Small-Cap Growth ETF	997,462
24,487	Vanguard Small-Cap Value ETF	1,670,013
40,792	Vanguard Total Bond Market ETF	3,442,029

Total Exchange Traded Funds — 96.4%
(Cost $32,048,622)		33,090,655

SHORT-TERM INVESTMENTS — 33.6%
10,254,180	Northern Trust Institutional Liquid Asset Portfolio, 0.01% (b) (c)	10,254,180
1,256,085	Northern Trust Institutional Government Select Portfolio, 0.01% (c)	1,256,085

Total Short-Term Investments — 33.6%
(Cost $11,510,265)	11,510,265

Total Investments — 130.0%
(Cost $43,558,887)	44,600,920

Other Assets & Liabilities, Net - (30.0)%	(10,294,681)

NET ASSETS — 100.0%	$34,306,239

See Notes to Financial Statements.

10

Wilshire Variable Insurance Trust Schedules of Investments - (Continued) June 30, 2012 (Unaudited)

2035 ETF Fund
Shares		Value
EXCHANGE TRADED FUNDS — 97.8%
22,921	iShares Barclays TIPS Bond Fund	$2,743,644
28,550	Market Vectors Emerging Markets Local Currency Bond ETF	729,738
18,380	SPDR Barclays Capital High Yield Bond ETF	725,275
11,726	SPDR Barclays Capital International Treasury Bond ETF	693,476
15,960	Vanguard Global ex-U.S. Real Estate ETF	760,653
250,540	Vanguard MSCI EAFE ETF (a)	7,909,548
46,499	Vanguard MSCI Emerging Markets ETF (a)	1,857,635
11,424	Vanguard REIT ETF	747,472
206,560	Vanguard S&P 500 ETF (a)	12,864,557
8,540	Vanguard Short-Term Bond ETF	692,850
13,469	Vanguard Small-Cap Growth ETF	1,128,029
21,931	Vanguard Small-Cap Value ETF	1,495,694
45,104	Vanguard Total Bond Market ETF	3,805,875

Total Exchange Traded Funds — 97.8%
(Cost $35,705,365)	36,154,446

SHORT-TERM INVESTMENTS — 21.1%
6,998,976	Northern Trust Institutional Liquid Asset Portfolio, 0.01% (b) (c)	6,998,976
820,585	Northern Trust Institutional Government Select Portfolio, 0.01% (c)	820,585

Total Short-Term Investments — 21.1%
(Cost $7,819,561)	7,819,561

Total Investments — 118.9%
(Cost $43,524,926)	43,974,007

Other Assets & Liabilities, Net - (18.9)%	(6,998,873)

NET ASSETS — 100.0%	$36,975,134

As of June 30, 2012, each of the Funds’ investments is considered Level 1. During the six months ended June 30, 2012, there have been no transfers between Level 1 and Level 2 assets and liabilities. Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.

(a)
This security or a partial position of this security is on loan at June 30, 2012. The total market value of securities on loan for 2015 ETF, 2025 ETF and 2035 ETF was $8,083,845, $10,300,489 and $7,038,150, respectively. (Note 6)

(b)
This security was purchased with cash collateral held from securities on loan. The total value of such securities for 2015 ETF, 2025 ETF and 2035 ETF 2012 was $8,046,130, $10,254,180 and $6,998,976, respectively. (Note 6)

(c)	Rate shown is the 7-day effective yield as of June 30, 2012.

EAFE — Europe, Australasia, Far East

ETF — Exchange-Traded Fund

MSCI — Morgan Stanley Capital International

REIT — Real Estate Investment Trust

S&P — Standard & Poor’s

SPDR — Standard & Poor’s Depositary Receipt

TIPS — Treasury Inflationary Protection Securities

See Notes to Financial Statements.

11

Wilshire Variable Insurance Trust Statements of Assets and Liabilities June 30, 2012 (Unaudited)

	2015 ETF FUND	2025 ETF FUND	2035 ETF FUND
ASSETS:
Investments in securities, at value (Note 2)	$36,132,320	$44,600,920	$43,974,007
Dividends and interest receivable	6	8	6
Receivable for Fund shares sold	28,585	40,676	81,619
Receivable from Adviser (Note 3)	3,635	4,249	4,538
Prepaid Expenses	1,357	1,649	1,738
Total assets	36,165,903	44,647,502	44,061,908

LIABILITIES:
Payable upon return on securities loaned	8,046,130	10,254,180	6,998,976
Payable for Fund shares redeemed	29,355	39,106	37,251
Investment advisory fees payable (Note 3)	11,382	13,874	14,764
Distribution fees payable (Note 4)	5,773	6,960	7,430
Administration fees payable	897	1,092	1,168
Chief Compliance Officer expenses payable	569	657	689
Other accrued expenses	21,930	25,394	26,496
Total liabilities	8,116,036	10,341,263	7,086,774

NET ASSETS	$28,049,867	$34,306,239	$36,975,134

NET ASSETS consist of:
Paid-in capital	$25,800,148	$31,748,117	$34,401,539
Undistributed net investment income	827,239	863,481	859,629
Accumulated net realized gain on investments	104,184	652,608	1,264,885
Net unrealized appreciation of investments	1,318,296	1,042,033	449,081

NET ASSETS	$28,049,867	$34,306,239	$36,975,134

SHARES OUTSTANDING:
(Unlimited shares authorized)	2,557,391	3,306,008	3,740,634

NET ASSET VALUE:
(Offering and redemption price per share)	$10.97	$10.38	$9.88

Investments, at cost (Note 2)	$34,814,024	$43,558,887	$43,524,926
Securities on Loan	8,083,845	10,300,489	7,038,150

See Notes to Financial Statements.

12

Wilshire Variable Insurance Trust Statements of Operations For the Six Months Ended June 30, 2012 (Unaudited)

	2015 ETF FUND	2025 ETF FUND	2035 ETF FUND
INVESTMENT INCOME:
Dividend income	$234,254	$267,448	$264,655
Interest income	31	41	48
Income from Security Lending	10,013	12,875	18,655
Total income	244,298	280,364	283,358

EXPENSES:
Investment advisory fees (Note 3)	33,820	40,715	43,204
Distribution fees (Note 4)	33,820	40,715	43,204
Administration fees (Note 3)	5,411	6,514	6,913
Trustees' fees and expenses (Note 3)	2,515	2,934	3,082
Chief Compliance Officer expenses	200	246	263
Printing fees	3,452	4,012	4,288
Professional fees	5,907	7,011	7,401
Custodian fees	4,053	4,183	4,338
Transfer agent fees	1,757	1,919	1,952
Other	1,978	2,251	2,357
Total expenses	92,913	110,500	117,002
Fees waived by Adviser (Note 3)	(11,744)	(12,788)	(13,317)
Net expenses	81,169	97,712	103,685

Net investment income	163,129	182,652	179,673

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS (Notes 2 and 5):
Net realized gains from:
Sales of investments	64,533	21,143	60,510

Net change in unrealized appreciation on investments	1,252,649	1,516,776	1,735,231

Net realized and unrealized gain on investments	1,317,182	1,537,919	1,795,741

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,480,311	$1,720,571	$1,975,414

See Notes to Financial Statements.

13

Wilshire Variable Insurance Trust Statements of Changes in Net Assets For the Six Months Ended June 30, 2012 (Unaudited)

	2015 ETF FUND	2025 ETF FUND	2035 ETF FUND
OPERATIONS:
Net investment income	$163,129	$182,652	$179,673
Net realized gain from sales of investments	64,533	21,143	60,510
Net change in unrealized appreciation on investments	1,252,649	1,516,776	1,735,231
Net increase in net assets resulting from operations	1,480,311	1,720,571	1,975,414

CAPITAL STOCK TRANSACTIONS: (DOLLARS)
Shares sold	2,211,178	4,199,533	4,926,765
Shares redeemed	(1,223,767)	(1,155,783)	(887,034)

Net increase in net assets from capital stock transactions	987,411	3,043,750	4,039,731

Net increase in net assets	2,467,722	4,764,321	6,015,145

NET ASSETS:
Beginning of period	25,582,145	29,541,918	30,959,989
End of period	$28,049,867	$34,306,239	$36,975,134

Undistributed net investment income at end of period	$827,239	$863,481	$859,629

CAPITAL SHARE TRANSACTIONS:
Shares sold	202,822	406,164	504,753
Shares redeemed	(112,077)	(110,864)	(90,327)

Net increase in shares outstanding	90,745	295,300	414,426

See Notes to Financial Statements.

14

Wilshire Variable Insurance Trust Statements of Changes in Net Assets For the Year Ended December 31, 2011

	2015 ETF FUND	2025 ETF FUND	2035 ETF FUND
OPERATIONS:
Net investment income	$664,146	$680,847	$679,976
Net realized gain from sales of investments and realized gain distributions from underlying funds	2,977,413	2,873,026	3,385,408
Net change in unrealized depreciation on investments	(3,260,163)	(3,542,565)	(4,627,173)
Net increase/(decrease) in net assets resulting from operations	381,396	11,308	(561,789)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(393,131)	(345,452)	(326,042)

CAPITAL STOCK TRANSACTIONS: (DOLLARS)
Shares sold	4,244,137	6,872,746	7,925,261
Shares issued as reinvestment of distributions	393,131	345,451	326,042
Shares redeemed	(4,602,663)	(1,929,178)	(1,422,378)

Net increase in net assets from capital stock transactions	34,605	5,289,019	6,828,925

Net increase in net assets	22,870	4,954,875	5,941,094

NET ASSETS:
Beginning of year	25,559,275	24,587,043	25,018,895
End of year	$25,582,145	$29,541,918	$30,959,989

Undistributed net investment income at end of year	$664,110	$680,829	$679,956

CAPITAL SHARE TRANSACTIONS:
Shares sold	401,242	684,445	822,867
Shares issued as reinvestment of distributions	37,874	35,178	35,021
Shares redeemed	(436,562)	(192,142)	(147,134)

Net increase in shares outstanding	2,554	527,481	710,754

See Notes to Financial Statements.

15

Wilshire Variable Insurance Trust 2015 ETF Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Period.
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009		Year Ended December 31, 2008	Year Ended December 31, 2007
Net asset value, beginning of period	$10.37		$10.37	$9.37	$8.02		$10.94	$10.54

Income from investment operations:
Net investment income1	0.07		0.27	0.16	0.08		0.44	0.34
Net realized and unrealized gain/(loss) on investments	0.53		(0.11)	0.91	1.56		(3.09)	0.14
Total from investment operations	0.60		0.16	1.07	1.64		(2.65)	0.48

Less distributions:
From net investment income	0.00		(0.16)	(0.07)	(0.28)		(0.16)	(0.05)
From capital gains	0.00		0.00	0.00	(0.01)		(0.11)	(0.03)
Total distributions	0.00		(0.16)	(0.07)	(0.29)		(0.27)	(0.08)

Net asset value, end of period	$10.97		$10.37	$10.37	$9.37		$8.02	$10.94

Total return2	5.79	%4	1.56%	11.41%	20.49%		(24.18)%	4.57%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$28,050		$25,582	$25,559	$21,489		$14,674	$8,555
Operating expenses including reimbursement/waiver/recoupment†	0.60	%5	0.60%	0.60%	0.59	%3	0.50%	0.50%
Operating expenses excluding reimbursement/waiver/recoupment†	0.69	%5	0.71%	0.68%	0.62%		1.05%	1.35%
Net investment income†	1.21	%5	2.55%	1.70%	0.97%		4.54%	3.08%
Portfolio turnover rate	2	%4	70%	37%	107%		32%	3%

†	These ratios do not include expenses from the affiliated funds held prior to October 8, 2009, or ETFs.
1
The selected per share data was calculated using the average shares outstanding method for the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

2
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

3
On October 1, 2009, the Fund began accruing expenses under a 12b-1 plan which caused expenses to exceed the expense cap of 0.60%, resulting in expenses which were waived. Prior to October 1, 2009, the Fund ran at or below its expense cap of 0.60%.

4	Not Annualized.
5	Annualized.

See Notes to Financial Statements.

16

Wilshire Variable Insurance Trust 2025 ETF Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Period.
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009		Year Ended December 31, 2008	Year Ended December 31, 2007
Net asset value, beginning of period	$9.81		$9.90	$8.91	$7.54		$11.00	$10.60

Income from investment operations:
Net investment income1	0.05		0.25	0.16	0.09		0.23	0.32
Net realized and unrealized gain/(loss) on investments	0.52		(0.22)	0.89	1.46		(3.33)	0.14
Total from investment operations	0.57		0.03	1.05	1.55		(3.10)	0.46

Less distributions:
From net investment income	0.00		(0.12)	(0.06)	(0.17)		(0.20)	(0.03)
From capital gains	0.00		0.00	0.00	(0.01)		(0.16)	(0.03)
Total distributions	0.00		(0.12)	(0.06)	(0.18)		(0.36)	(0.06)

Net asset value, end of period	$10.38		$9.81	$9.90	$8.91		$7.54	$11.00

Total return2	5.81	%4	0.26%	11.77%	20.60%		(28.11)%	4.36%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$34,306		$29,542	$24,587	$16,665		$9,679	$7,028
Operating expenses including reimbursement/waiver/recoupment†	0.60	%5	0.60%	0.60%	0.59	%3	0.50%	0.50%
Operating expenses excluding reimbursement/waiver/recoupment†	0.68	%5	0.72%	0.70%	0.65%		1.13%	1.72%
Net investment income†	1.12	%5	2.48%	1.73%	1.13%		2.46%	2.85%
Portfolio turnover rate	—	%4	66%	32%	100%		24%	2%

†	These ratios do not include expenses from the affiliated funds held prior to October 8, 2009, or ETFs.
1
The selected per share data was calculated using the average shares outstanding method for the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

2
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

3
On October 1, 2009, the Fund began accruing expenses under a 12b-1 plan which caused expenses to exceed the expense cap of 0.60%, resulting in expenses which were waived. Prior to October 1, 2009, the Fund ran at or below its expense cap of 0.60%.

4	Not Annualized.
5	Annualized.
Amounts designated as “—” have been rounded to 0.

See Notes to Financial Statements.

17

Wilshire Variable Insurance Trust 2035 ETF Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Period.
Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007
Net asset value, beginning of period	$9.31	$9.57	$8.55	$7.14	$11.04	$10.57

Income from investment operations:
Net investment income1	0.05	0.23	0.14	0.09	0.24	0.24
Net realized and unrealized gain/(loss) on investments	0.52	(0.39)	0.93	1.41	(3.89)	0.24
Total from investment operations	0.57	(0.16)	1.07	1.50	(3.65)	0.48

Less distributions:
From net investment income	0.00	(0.10)	(0.05)	(0.08)	(0.13)	0.00	2
From capital gains	0.00	0.00	0.00	(0.01)	(0.12)	(0.01)
Total distributions	0.00	(0.10)	(0.05)	(0.09)	(0.25)	(0.01)

Net asset value, end of period	$9.88	$9.31	$9.57	$8.55	$7.14	$11.04

Total return3	6.12	%4	(1.68)%	12.52%	21.03%	(33.00)%	4.61%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$36,975	$30,960	$25,019	$16,378	$7,923	$3,607
Operating expenses including reimbursement/waiver/recoupment†	0.60	%5	0.60%	0.60%	0.60%	0.50%	0.50%
Operating expenses excluding reimbursement/waiver/recoupment†	0.68	%5	0.72%	0.70%	0.69%	1.64%	3.37%
Net investment income†	1.04	%5	2.41%	1.64%	1.12%	2.65%	2.20%
Portfolio turnover rate	2	%4	74%	35%	96%	18%	0%

†	These ratios do not include expenses from the affiliated funds held prior to October 8, 2009, or ETFs.
1
The selected per share data was calculated using the average shares outstanding method for the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

2	Amount is less than $0.01 per share.
3
If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

4	Not Annualized.
5	Annualized.

See Notes to Financial Statements.

18

Wilshire Variable Insurance Trust Notes to Financial Statements June 30, 2012 (Unaudited)

1.	Organization.

The Wilshire Variable Insurance Trust (the “Trust”) is an open-end, diversified management investment company registered under the Investment Company Act of 1940 (“1940 Act”), which offers units of beneficial interest (shares) in 9 separate investment portfolios. The portfolios presented in these financial statements are: 2015 ETF Fund, 2025 ETF Fund and 2035 ETF Fund (collectively the “Funds”, each a “Fund” of the Trust). The Funds operate under a fund of funds structure and at this time invest substantially all of their assets in unaffiliated exchange-traded funds (“ETF” or “ETFs”), which primarily invest in equity and fixed income securities, according to an asset allocation strategy designed for investors planning to retire in certain target years. The financial statements for the other Funds of the Trust managed by Wilshire Associates Incorporated (“Wilshire” or the “Adviser”) are included in a separate annual report. Shares may be purchased by insurance company separate accounts for certain variable insurance contracts and by plan sponsors of qualified retirement plans.

Funds’ Investment Objectives:

High total return until each respective Fund’s target retirement date. Thereafter, high current income and, as a secondary objective, capital appreciation. Each Fund is designed to provide a mix of assets with a risk/return profile that is appropriate for the participant’s age in connection with his/her anticipated target retirement date. The risk/return profile of the Funds will adjust with time and become more conservative.

2.	Significant Accounting Policies.

Use of estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates.

Security valuation — A Fund’s investment in an ETF is valued at the ETF’s net asset value or is valued at market price, depending upon whether a Fund purchased the ETF directly from the ETF in “creation units” or on an exchange, as applicable.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of the fair value hierarchy as follows:

•	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•	Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For the six months ended June 30, 2012, there have been no significant changes to the Funds’ fair value methodologies and there have been no transfers between Level 1 and Level 2 assets and liabilities. For the year ended June 30, 2012, there were no Level 3 securities held by the Funds.

Fair value measurement classifications are summarized in the Funds’ Schedules of Investments.

19

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) June 30, 2012 (Unaudited)

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 requires reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 requires reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. The Funds adopted ASU 2011-04 during the six months ended June 30, 2012. The adoption of ASU 2011-04 did not have an impact on the Funds’ financials.

Security transactions and investment income — Security transactions are recorded on a trade date basis. Dividend income and realized gain distributions from the ETFs are recorded on the ex-dividend date. Interest income accrues daily. Securities gains and losses are determined on the basis of identified cost.

Expense policy — Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among all funds of the Trust in relation to the net assets of each fund or another reasonable basis. Expenses which are attributable to the Trust and the Wilshire Mutual Funds, Inc. are allocated across the Trust and the Wilshire Mutual Funds, Inc. based upon relative net assets or another reasonable basis.

Distributions to shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are declared and paid annually. The Funds’ net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Additional distributions of net investment income and capital gains may be made at the discretion of the Board of Trustees in order to avoid the application of a 4% non-deductible federal excise tax.

3.	Investment Advisory Fee and Other Transactions With Affiliates.

The Trust employs the Adviser to manage the investment and reinvestment of the assets of the Funds and to continuously review, oversee and administer the Funds’ investment programs.

Pursuant to the Advisory Agreement (the “Agreement”) between the Funds and Wilshire, Wilshire charges annual management fees of 0.25% of average daily net assets of the 2015 ETF Fund, 2025 ETF Fund and the 2035 ETF Fund. Wilshire has entered into a contractual expense limitation agreement (the “Expense Limitation Agreement”) with the Funds to waive a portion of its management fee and/or reimburse expenses to limit annual operating expenses to 0.60% (exclusive of ETF fees and expenses) of average daily net assets for each of the Funds. This agreement to limit expenses continues through at least April 30, 2013. Wilshire may recoup the amount of any management fee waived or expense reimbursed within three years after the year in which Wilshire incurred the expense if the recoupment does not exceed the existing expense limitation for each Fund. At ,June 30, 2012, the amounts of waivers subject to recoupment for the 2015 ETF Fund, 2025 ETF Fund and the 2035 ETF Fund were $10,601, $11,200 and $11,427, respectively, expiring in 2012; $18,679, $19,587 and $20,245, respectively, expiring in 2013; $29,870, $33,265 and $34,342, respectively, expiring in 2014; and $11,744, $12,788, and $13,317, respectively, expiring in 2015. The Adviser cannot recapture any expenses or fees it waived or reimbursed prior to August 21, 2009 under the prior Expense Limitation Agreement.

For the six months ended June 30, 2012, the Adviser waived expenses in the amounts listed below.

Fund	Fees Waived
2015 ETF Fund	$11,744
2025 ETF Fund	12,788
2035 ETF Fund	13,317

Because the ETFs have varied fee and expense levels and the Funds may own different proportions of the ETFs at different times, the amount of fees and expenses incurred indirectly by a Fund will vary.

20

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) June 30, 2012 (Unaudited)

SEI Investments Global Funds Services (“SEI”) serves as the Trust’s administrator and accounting agent pursuant to an administration agreement dated May 30, 2008. DST Systems, Inc. serves as the Trust’s transfer agent and dividend disbursing agent. Effective June 10, 2011, Northern Trust replaced BNY Mellon Asset Servicing Global Financial Institutions (formerly, PNC Global Investment Services Inc.) as the Trust’s custodian. SEI Investments Distribution Co. serves as the Trust’s distributor.

Officers’ and Trustees’ expenses — The officers of the Trust are affiliated with and receive remuneration from the Adviser. The Trust does not pay any remuneration to its officers. The Trust and the Wilshire Mutual Funds, Inc. together pay each independent trustee an annual retainer of $14,000, an annual additional Board chairperson retainer of $12,000, a Board in-person meeting fee of $1,500, a Board telephonic meeting fee of $1,000, an annual Committee member retainer of $4,000, an annual Committee chairperson retainer of $8,000 in lieu of the $4,000 Committee member retainer, and a Committee telephonic meeting fee of $500.

4.	Distribution and Shareholder Services Plan.

The Funds have adopted a plan under Rule 12b-1 of the 1940 Act that provides for a fee of up to 0.25% of each Fund’s average net assets payable to SEI Investments Distribution Co. (the “Distributor”) to reimburse the Distributor for distribution and shareholder services provided to shareholders.

5.	Security Transactions.

For the six months ended June 30, 2012, the aggregate cost of purchases and proceeds from sales of investments, were as follows:

Fund	Purchases	Proceeds from Sales
2015 ETF Fund	$1,180,457	$426,783
2025 ETF Fund	3,234,052	104,145
2035 ETF Fund	4,965,629	577,455

6.	Securities Lending.

The Funds may seek additional income by lending their securities on a short-term basis to banks, brokers and dealers in return for cash collateral, which is invested in short-term securities. A Fund may return a portion of the interest earned to the borrower or a third party which is unaffiliated with the Trust and acting as a “placing broker.” A Fund receives compensation for lending securities in the form of fees. A Fund also continues to receive dividends on the securities loaned. Security loans are secured at all times by collateral. It is the Trust’s policy that the collateral be equal to at least 102% of the market value of the securities loaned (105% if the collateral and securities loaned are denominated in different currencies) plus accrued interest when the transaction is entered into, and that the collateral supporting loans be remarked daily. However, due to market fluctuations during the day, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Gain or loss in the market price of the securities loaned that may occur during the term of the loan are reflected in the value of the Fund. The risks from securities lending are that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Fund. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of securities loans were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Northern Trust Company (“Northern Trust”), the Funds’ custodian, acts as the securities lending agent for the Funds. The value of the securities on loan and the value of the related collateral at June 30, 2012 are shown on the Statement of Assets and Liabilities. The Northern Trust Institutional Liquid Asset Portfolio was purchased with proceeds from collateral received from securities on loan. At June 30, 2012 $8,046,130, $10,254,180 and $6,998,976, of this cash equivalent represents the collateral received for securities on loan in the 2015 ETF Fund, the 2025 ETF Fund and the 2035 ETF Fund, respectively.

21

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) June 30, 2012 (Unaudited)

7.	Significant Shareholder Activity.

On June 30, 2012, the Funds had the following concentrations of shareholders holding 10% or more of the outstanding shares of the Funds. These represent omnibus shareholder accounts.

Fund
2015 ETF Fund (1 omnibus shareholder)	97%
2025 ETF Fund (1 omnibus shareholder)	98%
2035 ETF Fund (1 omnibus shareholder)	98%

8.	Tax Information.

No provision for federal income taxes is required because each Fund has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and distributes to shareholders all of its taxable income and gains. Federal income tax regulations differ from accounting principles generally accepted in the United States of America; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing a Fund’s tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

The federal tax cost, unrealized appreciation and depreciation at June 30, 2012 for each Fund is as follows:

Fund	Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
2015 ETF Fund	$34,816,442	$2,044,784	$(728,906)	$1,315,878
2025 ETF Fund	43,561,947	1,939,234	(900,261)	1,038,973
2035 ETF Fund	43,524,926	1,649,488	(1,200,407)	449,081

The differences between book and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses on wash sales on all Funds.

The tax character of distributions declared for the years ended December 31, 2011 and December 31, 2010, respectively were as follows:

Fund	2011 Ordinary Income	2011 Capital Gains	2010 Ordinary Income	2010 Capital Gains
2015 ETF Fund	$393,131	$—	$169,619	$—
2025 ETF Fund	345,452	—	144,001	—
2035 ETF Fund	326,042	—	130,932	—

22

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) June 30, 2012 (Unaudited)

At December 31, 2011, the components of distributable earnings on a tax basis were as follows:

	2015 ETF Fund	2025 ETF Fund	2035 ETF Fund
Undistributed ordinary income	$664,112	$680,828	$679,958
Accumulated capital gain	42,069	634,519	1,204,380
Unrealized appreciation (depreciation)	63,229	(477,803)	(1,286,150)
Other temporary differences	(2)	7	(7)
Total distributable earnings	$769,408	$837,551	$598,181

The Funds intend to retain realized gains to the extent of available capital loss carryforwards. At December 31, 2011, the 2015 ETF Fund, 2025 ETF Fund and 2035 Fund had no unused capital losses available for federal income tax purposes.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

During the year ended December 31, 2011, the 2015 ETF Fund, 2025 ETF Fund and 2035 ETF Fund utilized capital loss carryforwards of $2,937,026, $2,238,508 and $2,181,028, respectively, to offset capital gains.

9.	Indemnifications.

In the normal course of business, the Trust on behalf of the Funds enters into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

10.	Credit Risk.

Certain securities in which an ETF may invest are backed by credit enhancements from various financial institutions and financial guarantee assurance agencies. These credit enhancements reinforce the credit quality of the individual securities; however, if any of the financial institutions or financial guarantee assurance agencies’ credit quality should deteriorate, it could cause the individual security’s credit quality to change. Additionally, if any of the ETFs concentrate their credit enhancements in any one financial institution, the risk of credit quality deterioration increases. The value of asset-backed securities may be affected by the credit risk of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition to credit risk, asset-backed securities and other securities with early redemption features are subject to pre-payment risk. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate or an issuer may retire an outstanding bond early to reduce interest costs. An ETF’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

11.	Subsequent Event Evaluation.

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

23

Wilshire Variable Insurance Trust Additional Fund Information

Information on Proxy Voting

The Securities and Exchange Commission (“SEC”) has adopted the requirement that all funds file their complete proxy voting records with the SEC on an annual basis on Form N-PX. Such filing, for the 12-month period ended June 30, must be made no later than August 31 of each year.

A description of policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, along with each Fund’s proxy voting record relating to portfolio securities held during the most recent 12-month period ended June 30 is available at no charge, upon request by calling 1-888-200-6796, or on the SEC’s website at http://www.sec.gov.

Information on Form N-Q

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of period. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Householding Policy

In order to reduce printing and mailing expenses, only one copy of each prospectus, annual and semi-annual report will be sent to all related accounts at a common address, unless you have indicated otherwise on your Account Application. Contract Owners may revoke their consent to householding at any time by calling 1-800-999-1030. Upon receipt of a Contract Owner’s revocation, the Trust will begin mailing individual copies of the above-referenced documents to the shareholder’s attention within 30 days.

24

Wilshire Variable Insurance Trust Privacy Statement

At Wilshire Variable Insurance Trust, we appreciate the privacy concerns of our customers. We have established the following policies to maintain the privacy of information you share with us.

Information We Collect

We collect and retain nonpublic personal information about you that may include:

Information we receive on your account applications or other forms such as your name, address, financial information and/or social security number;

Information we receive about your mutual fund transactions, such as purchases, sales, exchanges and account balances; and

Information we collect through the use of Internet “cookies” when you access our website. Cookies are a collection of information stored on the local hard drive of an Internet user, used primarily by web servers to identify previous users and their preferences. A web server cannot find out a user’s name or email address, or anything about the user’s computer using cookies.

Information We May Share

We do not sell any of your nonpublic personal information to third parties. We may share the information we collect with affiliates or with non-affiliated third parties only when those parties are acting on our behalf in servicing your account, or as required by law. These third parties may include:

Administrative service providers who, for example, process transactions for your account, print checks or prepare account statements;

Companies that provide services for us to help market our products to you; and

Governmental or other legal agencies, as required by law.

When information is shared with third parties, they are legally obligated to maintain the confidentiality of the information and to limit their use of it to servicing your account, except as permitted or required by law.

Confidentiality And Security

Within our organization, we restrict access to your nonpublic personal information to authorized employees who need to access such information in order to provide services or products to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

As previously mentioned, we may collect information through the use of Internet “cookies” on our website. In addition, in order to provide you with access to your account via the web, it is necessary for us to collect certain nonpublic personal information such as your name, social security number and account information. Special measures such as data encryption and authentication apply to all nonpublic personal information and communications on our web site.

Applicability

Our privacy policies apply only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of any of the Funds, we consider you to be our customer. Shareholders purchasing or owning shares of any of the Funds through their bank, broker, or other financial institution should also consult that financial institution’s privacy policies.

The Wilshire Variable Insurance Trust values your business. We understand the importance of maintaining the integrity of your personal information and are committed to keeping your trust. Please contact us at 888-200-6796 if you have any questions concerning our policy.

Wilshire Variable Insurance Trust

Wilshire Associates Incorporated
1299 Ocean Avenue
Santa Monica, CA 90401
1-888-200-6796

WIL-SA-003-0500

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees since the registrant last disclosed such procedures in the definitive prospectus/proxy statement on Form N-14 filed with the SEC on December 3, 2008.

Item 11.	Controls and Procedures.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 .

(b)
There were no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Wilshire Variable Insurance Trust.

By (Signature and Title)*	/s/ Jamie B. Ohl
Jamie B. Ohl, President
(principal executive officer)

Date: September 4, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Jamie B. Ohl
Jamie B. Ohl, President
(principal executive officer)

Date: September 4, 2012

By (Signature and Title)*	/s/ Michael Wauters
Michael Wauters, Treasurer
(principal financial officer)

Date: September 4, 2012

*     Print the name and title of each signing officer under his or her signature.